UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21866

HIGHLAND FUNDS I

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017

Item 1.	Reports to Stockholders.

A copy of the Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Funds I

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Floating Rate Opportunities Fund

Highland Merger Arbitrage Fund

Highland Opportunistic Credit Fund

Annual Report

June 30, 2017

Highland Funds I

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Floating Rate Opportunities Fund

Highland Merger Arbitrage Fund

Highland Opportunistic Credit Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2017	Highland Long/Short Equity Fund

Manager’s Discussion

For the fiscal year 2017 (ending June 30th, 2017), the Highland Long/Short Equity Fund (the “Fund”) Class Z Shares returned 8.2% compared to the Morningstar Long/Short Category return of 8.9% and the S&P 500 return of 17.9%. The Fund’s net long exposure for the fiscal year averaged 54%. For the calendar year 2017 through June 30th, the Fund returned 6.3% compared to the Morningstar Long/Short Category return of 4.5% and the S&P 500 return of 9.3%.

Since the financial crisis of 2008, fundamental, active investing has largely been out of favor. In fact, from 2011-2016, less than 30% of active managers outperformed their benchmarks. This compares to the 2004-2010 period where approximately half of active managers outperformed their benchmarks. In our opinion, a main driver of this underperformance was a direct result of the global monetary policy response from central banks around the world following the financial crisis. Global central banks have pursued unprecedented monetary policies that resulted in extremely low interest rates, which we believe distorted financial markets with several notable consequences for the equity markets.

First, the strong fixed income returns due to the steady decline in interest drove massive inflows into both fixed income assets and high yielding equities. Defensive sectors with historically high dividend yields such as Utilities, REITs, and Consumer Staples, as well as higher yielding stocks within the rest of the equity market, became market leaders at the same time that equity markets continued higher. Historically, in rising equity markets, defensive stocks tend to underperform given their lower beta, and only outperform during market corrections. Most active managers, the Fund included, tend to have less exposure in these areas given the macro nature of these securities and the relatively higher correlation that individual stocks within these sectors have with one another, making outperformance through stock selection that much more difficult. Second, as active managers underperformed, the trend toward passive investing only accelerated, pushing more money into the indexes. Third, correlations between individual stocks were extremely high during this period. In an environment when securities are moving together, it is much more difficult to profit from a long-short strategy, or to distinguish oneself by picking outperforming securities. The bottom line is that macro factors, predominantly driven by the large decline in interest rates, had an outsized influence on asset returns. During such an extreme environment, where company fundamentals took a back seat to the macro for such an extended timeframe, active stock picking suffered more than anyone, including us, would have expected.

With the beginning of the normalization of interest rates and the end to quantitative easing, we are of the opinion that the outlook for alternative strategies and active management is much brighter. Correlations between individual stocks are falling and dispersion between individual stocks are much higher, providing a more favorable environment to profit from both winners and losers on the long and short side. This environment has led to a strong first half performance of calendar 2017 for active managers, as active funds had their strongest relative performance vs. their benchmarks in over 4 years.

To take advantage of what we consider to be more favorable investing environment, the Fund has increased its gross exposure from the 110% to 120% level to the 140% to 150% range, while maintaining its net long exposure in a similar range of 50% to 55%. As a result, the Fund increased its exposure to both its long and short positions in an approximately equal amount. This has the effect of increasing the Fund’s exposure to its individual investments without increasing the overall net long exposure to the underlying movements, or beta, of the equity market allowing the Fund to capitalize more on stock picking. This change in gross exposure was a strong driver of returns seen in the first half of calendar 2017. The Fund uses derivatives such as equity swaps, written options and futures to help hedge against issuer-related risk or other risks, and as substitutes for direct investments that the Fund may make. These derivatives were a positive driver of performance during the period.

As a reminder, the Fund aims to generate above average total returns, while also attempting to preserve capital and mitigate risk through hedging activities. This makes downside protection an important facet and outcome of the Fund’s risk/return profile. The Fund tends to have risk that is roughly 1/3 to 1/2 of that of the S&P 500. For instance, since inception, the Fund’s beta is 0.33 with volatility (standard deviation) of 7.5% compared to 15.1% for the S&P 500. The Fund has also delivered a downside capture of 36%, which measures the average decline of the Fund compared to the S&P 500 in months where the S&P 500 experienced negative returns. Since inception, our Fund has returned 4.5% compared to the 7.5% return for the S&P 500. However, our risk is anywhere from 1/3 to 1/2 as much as the S&P 500. In theory, an investor should only expect to have a return that is commensurate with that risk profile, or 1/3 to 1/2 of the S&P 500’s return. As the Fund’s return has been above that range, we believe the Fund is delivering on its stated objectives. With the changing market environment seeming to create a tailwind for the Fund’s investment style, we believe that the Fund will have an even stronger chance of delivering on its objectives in the future.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2017	Highland Long/Short Equity Fund

Highland Long/Short Equity Fund - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2017	7.76%	1.83%	7.12%	6.12%	8.20%	n/a
Five Year	4.62%	3.44%	3.94%	3.94%	4.99%	n/a
Ten Year	3.20%	2.63%	2.56%	2.56%	3.55%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 3.89%, Class C 4.51%, and Class Z 3.51%. Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) has contractually agreed to waive 1.25% of the Fund’s management fee. The fee waiver will continue through at least October 31, 2017. Total net operating expenses including the fee waiver and excluding dividends on short sales are Class A 1.84%, Class C 2.49%, and Class Z 1.49%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit ourwebsite at www.highlandfunds.com.

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2017	Highland Long/Short Healthcare Fund

Performance Review

For the twelve months ended June 30, 2017, the Highland Long/Short Healthcare Fund Class Z (the “Fund”) underperformed both its benchmark and Morningstar category. While it uses an industry standard benchmark, the S&P 500, we believe that this index does not reflect an appropriate context to evaluate performance as the Fund maintains a net exposure to the overall market of 40-70% on average. Over the last twelve months, the Fund returned 1.43% while the Morningstar Long/Short Equity category and S&P 500 returned 8.87% and 17.9% respectively1. During the same period, the S&P Sector Healthcare Index returned 12.47%.

Manager’s Discussion

The rollercoaster that is the Healthcare sector has not seemed to slow down over the past twelve months. Volatility has remained very high within the sector, much of which is the result of the sector being caught in the middle of a political battle. For instance, in the week’s leading up to last November’s controversial presidential election, the sector experienced a 10% drawdown. The closely followed and topical Biotechnology industry fell more than 20%2. Then in the days right before the election, the sector rebounded, as it appeared likely that Hillary Clinton would win the election. However, Trump’s surprise victory provided another shot of political uncertainty to the sector. Post-election through the end of the year, investors began rotating out of defensive areas like healthcare, consumer discretionary and information technology and into cyclical sectors like financials and industrials. We believe that this dynamic led to considerable technical headwinds for the sector. The magnitude of these swings within the sector, alongside mounting concerns over global growth slowing, continued weakness in oil prices, and disparate central bank policy helped cause equity price correlations move up significantly. Given the volatility and overall lagging performance of the sector, the Fund’s beta to the Healthcare sector was a leading contributor to its underperformance.

While Healthcare has remained front and center in the news over what a potential GOP-led healthcare reform bill would look like, the sector has been one of the best performing S&P 500 sectors YTD through June 30. Through the first six months of this year, the S&P 500 Healthcare sector has returned 16.1%, second only to the Technology sector2. During this same period, the Fund returned 3.44%1. The Fund’s stock selection within specific sub-industries of Healthcare has led to the YTD underperformance. Those industry exposures that have detracted the most from YTD performance include Healthcare Facilities, Pharma & Specialty Pharma and Healthcare Technology. On the other, the Fund’s stock selection within the Biotechnology, Managed Care and Healthcare Equipment sub-industries have contributed to its YTD performance. Additionally, in this type of equity market environment, it is important not to let your short positions trip you up too much. They will of course minimize the Fund’s upside potential, but not allowing your short book to get away from you is important. While the team has been able to generate alpha from many of its short positions thus far YTD, several others have hurt performance in a meaningful way. The Fund uses derivatives such as written options and futures to help hedge against certain risks, and as substitutes for direct investments. These derivatives had a negative overall impact on performance.

As it relates to the Republican’s attempts at passing a Healthcare repeal and/or replacement bill, it is still too early to tell what will eventually happen and how the industry and the Fund will be effected. We believe that the GOP-led Congress will continue to work on the issue until they are successful in passing some type of reform or stabilization legislation, and that once there is clarity on how the industry will be impacted, Healthcare investors such as ourselves will be able to make the appropriate adjustments. We also believe that it is evident that some industries, perhaps hospitals and Medicaid managed care organizations, will face pressure while others such as the large insurers stand to benefit from potential changes. While too early to judge its affects, the Long/Short Healthcare team is tracking the legislation very closely in order to take advantage of attractive investment opportunities.

As a manager, we acknowledge the Fund’s underperformance. No significant changes to the Fund occurred during the period. The team continues to believe in the long-term fundamental strength and growth of the Healthcare sector. Despite the uncertainty stemming from Washington as it relates to the Healthcare sector, several fundamental, long-tailed trends within the sector such as changing demographics, increasing organic price inflation and increasing utilization of healthcare services continue to create significant investment opportunities. We believe that the team’s discipline and formidable healthcare expertise is uniquely positioned to take advantage of these opportunities in order to provide clients a better experience moving forward.

[1]	Source: Morningstar Direct as of 6/30/2017

[2]	Source: Bloomberg

Annual Report	3

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2017	Highland Long/Short Healthcare Fund

Highland Long/Short Healthcare Fund - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2017	0.96%	-4.60%	0.37%	-0.63%	1.43%	n/a
Five Year	3.16%	2.00%	2.56%	2.56%	3.56%	n/a
Since Inception: (May 4, 2008)	4.50%	3.86%	3.91%	3.91%	4.88%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 2.72%, Class C 3.37%, and Class Z 2.38%. Total net operating expenses for each class excluding dividends on short sales are Class A 2.02%, Class C 2.67%, and Class Z 1.68%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that aninvestor’s shares, when redeemed, may be worthmore or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to themost recent month-end, please visit ourwebsite at www.highlandfunds.com.

4	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2017	Highland Floating Rate Opportunities Fund

Performance Overview

For the twelve month period ended June 30, 2017, the Highland Floating Rate Opportunities Fund’s (the “Fund”) Class Z Shares had a total return of 10.05%. Over the same period, the Morningstar Bank Loan Category had a net return of 6.66%, and the fund’s benchmark Credit Suisse Leveraged Loan Index (the “Index”) had a total return of 7.49%. As of June 30, 2017, the Fund was invested in 159 issuers generating a 12-month yield of 4.89%. The weighted average loan price in the portfolio was $96.98, and the average price of CLO debt was $97.87. In terms of composition, the Fund was allocated to 75.7% loans, 9.2% CLO debt, 8.1% post-reorg equity, and 2.5% bonds.

Manager’s Discussion

The strength that emerged in the leveraged loan market during the first half of 2016 continued into the second half and has persisted for the past six months. Brexit and the U.S. presidential election introduced periods of volatility but proved insufficient to destabilize markets for an extended period. In fact U.S. financial markets have broadly continued to strengthen after the election as the Republican sweep has increased hope for a pro-growth agenda that may include decreased regulation, healthcare and tax reform, and increased fiscal spending. The past year has also witnessed three rate hikes by the Federal Reserve as it remains keen to remove ultra-accommodative support and to stay ahead of any potential inflationary pressures. All of these factors have contributed to a favorable environment for floating rate credit. New issuance during the first half of 2017 was a record $577 billion, but a large portion of this amount was related to repricing and refinancing activity as issuers took advantage of heightened demand. The average bid for the Index began the period at $92.85 and finished the twelve month period ending June 30, 2017 at $97.19. On a trailing 12-month basis, the leveraged loan default environment has improved and remains relatively benign, with default rates decreasing to 1.42% from 1.97% a year earlier, well below the historical average of 3.31%. The default rate improvement was principally driven by reduced activity in the energy sector, as commodity prices recovered and weaker issuers completed restructurings.

Although yield and average price have been somewhat negatively impacted by the repricing and refinancing activity, retail investor inflows have remained positive, and CLO issuance has been relatively strong despite the new risk retention rules taking effect at the end of 2016. Through this period, the Fund outperformed both of the aforementioned benchmarks admirably, which serves as a testament to its strategy. We continue to follow an investment strategy centered on higher conviction credits supported by a deep fundamental approach to valuation. As a complement to the core loan portfolio, the Fund also maintains some exposure to floating rate CLO debt, which we believe is an investment adjacency and takes advantage of the manager’s extensive knowledge of the secondary CLO market, providing the Fund with exposure to additional assets whose risk may be mispriced by the market. Both of these strategies were substantial contributors to the Fund’s outperformance over the past year, and we are constructive on this continuing to be the case over the near-term.

On the back of continued hope out of Washington D.C., the broader equity markets have risen to or near all-time highs. Although “hard” and “soft” economic data have exhibited some divergences, we remain constructive on the backdrop for risk assets as healthy business and consumer confidence provide a tailwind while pro-growth policy reforms are enacted. Given the likelihood of the Fed continuing to raise rates and with the wave of repricing activity presumably behind us, bank loans should benefit in this environment and provide an attractive return profile over the near-term. Nonetheless, as economic data evolves and Central Banks gradually remove policy accommodation in the U.S. (and potentially Europe), there is a possibility that we may encounter bouts of volatility. We believe that the Fund is well suited to capitalize on these situations should they arise. Although it continues to hold a higher conviction portfolio of credits, the Fund remains well diversified with a number of higher quality credits that will presumably be less impacted by market volatility and could serve as rotation candidates as we optimize the portfolio to enhance its risk-adjusted return profile. We continue to believe that overall loans remain attractive versus other credit alternatives given the seniority, security, and floating rate nature of the asset class and as such should be a long-term allocation to any diversified fixed income portfolio. In addition to the Fund’s predominant loan portfolio, we believe that its continued allocation to CLO debt and certain catalyst-driven special situations will provide further opportunities to outperform the Index over time.

Annual Report	5

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2017	Highland Floating Rate Opportunities Fund

Highland Floating Rate Opportunities Fund - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2017	9.67%	5.86%	9.13%	8.13%	10.05%	n/a
Five Year	6.22%	5.46%	5.69%	5.69%	6.60%	n/a
Ten Year	0.42%	0.06%	-0.08%	-0.08%	0.76%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 3.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

*	Effective June 13, 2011, the Highland Floating Rate Fund and Highland Floating Rate Advantage Fund merged to form the Highland Floating Rate Opportunities Fund. The performance data presented above reflects that of Highland Floating Rate Advantage Fund, the Predecessor Fund, for periods prior to June 13, 2011.

A significant portion of the Fund’s performance for the period was attributable to the performance of the Fund’s equity investments. No assurance can be given that the Fund’s equity investments will perform similarly in the future.

Fees and Expenses: The total annual operating expenses of the Fund are Class A 1.50%, Class C 2.00%, and Class Z 1.20%. TheAdviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.95% of average daily net assets of the Fund. The expense cap expired on October 31, 2016. Total net operating expenses for each class after reimbursement and excluding dividends on short sales are Class A 1.46%, Class C 1.95%, and Class Z 1.11%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worthmore or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit ourwebsite at www.highlandfunds.com.

6	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2017	Highland Merger Arbitrage Fund

Manager Discussion

The Highland Merger Arbitrage Fund (the “Fund”) seeks to achieve positive absolute returns with reduced correlation to equity and fixed income markets. The Fund attempts to achieve its objective by investing in publicly announced mergers to capture the spread between the current price of the target company — or company being acquired — and the announced offer price for that company.

After a merger or acquisition is publicly announced, the stock of the target company typically trades at a discount to the offer price, creating a spread which can be captured by investing in that company’s stock. By seeking to invest in successful merger deals that close and avoiding deals that fail, Highland believes the strategy can generate positive absolute returns with relatively low volatility and low correlation to equity and fixed income markets. The Fund uses derivatives such as equity swaps and futures to help hedge against issuer-related risk or other risks, and as substitutes for direct investments that the Fund may make. These derivatives were a positive driver of performance during the period.

We believe the investment opportunities within merger arbitrage will create a solid environment for this strategy over the next 3-5 years due to strong merger and acquisition (“M&A”) activity and record high equity prices. And we believe an environment of rising interest rates also has the effect of increasing returns for this strategy as merger arbitrage spreads typically increase as short term rates increase. Since January 2015, the Z share class of the Fund has achieved an 8.4% annualized return with a standard deviation of 3.5% and beta of 0.00. The Fund’s 0.00 correlation to the S&P 500 and -0.06 correlation to the Barclays US Aggregate Bond Index could make it a compelling alternative to a traditional equity and/or fixed income portfolio. Since merger arbitrage strategies have historically been positively correlated with interest rates, the Fund may be able to provide a hedge to the decreased value of bonds.

The Z share class of the Fund returned 9.5% for the twelve months ended June 30th, 2017, outperforming the HFRI Merger Arbitrage Index (+6.6%), the Morningstar Market Neutral Category (+3.0%) and the Barclays US Aggregate Bond Index (-0.3%). For the six months ended June 30, 2017, the Fund returned 5.6%. Strong M&A deal activity has created what we consider to be a solid environment for the Fund, as there have been more and larger deals in which to invest. This has been driven primarily by low absolute interest rate levels and record high equity prices. Current high levels of cash on corporate balance sheets should also create a solid tailwind for continued M&A activity over the next several years. Portfolio turnover for the Fund was 233% for the period ended June 30, 2017 and 718% for the period ended December 31, 2016. Portfolio turnover was significantly reduced from the period ended December 31, 2016 due to the completion of the Fund’s initial “ramping up” phase following its commencement of operations.

Annual Report	7

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2017	Highland Merger Arbitrage Fund

Highland Merger Arbitrage Fund - Class Z

Average Annual Total Returns
	Class A				Class C				Class Z
	Without Sales Charge		With Sales Charge		Without Sales Charge		With Sales Charge		Without Sales Charge		With Sales Charge

Year Ended June 30, 2017	n/a		n/a		n/a		n/a		9.48%		n/a
Five Year	n/a		n/a		n/a		n/a		n/a		n/a
Since Inception: (August 19, 2016) for Class A and C (January 20, 2015) for Class Z	8.26	%(a)	2.31	%(a)	7.61	%(a)	6.61	%(a)	8.25	%(b)	n/a

(a)	Not annualized
(b)	Annualized

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 6.40%, Class C 7.28%, and Class Z 6.11%. Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.50% of average daily net assets of the Fund. The fee waiver will continue through at least May 1, 2018. Total net annualized operating expenses for each class after reimbursement and excluding dividends on short sales are Class A 1.86%, Class C 2.48%, and Class Z 1.53%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Investment Adviser. Absent this expense limitation, performance results would have been lower.

Performance results for Class Z shares also include performance from the Predecessor Fund. The Predecessor Fund was not managed as a 1940 Act Fund so the expenses and ratios may be different. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund invests in value stocks which involve the risk of investing in securities that are undervalued and may not realize their full potential. The Fund also invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

8	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2017	Highland Opportunistic Credit Fund

Performance Overview

For the twelve month period ended June 30, 2017, the Highland Opportunistic Credit Fund’s (the “Fund”) Class Z Shares returned 24.31%.1 For the same period, the Barclays Capital U.S. Aggregate Bond Index returned -0.31% and the Morningstar Nontraditional Bond Category average returned 5.92%.

Manager’s Discussion

For the twelve months ended June 30, 2017, the nontraditional bond category recovered substantially from the prior year’s unfavorable performance. This recovery was driven by a myriad of factors: stabilization in commodity prices, stronger economic activity leading to a solid earnings rebound — particularly in cyclical industries, a more benign global macro environment and optimistic expectations for favorable policy change. The rally was broad-based across US credit markets — with loans up 7.2% and high yield up 12.1% over the period. CCC loans were up 22.2% vs. BB loans up only 4.9%, highlighting the “risk-on” orientation of the rally. Nevertheless, lower-rated credit continues to have what we consider to be appropriate loss-adjusted spreads, relative to higher-rated opportunities — reflecting some valuation logic in this technically well-bid market.

As of June 30, 2017, the Fund’s portfolio composition consisted of 54.8% performing loans, 9.9% performing high yield bonds, 17.4% performing CLO debt and 17.9% equity (primarily post-reorg and/or credit-position-related equities). Our five key “alpha” themes made up 48.0% of the portfolio, including 17.4% CLOs, 11.9% energy dislocation, 9.1% businesses in transition, 6.0% electricity generation and 3.6% situational media — across 36 active positions. As positions within our key themes have achieved targeted price levels or our evaluation of potential fundamental upside evolves, we have been prudent in monetizing gains in certain portfolio positions.

Despite the strong performance during the year ended June 30, 2017, we remain constructive on both the current yield and price convexity (average loan price: 91.6; average high yield bond price: 79.2; average CLO debt price: 95.5) within the portfolio. With the persistent reach for yield globally, many corporate credits provide asymmetric risk profiles. The Fund’s portfolio and our investment process, however, are biased toward idiosyncratic, fundamental outcomes. Therefore, we believe the Fund’s portfolio can generate additional performance despite current valuations at the broad market level. We remain mindful of our place in the credit cycle and plan to continue balancing the Fund’s portfolio between higher current yield, performing credit and stressed/distressed opportunities in the marketplace.

[1]	Only eligible investors may purchase Class Z Shares. Please refer to the prospectus for information and conditions.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment-grade debt issues, including government. corporate, asset-backed and mortgage-backed securities, with maturities of more than 1 year. It is not possible to invest directly in an index. The returns of each index do not reflect the actual cost of investing in the instruments that comprise it

The Morningstar Nontraditional Bond Category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe.

Annual Report	9

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2017	Highland Opportunistic Credit Fund

Highland Opportunistic Credit Fund - Class Z

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2017	23.79%	19.32%	23.14%	22.14%	24.31%	n/a
Five Year	10.25%	9.48%	9.85%	9.85%	10.46%	n/a
Ten Year	3.49%	3.12%	3.30%	3.30%	3.59%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect themaximum sales charge of 3.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 1.94%, Class C 2.41%, and Class Z 1.63%. The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, dividend expenses on short sales, interest payments, brokerage commotions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 0.90% of average daily net assets of the Fund. The expense cap will continue through at least October 31, 2017. Total net operating expenses for each class after reimbursement and excluding dividends on short sales are: Class A 1.38%, Class C 1.85%, and Class Z 1.07%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worthmore or less than their original cost. Current performancemay be lower or higher than the performance data quoted. For performance data current to the most recentmonth-end, please visit our website at www.highlandfunds.com.

[1]

Effective July 1, 2014, the Highland Special Situations Fund (the “Predecessor Fund”) was reorganized into the Highland Opportunistic Credit Fund (the“Fund”). The Predecessor Fund was a closed-end fund whose shares were privately offered. The Class Z performance information shown for periods prior to July 1, 2014 is that of the Predecessor Fund. The returns of the Class A and Class C Shares would have substantially similar returns as Class Z because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that classes have different expenses. The Predecessor Fund was managed by the same Adviser with the same investment objective and substantially similar investment strategies as the Fund. Mr. Dondero, a current portfolio manager of the Fund, also managed the Predecessor Fund since its inception on May 18, 2005. The Predecessor Fund was not managed as a 1940 Act Fund so the expenses and ratios may be different.

10	Annual Report

FUND PROFILE (unaudited)

Highland Long/Short Equity Fund

Objective

Highland Long/Short Equity Fund seeks consistent, above average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Net Assets as of June 30, 2017

$393.9 million

Portfolio Data as of June 30, 2017

The information below provides a snapshot of Highland Long/Short Equity Fund at the end of the reporting period. Highland Long/Short Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 06/30/2017 (%)(1)	Long Exposure	Short Exposure	Net Exposure
Broad Market Index	—	(1.3)	(1.3)
Consumer Discretionary	6.2	(2.9)	3.3
Consumer Staples	2.9	(1.0)	1.9
Energy	4.8	(6.8)	(2.0)
Financial	17.2	(6.6)	10.6
Healthcare	7.7	(1.4)	6.3
Industrials	5.8	(5.6)	0.2
Information Technology	34.8	(6.5)	28.3
Materials	5.7	—	5.7
Other Investments and Assets & Liabilities(2)	43.9	—	43.9
Real Estate	4.9	(0.9)	4.0
Telecommunication Services	—	(1.8)	(1.8)
Utilities	1.0	—	1.0

Top 5 Holdings as of 06/30/2017 (%)(1)(3) Long Securities		Short Securities
CDK Global, Inc.	5.5	ONEOK, Inc.	(2.9)
Visa, Inc.	4.7	People’s United Financial, Inc.	(1.6)
Facebook, Inc.	4.1	PayPal Holdings, Inc.	(1.6)
Cognizant Technology Solutions Corp.	4.0	O’Reilly Automotive, Inc.	(1.5)
FMC Corp.	3.4	Qorvo, Inc.	(1.4)

The Fund’s investment activities, such as short sales which involve unlimited loss potential, involve a significant degree of risk. The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to the financial statement’s footnote 8, Disclosure of Significant Risks and Contingencies, for more information.

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s cash equivalent investments in the amount of $57,570,579.

(3)	Excludes the Fund’s cash equivalent investments.

Annual Report	11

FUND PROFILE (unaudited)

Highland Long/Short Healthcare Fund

Objective

Highland Long/Short Healthcare Fund seeks long-term capital appreciation.

Net Assets as of June 30, 2017

$107.6 million

Portfolio Data as of June 30, 2017

The information below provides a snapshot of Highland Long/Short Healthcare Fund at the end of the reporting period. Highland Long/Short Healthcare Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 06/30/2017 (%)(1)(2)	Long Exposure	Short Exposure	Net Exposure
Healthcare Biotechnology	27.0	(22.8)	4.2
Healthcare Equipment	9.6	(13.0)	(3.4)
Healthcare Facilities	7.3	(1.8)	5.5
Healthcare Services	4.2	(2.4)	1.8
Healthcare Technology	0.4	(8.3)	(7.9)
Life Sciences Tools & Services	6.6	(0.6)	6.0
Managed Healthcare	18.5	—	18.5
Pharmaceuticals	24.7	(7.9)	16.8
Information Technology	3.3	(1.0)	2.3
Other Investments and Assets & Liabilities	59.0	—	59.0
Purchased Call Options	0.9	—	0.9
Financials	—	(1.3)	(1.3)
Consumer Staples	—	(2.4)	(2.4)

Top 5 Holdings as of 06/30/2017 (%)(1)(2) Long Securities		Short Securities
Anthem, Inc.	7.6	SPDR S&P Biotech, ETF	(4.8)
AbbVie, Inc.	6.7	iShares Nasdaq Biotechnology Index Fund ETF	(4.5)
UnitedHealth Group, Inc.	6.7	athenahealth, Inc.	(3.3)
Minerva Neurosciences, Inc.	6.5	Ionis Pharmaceuticals, Inc.	(3.2)
Mettler-Toledo International, Inc.	6.2	Glaukos Corp.	(3.1)

The Fund’s investment activities, such as short sales which involve unlimited loss potential, involve a significant degree of risk. The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

The Fund’s performance largely depends on the healthcare industry and is susceptible to economic, political and regulatory risks.

Please refer to the financial statement’s footnote 8, Disclosure of Significant Risks and Contingencies, for more information.

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

12	Annual Report

FUND PROFILE (unaudited)

Highland Floating Rate Opportunities Fund

Objective

Highland Floating Rate Opportunities Fund seeks to provide a high level of current income, consistent with preservation of capital.

Net Assets as of June 30, 2017

$887.3 million

Portfolio Data as of June 30, 2017

The information below provides a snapshot of Highland Floating Rate Opportunities Fund at the end of the reporting period. Highland Floating Rate Opportunities Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 06/30/2017 (%)(1)
BBB	4.2
BBB-	(0.2)
BB	46.5
B	26.7
CCC or Lower	7.5
Not Rated	15.3

Top 5 Sectors as of 06/30/2017 (%)(2)(3)
Financial	15.7	(4)
Media & Telecommunications	13.3
Service	10.8
Healthcare	9.7
Utilities	8.0

Top 10 Holdings as of 06/30/2017 (%)(2)(3)
Metro-Goldwyn-Mayer, Inc. (Common Stocks)	5.4
CCS Medical, Inc. (U.S. Senior Loans)	2.7
Vistra Energy Corp. (Common Stocks)	2.1
J.C. Penney Corporation, Inc. 5.45%, 06/23/23 (U.S. Senior Loans)	1.5
Kronos Incorporated 4.68%, 11/01/23 (U.S. Senior Loans)	1.4
Univision Communications, Inc. 3.98%, 03/15/24 (U.S. Senior Loans)	1.3
Lightstone Holdco LLC 5.72%, 01/30/24 (U.S. Senior Loans)	1.3
AlixPartners LLP 4.30%, 04/04/24 (U.S. Senior Loans)	1.3
Russell Investment Group 6.98%, 06/01/23 (U.S. Senior Loans)	1.3
Vistra Operations Company LLC 4.47%, 12/14/23 (U.S. Senior Loans)	1.2

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to the financial statement’s footnote 8, Disclosure of Significant Risks and Contingencies, for more information.

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

(4)	Includes Collateralized Loan Obligations.

Annual Report	13

FUND PROFILE (unaudited)

Highland Merger Arbitrage Fund

Objective

Highland Merger Arbitrage Fund seeks to generate positive absolute returns.

Net Assets as of June 30, 2017

$30.0 million

Portfolio Data as of June 30, 2017

The information below provides a snapshot of Highland Merger Arbitrage Fund at the end of the reporting period. Highland Merger Arbitrage Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 06/30/2017 (%)(1)	Long Exposure	Short Exposure	Net Exposure
Commercial Services	—	(0.8)	(0.8)
Consumer Discretionary	4.5	—	4.5
Consumer Staples	1.1	(1.6)	(0.5)
Energy	7.3	(6.4)	0.9
Financial	33.9	(34.0)	(0.1)
Healthcare	15.6	(8.3)	7.3
Industrials	1.3	(4.5)	(3.2)
Information Technology	13.1	—	13.1
Materials	0.7	(0.7)	—
Media & Telecommunications	—	(0.2)	(0.2)
Other Assets and Liabilities(2)	88.2	—	88.2
Retail	—	(3.4)	(3.4)
Telecommunications	—	(4.3)	(4.3)
Transportation	—	(4.5)	(4.5)
Utilities	3.2	—	3.2

Top 5 Holdings as of 06/30/2017 (%)(1)(3) Long Securities		Short Securities
Allied World Assurance Co. Holdings AG	11.1	Columbia Banking System, Inc.	(10.1)
Pacific Continental Corp.	10.1	South State Corp.	(7.8)
NXP Semiconductor NV	9.9	Simmons First National Corp.	(7.3)
LifeWatch AG	9.8	BioTelemetry, Inc.	(4.7)
Fortress Investment Group LLC	5.3	Knight Transportation, Inc.	(4.6)

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to the financial statement’s footnote 8, Disclosure of Significant Risks and Contingencies, for more information.

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s cash equivalent investments in the amount of $4,348,313.

(3)	Excludes the Fund’s cash equivalent investments.

14	Annual Report

FUND PROFILE (unaudited)

Highland Opportunistic Credit Fund

Objective

Highland Opportunistic Credit Fund seeks to achieve high total returns while minimizing losses.

Net Assets as of June 30, 2017

$83.9 million

Portfolio Data as of June 30, 2017

The information below provides a snapshot of Highland Opportunistic Credit Fund at the end of the reporting period. Highland Opportunistic Credit Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 06/30/2017 (%)(1)
B	28.1
B+	2.7
BB	21.5
CCC or lower	33.3
Not Rated	14.4

Top 5 Sectors as of 06/30/2017 (%)(2)(3)
Financial	18.1	(4)
Energy	16.9	(5)
Information Technology	13.1	(5)
Utilities	8.0
Retail	6.2

Top 10 Holdings as of 06/30/2017 (%)(2)(3)
Vistra Energy Corp. (Common Stocks)	5.1
Chief Exploration & Development LLC 7.93%, 05/16/21 (U.S. Senior Loans)	3.7
Toys ‘R’ Us-Delaware, Inc. 9.95%, 04/24/20 (U.S. Senior Loans)	3.6
Fieldwood Energy LLC 8.42%, 09/30/20 (U.S. Senior Loans)	3.6
Euramax International, Inc. (Common Stocks)	3.2
Azure Midstream Energy LLC 7.73%, 11/15/18 (U.S. Senior Loans)	3.0
Ocwen Loan Servicing LLC 6.08%, 12/05/20 (U.S. Senior Loans)	2.9
Limerock CLO II, Ltd. 5.66%, 04/18/26 (Collateralized Loan Obligations)	2.7
Avaya, Inc. 8.68%, 01/24/18 (U.S. Senior Loans)	2.6
Arch Coal, Inc. (Common Stocks)	2.5

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to the financial statement’s footnote 8, Disclosure of Significant Risks and Contingencies, for more information.

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

(3)	Excludes the Fund’s investment in cash equivalent investments.

(4)	Includes Collateralized Loan Obligations.

(5)	Includes Foreign Denominated or Domiciled Senior Loans.

Annual Report	15

FINANCIAL STATEMENTS

June 30, 2017

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

16	Annual Report

INVESTMENT PORTFOLIO

As of June 30, 2017	Highland Long/Short Equity Fund

Shares		Value ($)

Common Stocks - 91.0%

CONSUMER DISCRETIONARY - 6.2%
29,300	Charter Communications, Inc., Class A (a)(b)	9,869,705
226,540	ILG, Inc.	6,227,585
138,000	Nexstar Media Group, Inc., Class A (a)(c)	8,252,400

		24,349,690

CONSUMER STAPLES (a) - 2.9%
67,200	Kraft Heinz Co. (The)	5,755,008
97,978	Pinnacle Foods, Inc.	5,819,893

		11,574,901

ENERGY (a) - 4.8%
302,221	Parsley Energy, Inc., Class A (b)	8,386,633
66,755	Pioneer Natural Resources Co.	10,652,763

		19,039,396

FINANCIAL - 17.2%
88,750	CBOE Holdings, Inc. (a)	8,111,750
248,728	CIT Group, Inc. (a)(c)	12,113,054
47,800	CME Group, Inc. (a)	5,986,472
354,544	Credit Suisse Group AG	5,131,290
216,841	E*TRADE Financial Corp. (a)(b)	8,246,463
945,605	Huntington Bancshares, Inc. (a)	12,784,579
66,500	PNC Financial Services Group, Inc. (a)	8,303,855
473,000	Regions Financial Corp. (a)	6,924,720

		67,602,183

HEALTHCARE - 7.7%
58,500	Edwards Lifesciences Corp. (b)	6,917,040
52,500	Medidata Solutions, Inc. (b)	4,105,500
11,900	Mettler-Toledo International, Inc. (a)(b)	7,003,626
37,900	Teleflex, Inc. (a)	7,874,104
235,000	Tenet Healthcare Corp. (b)	4,544,900

		30,445,170

INDUSTRIALS - 5.8%
29,050	FedEx Corp. (a)	6,313,437
43,210	Parker-Hannifin Corp. (a)	6,905,822
33,319	Pendrell Corp. (b)	240,896
146,349	XPO Logistics, Inc. (a)(b)	9,458,536

		22,918,691

INFORMATION TECHNOLOGY - 34.8%
54,700	Apple, Inc. (a)	7,877,894
34,000	Broadcom, Ltd. (a)	7,923,700
70,144	Cavium, Inc. (a)(b)(c)	4,358,047
346,643	CDK Global, Inc. (a)	21,512,665
240,000	Cognizant Technology Solutions Corp., Class A (a)	15,936,000
97,000	EPAM Systems, Inc. (a)(b)	8,156,730
106,000	Facebook, Inc., Class A (a)(b)	16,003,880
83,900	LogMeIn, Inc. (a)	8,767,550
256,200	Micron Technology, Inc. (a)(b)	7,650,132
131,858	Microsoft Corp. (a)	9,088,972
130,000	RealPage, Inc. (b)	4,673,500
198,084	Visa, Inc., Class A (a)(c)	18,576,317
72,300	Western Digital Corp. (a)	6,405,780

		136,931,167

Shares		Value ($)

MATERIALS (a) - 5.7%
155,600	Berry Plastics Group, Inc. (b)	8,870,756
185,500	FMC Corp.	13,550,775

		22,421,531

REAL ESTATE (a) - 4.9%
101,100	Crown Castle International Corp., REIT	10,128,198
161,700	CyrusOne, Inc., REIT	9,014,775

		19,142,973

UTILITIES (a) - 1.0%
228,500	Vistra Energy Corp.	3,836,515

	Total Common Stocks (Cost $342,591,724)	358,262,217

Contracts

Purchased Put Options - 0.2%
500	Facebook, Inc., Strike Price $146.00, expires 07/21/2017	52,000
500	Facebook, Inc., Strike Price $148.00, expires 07/21/2017	80,500
1,000	FMC Corp., Strike Price $70.00, expires 07/21/2017	78,000
750	Powershares QQQ Trust Series 1 ETF, Strike Price $130.00, expires 07/21/2017	36,750
752	Powershares QQQ Trust Series 1 ETF, Strike Price $133.00, expires 07/21/2017	63,920
2,750	SPDR S+P500 ETF, , Strike Price $238.00, expires 08/18/2017	574,750

	Total Purchased Put Options (Cost $830,561)	885,920

Shares

Registered Investment Companies - 2.5%
293,864	Highland Merger Arbitrage Fund (d)	6,417,998
3,250,467	State Street Navigator Prime Securities Lending Portfolio (e)	3,250,467

	Total Registered Investment Companies (Cost $9,251,315)	9,668,465

Cash Equivalents - 14.6%

MONEY MARKET FUNDS - 14.6%
57,570,579	State Street Institutional U.S. Government Money Market Fund, Premier Class	57,570,579

	Total Money Market Funds (Cost $57,570,579)	57,570,579

	Total Cash Equivalents (Cost $57,570,579)	57,570,579

Total Investments - 108.3%		426,387,181

(Cost $410,244,179)

See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.	17

INVESTMENT PORTFOLIO (continued)

As of June 30, 2017	Highland Long/Short Equity Fund

Shares		Value ($)

Securities Sold Short - (34.8)%

Exchange-Traded Funds - (6.9)%

BROAD MARKET INDEX - (1.3)%
(38,200)	Powershares QQQ Trust Series 1 ETF	(5,257,848)

ENERGY - (2.7)%
(93,500)	Consumer Staples Select Sector SPDR Fund ETF	(5,136,890)
(14,500)	Energy Select Sector SPDR Fund ETF	(941,340)
(138,970)	SPDR S&P Oil & Gas Exploration & Production ETF	(4,435,923)

		(10,514,153)

FINANCIAL - (1.6)%
(130,000)	Financial Select Sector SPDR Fund ETF	(3,207,100)
(55,000)	SPDR S&P Regional Banking ETF	(3,022,250)

		(6,229,350)

INDUSTRIALS - (1.3)%
(63,500)	VanEck Vectors Semiconductor ETF	(5,198,110)

	Total Exchange-Traded Funds (Proceeds $27,228,643)	(27,199,461)

Common Stocks - (27.9)%

CONSUMER DISCRETIONARY (f) - (2.9)%
(103,274)	Liberty Ventures, Series A	(5,400,197)
(27,000)	O’Reilly Automotive, Inc.	(5,905,980)

		(11,306,177)

CONSUMER STAPLES - (1.0)%
(58,353)	British American Tobacco PLC	(3,967,246)

ENERGY - (4.1)%
(82,612)	EQT Corp.	(4,840,237)
(220,400)	ONEOK, Inc.	(11,496,064)

		(16,336,301)

FINANCIAL - (5.0)%
(29,800)	Cincinnati Financial Corp.	(2,159,010)
(6,189)	Fairfax Financial Holdings, Ltd.	(2,678,278)
(35,500)	Moody’s Corp.	(4,319,640)
(359,328)	People’s United Financial, Inc.	(6,345,733)
(64,500)	Principal Financial Group, Inc.	(4,132,515)

		(19,635,176)

HEALTHCARE - (1.4)%
(27,456)	Becton Dickinson and Co.	(5,356,940)

INDUSTRIALS - (4.3)%
(50,000)	Fastenal Co.	(2,176,500)
(40,000)	GATX Corp.	(2,570,800)
(20,550)	JB Hunt Transport Services, Inc.	(1,877,859)
(80,610)	MacDonald Dettwiler & Associates, Ltd.	(4,188,467)
(32,494)	Old Dominion Freight Line, Inc.	(3,094,729)
(70,000)	Ritchie Bros Auctioneers, Inc.	(2,011,800)
(9,800)	United Parcel Service, Inc., Class B	(1,083,782)

		(17,003,937)

Shares		Value ($)

INFORMATION TECHNOLOGY - (6.5)%
(19,000)	Automatic Data Processing, Inc.	(1,946,740)
(175,000)	Conduent, Inc. (f)	(2,789,500)
(34,000)	Euronet Worldwide, Inc. (f)	(2,970,580)
(114,000)	PayPal Holdings, Inc. (f)	(6,118,380)
(88,300)	Qorvo, Inc. (f)	(5,591,156)
(30,000)	Workday, Inc., Class A (f)	(2,910,000)
(50,000)	Xilinx, Inc.	(3,216,000)

		(25,542,356)

REAL ESTATE - (0.9)%
(144,000)	CubeSmart, REIT	(3,461,760)

TELECOMMUNICATION SERVICES - (1.8)%
(76,640)	AT&T, Inc.	(2,891,627)
(177,345)	CenturyLink, Inc.	(4,234,999)

		(7,126,626)

	Total Common Stocks (Proceeds $109,740,841)	(109,736,519)

	Total Securities Sold Short (Proceeds $136,969,484)	(136,935,980)

Other Assets & Liabilities, Net - 26.5%		104,467,202

Net Assets - 100.0%		393,918,403

(a)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $272,063,750.
(b)	Non-income producing security.
(c)	Securities (or a portion of securities) on loan. As of June 30, 2017, the market value of securities loaned was $11,100,075. The loaned securities were secured with cash and securities collateral of $11,400,514. Collateral is calculated based on prior day’s prices. See Note 4.
(d)	Affiliated issuer. Assets with a total aggregate market value of $6,417,998, or 1.6% of net assets, were affiliated with the Fund as of June 30, 2017.
(e)	Represents investments of cash collateral received in connection with securities lending.
(f)	No dividend payable on security sold short.

The Fund had the following futures contracts, for which $149,225 was pledged as collateral, open at June 30, 2017:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Short Futures:
Euro Future	September 2017	16	$2,293,400	$(36,890)
Swiss Franc Future	September 2017	37	4,846,075	(42,910)

				$(79,800)

18	See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2017	Highland Long/Short Equity Fund

Swap contracts outstanding as of June 30, 2017 were as follows:

Swap Contracts Outstanding

Underlying Instrument	Financing Rate	Counter- party	Expiration Date	Currency	Notional Amount	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Market Value
LONG EQUITY TRS
DXC.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	September 12, 2017 – January 4, 2018	USD	$137,350	$—	$4,774,101	$4,774,101
LVLT.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	November 16, 2017 – February 23, 2018		123,901	—	101,194	101,194
RAI.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	January 17, 2018		110,938	—	249,611	249,611
TWX.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	January 22, 2018		139,347	—	227,824	227,824
AWH.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	January 23, 2018		118,123	—	(18,132)	(18,132)
NXPI.O	1 Day Federal Effective Rate plus 0.55%	Morgan Stanley Capital Services, Inc.	January 30, 2019		129,200	—	401,167	401,167
OKS.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 5, 2018		223,984	—	(369,224)	(369,224)
FIG.N	1 Month USD LIBOR plus 0.50% - 0.90%	Goldman Sachs International	February 21, 2018 – June 6, 2018		651,325	—	59,708	59,708
MBLY.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	March 16, 2018		170,330	—	224,191	224,191
BRCD.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	April 4, 2018		393,200	—	48,506	48,506
ALR.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	April 17, 2018		140,100	—	132,682	132,682
GNCMA.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	April 17, 2018		163,972	—	48,316	48,316
DGI.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	April 18, 2018		257,327	—	394,284	394,284
WSTC.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	May 11, 2018		320,399	—	41,998	41,998
BCR.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	May 14, 2018		54,375	—	358,328	358,328
RICE.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	June 19, 2018		223,437	—	459,308	459,308
WFM.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	June 20, 2018		78,100	—	(44,070)	(44,070)
FIG.N	1 Month USD LIBOR plus 0.50% - 0.90%	Morgan Stanley Capital Services, Inc.	January 30, 2019		791,500	—	44,763	44,763

Total Long Equity TRS								$7,134,555

SHORT EQUITY TRS
GSS5FDPR	1 Day Federal Effective Rate minus 0.35%	Goldman Sachs International	April 3, 2018	USD	$(64,000)	$(9,414)	$362,954	$353,540
MSGROW	1 Day Federal Effective Rate minus 0.55%	Morgan Stanley Capital Services, Inc.	February 8, 2019		(30,000)	—	(136,283)	(136,283)
MSHDMDIA	1 Day Federal Effective Rate minus 0.70%	Morgan Stanley Capital Services, Inc.	February 8, 2019		(40,000)	611	(3,212)	(2,601)
MSHDSSFT	1 Day Federal Effective Rate minus 0.35%	Morgan Stanley Capital Services, Inc.	February 8, 2019		(63,000)	10,589	195,989	206,578

See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.	19

INVESTMENT PORTFOLIO (continued)

As of June 30, 2017	Highland Long/Short Equity Fund

Underlying Instrument	Financing Rate	Counter- party	Expiration Date	Currency	Notional Amount	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Market Value
SHORT EQUITY TRS (continued)
MSXXITHB	1 Day Federal Effective Rate minus 0.35%	Morgan Stanley Capital Services, Inc.	February 8, 2019	USD	$(71,000)	$—	$96,833	$96,833
MSXXSEM	1 Day Federal Effective Rate minus 0.40%	Morgan Stanley Capital Services, Inc.	February 8, 2019		(33,388)	—	121,941	121,941
MSQQUMOL	1 Day Federal Effective Rate minus 0.45%	Morgan Stanley Capital Services, Inc.	May 17, 2019		(40,000)	—	(45,135)	(45,135)

Total Short Equity TRS								$594,873

Total Swap Contracts Outstanding								$7,729,428

Written options contracts outstanding as of June 30, 2017 were as follows:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
Mettler-Toledo International, Inc.	$600.00	July 2017	79	4,740,000	$81,054	$(31,995)
Visa, Inc.	95.00	July 2017	480	4,560,000	138,528	(60,000)

Total Written Options Contracts					$219,582	$(91,995)

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Common Stocks	$3,250,467	$3,250,467
Total Borrowings	$3,250,467	$3,250,467
Gross amount of recognized liabilities for securities lending transactions		$3,250,467

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

20	See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2017	Highland Long/Short Healthcare Fund

Shares		Value ($)

Common Stocks - 96.6%

HEALTHCARE - 96.6%

Biotechnology - 26.1%
700,000	Amarin Corp. PLC ADR (a)(b)	2,821,000
8,500	Biogen, Inc. (a)(b)	2,306,560
204,528	CareDx, Inc. (a)(b)	227,026
89,388	Gemphire Therapeutics, Inc. (a)(b)	1,152,211
50,956	Gilead Sciences, Inc. (b)	3,606,666
63,240	Insmed, Inc. (a)(b)	1,085,198
422,427	Kadmon Holdings, Inc. (a)	1,643,241
791,099	Minerva Neurosciences, Inc. (a)	7,001,226
35,000	Neurocrine Biosciences, Inc. (a)(b)	1,610,000
23,000	Sage Therapeutics, Inc. (a)(b)(c)	1,831,720
20,500	Spark Therapeutics, Inc. (a)(c)	1,224,670
10,000	TESARO, Inc. (a)	1,398,600
16,927	Vertex Pharmaceuticals, Inc. (a)(b)	2,181,383

		28,089,501

Healthcare Equipment (a) - 9.4%
120,000	K2M Group Holdings, Inc. (b)	2,923,200
18,807	Nevro Corp.	1,399,805
29,330	NuVasive, Inc. (b)	2,256,064
128,549	Wright Medical Group NV (b)	3,533,812

		10,112,881

Healthcare Facilities (a) - 7.3%
20,000	Acadia Healthcare Co., Inc.	987,600
257,303	Community Health Systems, Inc. (b)	2,562,738
7,051	HCA Healthcare, Inc.	614,847
511,016	Quorum Health Corp. (b)	2,120,717
80,000	Tenet Healthcare Corp. (c)	1,547,200

		7,833,102

Healthcare Services (a)(b) - 4.2%
30,000	Envision Healthcare Corp.	1,880,100
39,526	LHC Group, Inc.	2,683,420

		4,563,520

Healthcare Technology (a)(b) - 0.4%
383,832	Streamline Health Solutions, Inc.	410,700

Life Sciences Tools & Services (a)(b) - 6.2%
11,284	Mettler-Toledo International, Inc.	6,641,085

Managed Healthcare (b) - 18.5%
43,522	Anthem, Inc.	8,187,794
7,000	Centene Corp. (a)	559,160
13,191	Humana, Inc.	3,174,019
12,000	Molina Healthcare, Inc. (a)	830,160
38,803	UnitedHealth Group, Inc.	7,194,852

		19,945,985

Pharmaceuticals (b) - 24.5%
99,310	AbbVie, Inc. (b)	7,200,968
135,530	Collegium Pharmaceutical, Inc. (a)(b)	1,695,480
22,052	GW Pharmaceuticals PLC ADR (a)(b)	2,210,713
825,000	HLS Therapeutics, Inc. (d)	6,484,500
60,000	Mallinckrodt PLC (a)(b)	2,688,600
94,037	Pfizer, Inc. (b)	3,158,703

Shares		Value ($)

Pharmaceuticals (continued)
12,697	Shire PLC ADR (b)	2,098,433
125,790	SteadyMed, Ltd. (a)	792,477

		26,329,874

		103,926,648

	Total Common Stocks (Cost $100,457,206)	103,926,648

Preferred Stocks - 3.3%

INFORMATION TECHNOLOGY (d)(e) - 3.3%
608,695	AMINO, Inc., Series C	3,573,040

	Total Preferred Stocks (Cost $3,496,673)	3,573,040

Master Limited Partnerships - 0.1%

HEALTHCARE (d) - 0.1%
1,068,076	Genesys Ventures IA, LP	95,059

	Total Master Limited Partnerships (Cost $—)	95,059

Units

Rights - 0.1%

HEALTHCARE - 0.1%

Healthcare Equipment - 0.1%
69,326	Wright Medical Group NV, expires 03/01/2019	105,375

	Total Rights (Cost $188,242)	105,375

Warrants - 1.5%

HEALTHCARE - 1.5%

Biotechnology (a) - 0.9%
1,717,910	Galena Biopharma Inc., expires 03/18/2020	4,214
118,797	Gemphire Therapeutics, Inc., expires 03/15/2022	816,971
178,571	Kadmon Holdings, Inc., expires 04/13/2018	151,626

		972,811

Life Sciences Tools & Services (a) - 0.4%
313,281	CareDx, Inc., expires 04/14/2023	153,721
62,895	SteadyMed, Ltd., expires 04/25/2022	251,015

		404,736

Pharmaceuticals (a) - 0.2%
255,000	SCYNEXIS, Inc., expires 06/21/2021	261,518

		1,639,065

	Total Warrants (Cost $—)	1,639,065

See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.	21

INVESTMENT PORTFOLIO (continued)

As of June 30, 2017	Highland Long/Short Healthcare Fund

Contracts		Value ($)

Purchased Call Options (f) - 0.9%

HEALTHCARE - 0.9%
694	GW Pharmaceuticals PLC, Strike Price $120.00, expires 08/18/2017	48,580
5,909	Tenet Healthcare Corp., Strike Price $22.00, expires 11/17/2017	886,350

		934,930

	Total Purchased Call Options (Cost $1,683,768)	934,930

Shares

Registered Investment Companies (g) - 3.7%
4,047,216	State Street Navigator Prime Securities Lending Portfolio	4,047,216

	Total Registered Investment Companies (Cost $4,047,216)	4,047,216

Cash Equivalents - 11.5%
12,402,941	State Street Institutional U.S. Government Money Market Fund, Premier Class	12,402,941

	Total Cash Equivalents (Cost $12,402,941)	12,402,941

Total Investments - 117.7%		126,724,274

(Cost $122,276,046)

Securities Sold Short (h) - (61.5)%

Common Stocks - (49.9)%

CONSUMER STAPLES - (1.4)%
(18,272)	CVS Health Corp.	(1,470,165)

HEALTHCARE - (47.5)%

Biotechnology (i) - (13.5)%
(28,210)	Alnylam Pharmaceuticals, Inc.	(2,250,030)
(47,022)	Cara Therapeutics, Inc.	(723,669)
(13,165)	Clovis Oncology, Inc.	(1,232,639)
(48,429)	Exelixis, Inc.	(1,192,806)
(24,448)	Incyte Corp.	(3,078,248)
(66,674)	Ionis Pharmaceuticals, Inc.	(3,391,706)
(105,181)	MediciNova, Inc.	(553,252)
(17,472)	Minerva Neurosciences, Inc.	(154,627)
(75,214)	Myriad Genetics, Inc.	(1,943,530)

		(14,520,507)

Healthcare Equipment - (13.0)%
(35,226)	Abaxis, Inc.	(1,867,683)
(11,284)	Edwards Lifesciences Corp. (i)	(1,334,220)
(80,066)	Glaukos Corp. (i)	(3,320,337)
(2,351)	Intuitive Surgical, Inc. (i)	(2,199,055)
(29,458)	Penumbra, Inc. (i)	(2,584,939)
(19,526)	Stryker Corp.	(2,709,818)

		(14,016,052)

Healthcare Facilities (i) - (1.8)%
(28,210)	LifePoint Hospitals, Inc.	(1,894,302)

Shares		Value ($)

Healthcare Services (i) - (2.4)%
(18,829)	DaVita, Inc.	(1,219,366)
(23,000)	MEDNAX, Inc.	(1,388,510)

		(2,607,876)

Healthcare Technology (i) - (8.3)%
(120,000)	Allscripts Healthcare Solutions, Inc.	(1,531,200)
(25,165)	athenahealth, Inc.	(3,536,941)
(32,911)	Cerner Corp.	(2,187,594)
(100,000)	Quality Systems, Inc.	(1,721,000)

		(8,976,735)

Life Sciences Tools & Services - (0.6)%
(30,000)	Luminex Corp.	(633,600)

Pharmaceuticals - (7.9)%
(5,000)	Allergan PLC	(1,215,450)
(56,422)	AstraZeneca PLC ADR	(1,923,426)
(14,325)	Perrigo Co. PLC	(1,081,824)
(60,000)	Roche Holding AG ADR	(1,908,000)
(136,338)	Valeant Pharmaceuticals International, Inc. (i)	(2,358,647)

		(8,487,347)

		(52,606,584)

INFORMATION TECHNOLOGY (i) - (1.0)%
(100,000)	Fitbit, Inc., Class A	(531,000)
(10,000)	WebMD Health Corp.	(586,500)

		(1,117,500)

	Total Common Stocks (Proceeds $52,607,501)	(53,724,084)

Exchange-Traded Funds - (11.6)%
(15,575)	iShares Nasdaq Biotechnology Index Fund ETF	(4,829,496)
(18,000)	iShares Russell 2000 Index Fund ETF	(2,536,560)
(66,436)	SPDR S&P Biotech, ETF	(5,127,530)
	Total Exchange-Traded Funds (Proceeds $12,729,764)	(12,493,586)

	Total Securities Sold Short (Proceeds $65,337,265)	(66,217,670)

Other Assets & Liabilities, Net - 43.8%		47,104,409

Net Assets - 100.0%		107,611,013

(a)	Non-income producing security.
(b)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $71,788,931.
(c)	Securities (or a portion of securities) on loan. As of June 30, 2017, the market value of securities loaned was $4,623,348. The loaned securities were secured with cash and securities collateral of $4,748,983. Collateral is calculated based on prior day’s prices. See Note 4.
(d)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $10,152,599, or 9.4% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2017.

22	See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2017	Highland Long/Short Healthcare Fund

(e)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
AMINO, Inc.	Preferred Stocks	11/18/2016	$3,499,996	$3,573,040	3.3%

(f)	Options are shown at market value.
(g)	Represents investments of cash collateral received in connection with securities lending.
(h)	As of June 30, 2017, $71,522,638 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”
(i)	No dividend payable on security sold short.

Written options contracts outstanding as of June 30, 2017 were as follows:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN PUT OPTIONS:
Tenet Healthcare Corp.	$15.00	November 2017	4,727	7,090,500	$463,262	$(413,613)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Common Stocks	$4,047,216	$4,047,216
Total Borrowings	$4,047,216	$4,047,216
Gross amount of recognized liabilities for securities lending transactions		$4,047,216

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.	23

INVESTMENT PORTFOLIO

As of June 30, 2017	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 69.4%

AEROSPACE - 1.6%
3,600,000	American Airlines, Inc. Repriced Term Loan B 3.72%, 04/28/2023	3,607,254
5,601,221	Engility Corporation Term Loan B-2 4.98%, 08/12/2023 (b)	5,670,228
4,987,500	United Airlines, Inc. Term Loan B 3.42%, 03/21/2024	5,014,308

		14,291,790

CHEMICALS - 1.3%
7,270,301	Kraton Polymers LLC Term Loan B 5.23%, 01/06/2022 (b)	7,349,620
1,375,000	Minerals Technologies, Inc. Fixed Rate Term Loan 4.75%, 05/09/2021	1,390,468
2,468,192	Univar, Inc. Term Loan B 3.98%, 07/01/2022	2,473,783

		11,213,871

CONSUMER DISCRETIONARY (b) - 0.7%
2,000,000	Station Casinos LLC Term Loan B 3.71%, 06/08/2023	1,999,660
2,727,273	Truck Hero, Inc. First Lien Term Loan 5.16%, 05/16/2025	2,711,509
1,666,667	Second Lien Term Loan 9.41%, 04/17/2025	1,665,625

		6,376,794

CONSUMER PRODUCTS - 0.7%
2,117,647	Dayco Products, LLC Term Loan B 6.18%, 05/08/2023	2,120,294
4,402,942	Laureate Education, Inc. Term Loan B 5.73%, 04/19/2024 (b)	4,433,212

		6,553,506

ENERGY - 2.4%
7,624,703	Azure Midstream Energy LLC Term Loan B 7.73%, 11/15/2018	7,192,649
10,446,657	Chief Exploration & Development LLC Second Lien Term Loan 7.93%, 05/16/2021 (b)	10,107,142
1,726,689	Fieldwood Energy LLC First Lien Term Loan 8.30%, 08/31/2020	1,629,562
3,402,844	First Lien Last Out Term Loan 8.42%, 09/30/2020	2,722,275

		21,651,628

Principal Amount ($)		Value ($)

FINANCIAL - 5.3%
7,974,186	AssuredPartners, Inc. Term Loan 4.73%, 10/21/2022	7,987,503
5,007,059	LPL Holdings, Inc. Term Loan B 3.83%, 03/10/2024	5,027,413
6,664,613	NFP Corp. Term Loan B 4.80%, 01/06/2024 (b)	6,690,639
9,836,392	Ocwen Loan Servicing LLC Term Loan B 6.08%, 12/05/2020	9,776,981
11,166,240	Russell Investment Group Term Loan B 6.98%, 06/01/2023	11,347,691
7,000,000	Walter Investment Management Corp. Tranche B Term Loan B 4.98%, 12/18/2020 (b)	6,374,375

		47,204,602

FOOD & DRUG - 0.2%
1,219,887	Supervalu, Inc. Term Loan B 4.73%, 06/02/2024	1,185,327
731,932	Delayed Draw Term Loan 4.73%, 06/02/2024	711,197

		1,896,524

FOOD & TOBACCO - 0.9%
3,486,043	1011778 B.C. Unlimited Liability Co. Term Loan B-3 3.50%, 02/16/2024	3,480,605
4,245,769	Aramark Services, Inc. Term Loan B 3.23%, 03/06/2024	4,278,950

		7,759,555

FOREST PRODUCTS & CONTAINERS - 0.4%
3,617,240	Signode Industrial Group US, Inc. Initial Term Loan B 4.01%, 05/01/2021	3,626,283

GAMING & LEISURE - 3.0%
2,696,767	Boyd Gaming Corporation Term Loan B-3 3.69%, 09/15/2023	2,706,894
1,662,500	Eldorado Resorts LLC Term Loan B 3.38%, 03/13/2024	1,651,071
4,315,272	ESH Hospitality, Inc. Term Loan B 3.73%, 08/30/2023	4,338,467
49,138,954	Ginn-LA CS Borrower LLC First Lien Tranche B Term Loan (c)(e)	—
22,925,890	Ginn-LA CS Borrower LLC First Lien Tranche A Credit-Linked Deposit (c)(e)	—
11,940,100	LLV Holdco LLC Exit Revolver (c)(d)(e)	9,552,080

24	See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2017	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

GAMING & LEISURE (continued)
3,142,045	MGM Growth Properties LLC Term Loan B 3.48%, 04/01/2023	3,151,283
5,601,425	Scientific Games International, Inc. Term Loan B-3 5.11%, 10/01/2021	5,663,293

		27,063,088

HEALTHCARE - 8.6%
1,974,684	Acadia Healthcare Company, Inc. Term Loan B 3.98%, 02/11/2022	1,991,962
2,000,000	Akorn, Inc. Term Loan B 5.50%, 04/16/2021	2,020,003
3,912,069	Alere, Inc. Term Loan B 4.48%, 06/18/2022	3,926,054
2,290,545	CCS Medical, Inc. Bridge Term Loan (d)(e)(f)	—
43,743,264	CCS Medical, Inc. First Lien Term Loan (c)(d)(e)	24,146,282
9,160,714	Change Healthcare Holdings, Inc. Term Loan B 3.98%, 03/01/2024	9,173,402
4,936,387	DaVita HealthCare Partners, Inc. Term Loan B 3.98%, 06/24/2021	4,948,728
992,513	ExamWorks Group, Inc. Term Loan 4.48%, 07/27/2023	998,100
1,485,849	Grifols Worldwide Operations USA, Inc. Term Loan 3.44%, 01/31/2025	1,489,207
3,797,262	Kindred Healthcare, Inc. New Term Loan 4.69%, 04/09/2021	3,815,071
2,500,000	Quorum Health Corporation Term Loan B 7.98%, 04/29/2022 (b)	2,517,350
1,925,000	RadNet, Inc. Reprice Term Loan 4.41%, 06/30/2023	1,935,020
4,830,918	Surgery Center Holdings, Inc. Term Loan B 6.75%, 06/06/2024 (b)	4,855,097
1,965,794	Team Health Holdings, Inc. First Lien Term Loan 3.98%, 02/06/2024	1,952,594
4,466,146	U.S. Renal Care, Inc. Term Loan B 5.55%, 12/31/2022 (b)	4,330,755
7,952,399	Valeant Pharmaceuticals International, Inc. Tranche B Term Loan F-1 5.83%, 04/01/2022	8,069,612

		76,169,237

Principal Amount ($)		Value ($)

HOUSING - 3.8%
5,735,904	84 Lumber Co. Term Loan B 6.97%, 10/25/2023	5,807,603
5,047,734	Builders FirstSource, Inc. Term Loan B 4.30%, 02/29/2024	5,050,889
6,842,615	Capital Automotive LP First Lien Term Loan 4.22%, 03/24/2024	6,903,343
2,333,333	Second Lien Term Loan 7.22%, 03/17/2025	2,377,083
8,000,000	EH/Transeastern LLC/TE TOUSA Term Loan (c)(e)	4,000,000
3,176,000	HD Supply, Inc. Incremental Term Loan B-2 4.05%, 09/14/2023	3,197,835
734,116	Jeld-Wen, Inc. Term Loan B 4.30%, 07/01/2022	740,999
1,743,503	Nevada Land Group LLC First Lien Initial Term Loan (c)(d)(e)	—
5,333,085	Quikrete Holdings, Inc. First Lien Term Loan 3.98%, 11/15/2023	5,327,246

		33,404,998

INDUSTRIALS - 2.0%
1,980,000	TransDigm, Inc. Extended Term Loan F 4.23%, 06/09/2023	1,979,099
3,951,946	Term Loan E 4.25%, 05/14/2022	3,951,215
1,974,555	Term Loan D 4.29%, 06/04/2021	1,975,918
9,892,964	TransUnion LLC Term Loan B2 3.73%, 04/09/2023	9,969,783

		17,876,015

INFORMATION TECHNOLOGY - 5.3%
3,210,000	Avaya, Inc. Term Loan Facility 8.68%, 01/24/2018	3,320,167
7,384,615	CCC Information Services, Inc. First Lien Term Loan 4.23%, 04/29/2024	7,368,000
1,536,309	DTI Holdco, Inc. Term Loan B 6.42%, 09/21/2023 (b)	1,503,662
12,696,305	Kronos Incorporated Term Loan B 4.68%, 11/01/2023	12,797,685
4,800,000	Second Lien Term Loan 9.42%, 10/04/2024	4,995,000
7,890,448	LANDesk Group, Inc. Term Loan B 5.48%, 01/20/2024	7,862,516
857,143	NeuStar, Inc. Term Loan B-1 4.41%, 08/28/2019 (b)	865,980

See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.	25

INVESTMENT PORTFOLIO (continued)

As of June 30, 2017	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

INFORMATION TECHNOLOGY (continued)
6,701,784	Term Loan B-2 4.91%, 02/28/2024 (b)	6,762,536
1,877,647	Synchronoss Technologies, Inc. Term Loan 0.00%, 01/19/2024 (b)	1,848,073

		47,323,619

MANUFACTURING - 2.3%
5,173,005	Doncasters U.S. Finance LLC Term Loan B 4.80%, 04/05/2020	5,017,815
1,440,290	Second Lien Term Loan 9.55%, 10/09/2020	1,395,281
3,103,333	Ferro Corporation Term Loan B 3.73%, 02/09/2024	3,119,502
6,738,884	VC GB Holdings, Inc. First Lien Term Loan 4.98%, 02/28/2024	6,743,096
4,000,000	Second Lien Term Loan 9.23%, 02/28/2025	3,955,000

		20,230,694

MEDIA & TELECOMMUNICATIONS - 6.5%
2,282,598	Cumulus Media Holdings, Inc. Term Loan 4.48%, 12/19/2020	1,853,470
8,740,347	Fort Dearborn Company First Lien Term Loan 5.15%, 10/19/2023	8,816,825
3,079,762	Gray Television, Inc. Term Loan B 3.55%, 02/28/2024	3,099,334
6,571,429	iHeartCommunications, Inc. Term Loan D 7.98%, 01/30/2019 (b)	5,392,679
5,230,769	Level 3 Financing, Inc. Term Loan B 3.47%, 02/22/2024	5,248,763
6,882,750	Mediacom Illinois LLC Term Loan K 3.44%, 02/15/2024	6,917,164
339,031	Mission Broadcasting, Inc. Term Loan B-2 4.25%, 01/17/2024	340,182
3,431,232	Nexstar Broadcasting, Inc. Term Loan B 4.24%, 01/17/2024	3,442,881
5,985,000	Sprint Communications, Inc. First Lien Term Loan B 3.75%, 02/02/2024	5,993,110
11,997,021	Univision Communications, Inc. Term Loan C-5 3.98%, 03/15/2024	11,782,034
1,000,000	Virgin Media Bristol LLC Term Loan I 3.91%, 01/31/2025	1,001,500

Principal Amount ($)		Value ($)

MEDIA & TELECOMMUNICATIONS (continued)
3,386,206	Ziggo Secured Finance Partnership Term Loan E 3.66%, 04/23/2025	3,379,670

		57,267,612

METALS & MINERALS - 1.8%
7,980,000	MacDermid, Inc. Term Loan B-6 4.23%, 06/07/2023 (b)	8,003,940
7,469,651	Peabody Energy Corporation Exit Term Loan 5.73%, 03/31/2022	7,468,717

		15,472,657

RETAIL - 7.1%
1,994,610	Academy, Ltd. Term Loan B 5.20%, 07/01/2022 (b)	1,555,796
9,068,083	American Builders & Contractors Supply Co., Inc. Term Loan B 3.73%, 10/31/2023 (b)	9,101,544
5,000,000	Burlington Coat Factory Warehouse Corporation Term Loan B-4 3.96%, 08/13/2021	5,020,825
3,885,012	Dollar Tree, Inc. Term Loan B-2 4.25%, 03/09/2022	3,943,307
4,992,462	Harbor Freight Tools USA, Inc. Term Loan B 4.48%, 08/18/2023 (b)	4,996,531
13,013,669	J.C. Penney Corporation, Inc. Term Loan B 5.45%, 06/23/2023	12,861,214
7,119,612	Jo-Ann Stores, Inc. Term Loan 6.39%, 10/20/2023 (b)	7,100,318
9,001,502	Men’s Wearhouse, Inc. (The) 2015 Term Loan 5.00%, 06/18/2021	8,506,419
2,300,613	Sally Holdings LLC Term Loan B1 0.00%, 06/22/2024 (b)	2,309,240
3,868,751	Toys ‘R’ Us Property Company I LLC New Term Loan B 6.23%, 08/21/2019 (b)	3,680,150
4,911,534	Toys ‘R’ Us-Delaware, Inc. Term Loan B-4 9.95%, 04/24/2020	3,843,300

		62,918,644

SERVICE - 9.6%
3,437,490	Advanced Disposal Services, Inc. Term Loan B-3 3.94%, 11/10/2023	3,453,766
6,825,973	Advantage Sales & Marketing, Inc. First Lien Term Loan 4.55%, 07/23/2021	6,570,033

26	See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2017	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

SERVICE (continued)
10,840,000	Second Lien Term Loan 7.80%, 07/25/2022 (b)	10,433,500
11,393,282	AlixPartners LLP Term Loan B 4.30%, 04/04/2024	11,457,369
549,057	EnergySolutions LLC Term Loan 6.98%, 05/29/2020	553,862
5,605,718	First Data Corporation Term Loan 3.47%, 07/08/2022	5,602,663
6,020,752	Term Loan 3.72%, 04/26/2024	6,027,194
3,363,363	KAR Auction Services, Inc. Term Loan B-5 3.81%, 03/09/2023	3,391,750
4,975,000	Sabre GLBL, Inc. Term Loan B 3.98%, 02/22/2024	5,013,631
10,235,089	Spin Holdco, Inc. Term Loan B 4.97%, 11/14/2022	10,189,031
8,820,937	USI, Inc. Term Loan B 4.18%, 05/16/2024	8,776,832
1,297,254	WASH Multifamily Laundry Systems LLC First Lien Term Loan 4.48%, 04/21/2022	1,300,095
227,188	First Lien Term Loan 4.48%, 04/21/2022	227,685
2,281,716	Waste Industries USA, Inc. Term Loan 4.05%, 02/27/2020	2,296,330
7,369,625	Weight Watchers International, Inc. Tranche B-2 Initial Term Loan 4.38%, 04/02/2020	7,113,567
2,946,429	WEX, Inc. Term Loan B 4.73%, 06/21/2023	2,966,081

		85,373,389

TRANSPORTATION - 0.4%
3,538,462	Quality Distribution, Inc. Term Loan 0.00%, 08/18/2022	3,454,423

UTILITIES - 5.5%
6,756,265	Calpine Corporation Term Loan B-5 4.05%, 01/15/2024	6,754,339
932,813	Dayton Power & Light Company (The) Term Loan B 4.48%, 08/15/2022	947,971
6,529,091	Dynegy, Inc. Term Loan C 4.48%, 02/07/2024	6,522,529
3,697,824	EFS Cogen Holdings I LLC Term Loan B 4.80%, 06/28/2023 (b)	3,718,957

Principal Amount ($)		Value ($)

UTILITIES (continued)
1,919,378	Granite Acquisition, Inc. Term Loan B 5.30%, 12/19/2021	1,930,175
76,495	Term Loan C 5.30%, 12/19/2021	76,925
2,319,304	Second Lien Term Loan B 8.55%, 12/19/2022	2,310,026
12,006,535	Lightstone Holdco LLC Initial Term Loan B 5.72%, 01/30/2024 (b)	11,725,462
743,008	Initial Term Loan C 5.73%, 01/30/2024 (b)	725,614
59,127,210	Texas Competitive Electric Holdings Co. LLC Non Extended Escrow Loan	147,818
587,215	Vistra Operations Company LLC Exit Term Loan C 3.80%, 08/04/2023	582,814
2,561,840	Exit Term Loan B 3.98%, 08/04/2023	2,542,638
10,979,310	Term Loan B-2 4.47%, 12/06/2023	10,992,376

		48,977,644

	Total U.S. Senior Loans (Cost $720,625,954)	616,106,573

Foreign Denominated or Domiciled Senior Loans (a) - 6.3%

CANADA - 2.0%
2,368,952	Lions Gate Entertainment Corp. First Lien Term Loan 4.23%, 10/12/2023	2,386,719
4,987,500	MEG Energy Corp. Term Loan B 4.70%, 12/31/2023	4,876,852
9,930,100	Telesat Canada Term Loan B-4 4.30%, 11/17/2023	10,001,051

		17,264,622

LUXEMBOURG - 3.5%
1,944,661	Auris Luxembourg III S.a.r.l. Term Loan B-7 4.30%, 01/17/2022	1,951,954
2,639,175	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. Term Loan B-2 3.96%, 03/20/2022	2,659,405
5,581,395	Endo Luxembourg Finance Company I S.a r.l. Term Loan B 5.50%, 04/05/2024	5,642,456
4,545,526	Evergreen Skills Lux S.a.r.l. First Lien Initial Term Loan 5.98%, 04/28/2021 (b)	4,307,704
3,000,000	Intelsat Jackson Holdings S.A. Term Loan B-2 4.00%, 06/30/2019 (b)	2,978,910

See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.	27

INVESTMENT PORTFOLIO (continued)

As of June 30, 2017	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

Foreign Denominated or Domiciled Senior Loans (continued)

LUXEMBOURG (continued)
2,927,028	SS&C Technologies, Inc. Term Loan B-1 3.48%, 07/08/2022	2,942,585
177,538	Term Loan B-2 3.48%, 07/08/2022	178,482
10,763,898	Travelport Finance (Luxembourg) S.a.r.l. Term Loan B 4.43%, 09/02/2021	10,798,503

		31,459,999

MARSHALL ISLANDS - 0.0%
250,000	Drillships Financing Holding, Inc. Term Loan B-1 (c)	162,187

NETHERLANDS - 0.8%
6,981,818	Tronox Pigments Term Loan 4.80%, 03/19/2020	7,029,818

	Total Foreign Denominated or Domiciled Senior Loans (Cost $56,055,921)	55,916,626

Collateralized Loan Obligations (h)(i) - 9.2%
3,000,000	Acis CLO, Ltd. Series 2013-1A, Class E 6.76%, 04/18/2024 (j)	3,000,000
3,000,000	Series 2014-3A, Class D 4.29%, 02/01/2026 (j)	2,882,235
750,000	Series 2014-4A, Class D 4.27%, 05/01/2026 (j)	729,375
2,000,000	Series 2014-4A, Class E 5.97%, 05/01/2026 (j)	1,810,000
2,000,000	Series 2014-5A, Class D 5.51%, 11/01/2026 (j)	1,993,000
1,000,000	Series 2015-6A, Class D 4.94%, 05/01/2027 (j)	987,000
1,500,000	Anchorage Capital CLO 7, Ltd. Series 2015-7A, Class E1 6.16%, 10/15/2027	1,455,000
1,000,000	Apidos CLO Series 2013-12A, Class F 6.06%, 04/15/2025	929,700
1,625,000	Ares XXIX CLO, Ltd. Series 2014-1A, Class D 5.96%, 04/17/2026	1,585,000
6,500,000	Ares XXVIII CLO, Ltd. Series 2013-3A, Class E 6.06%, 10/17/2024	6,431,750
2,000,000	Atlas Senior Loan Fund III, Ltd. Series 2013-1A, Class E 5.93%, 08/18/2025	1,987,600
500,000	Carlyle Global Market Strategies CLO, Ltd. Series 2014-4A, Class E 6.36%, 10/15/2026	495,000
400,000	Cathedral Lake CLO, Ltd. Series 2015-2A, Class D 4.81%, 07/15/2027	400,000

Principal Amount ($)		Value ($)
1,000,000	Series 2015-3A, Class DR 1.00%, 07/20/2027 (b)	1,000,000
1,000,000	Cent CDO, Ltd. Series 2007-14A, Class D 2.46%, 04/15/2021	1,000,010
2,000,000	CFIP CLO, Ltd. Series 2014-1A, Class ER 1.00%, 07/13/2029	1,890,000
2,000,000	Series 2014-1A, Class E 5.91%, 04/13/2025	1,900,000
1,750,000	CIFC Funding, Ltd. Series 2013-3A, Class D 5.90%, 10/24/2025	1,741,250
5,250,000	Series 2013-4A, Class E 5.95%, 11/27/2024	5,200,125
3,250,000	Emerson Park CLO, Ltd. Series 2013-1A, Class E 6.01%, 07/15/2025	3,152,500
500,000	Figueroa CLO, Ltd. Series 2014-1A, Class E 6.86%, 01/15/2027	485,000
1,500,000	Series 2014-1A, Class F 7.66%, 01/15/2027	1,311,000
3,500,000	Flagship CLO VIII, Ltd. Series 2014-8A, Class E 6.36%, 01/16/2026	3,395,000
1,000,000	Greywolf CLO, Ltd. Series 2013-1A, Class D 5.86%, 04/15/2025	989,150
1,250,000	Series 2013-1A, Class E 6.21%, 04/15/2025	1,164,250
1,350,000	Series 2014-1A, Class D 6.25%, 04/22/2026	1,326,375
1,950,000	Series 2014-2A, Class D 6.76%, 01/17/2027	1,940,250
3,000,000	KVK CLO, Ltd. Series 2015-1A, Class D 3.62%, 05/20/2027	3,022,500
2,800,000	Series 2015-1A, Class E 4.45%, 05/20/2027	2,723,000
1,000,000	MP CLO VIII, Ltd. Series 2015-2A, Class E 7.07%, 10/28/2027	1,002,500
4,000,000	OHA Credit Partners VIII, Ltd. Series 2013-8A, Class E 5.56%, 04/20/2025	3,980,000
4,550,000	Palmer Square CLO, Ltd. Series 2013-1A, Class DR 5.00%, 05/15/2025	4,549,545
1,800,000	Silver Spring CLO, Ltd. Series 2014-1A, Class F 6.36%, 10/15/2026	1,440,000
1,000,000	Sound Harbor Loan Fund, Ltd. Series 2014-1A, Class D 8.17%, 10/30/2026	1,000,000
2,500,000	Venture XIV CLO, Ltd. Series 2013-14A, Class E 5.30%, 08/28/2025	2,471,875
1,871,937	Westchester CLO, Ltd. Series 2007-1A, Class E 5.47%, 08/01/2022 (j)	1,787,812

28	See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2017	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
6,500,000	York CLO-2, Ltd. Series 2015-1A, Class E 7.40%, 10/22/2027	6,514,625
2,000,000	Zais CLO, Ltd. Series 2014-2A, Class D 6.61%, 07/25/2026	1,931,600

	Total Collateralized Loan Obligations (Cost $78,835,314)	81,604,027

Corporate Bonds & Notes - 2.5%

CHEMICALS - 0.2%
1,947,500	Momentive Performance Materials, Inc. 4.69%, 04/24/2022	1,889,075

HEALTHCARE (h) - 0.8%
7,750,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.63%, 05/15/2022	7,440,000

INFORMATION TECHNOLOGY - 0.7%
4,571,000	Avaya, Inc. (c)(h)	468,528
	Intelsat Jackson Holdings SA
1,426,000	7.25%, 10/15/2020 (k)	1,354,700
4,509,000	9.75%, 07/15/2025 (h)	4,514,636

		6,337,864

RETAIL (h)(k) - 0.4%
3,973,000	Guitar Center, Inc. 6.50%, 04/15/2019	3,471,409

TELECOMMUNICATIONS - 0.2%
6,831,564	iHeartCommunications, Inc., PIK 14.00%, 02/01/2021	1,502,944

UTILITIES (c) - 0.2%
15,600,000	Ocean Rig UDW, Inc. (h)	1,794,000
20,000,000	Texas Competitive Electric Holdings Co., LLC (g)	95,000
8,000,000	Texas Competitive Electric Holdings Co., LLC (g)	60,000

		1,949,000

	Total Corporate Bonds & Notes (Cost $42,423,545)	22,590,292

Shares

Claims - 0.0%

TELECOMMUNICATIONS (e)(l) - 0.0%
3,791,858	Wind Telecomunicazione SpA Trade Claim Facility 3692	52,138

	Total Claims (Cost $1,934,751)	52,138

Common Stocks & Limited Liability Companies - 8.1%

ENERGY - 0.2%
20,317	Arch Coal, Inc., Class A (k)	1,387,651
1,118,286	Value Creation, Inc. (e)(m)	1

		1,387,652

Shares		Value ($)

FINANCIAL (e)(m) - 0.0%
3,143	Venoco LLA Unit	—
220	Venoco LLC Units	—

		—

GAMING & LEISURE (d)(e)(m) - 0.0%
44	LLV Holdco LLC - Litigation Trust Units	—
34,512	LLV Holdco LLC - Series A, Membership Interest	—
436	LLV Holdco LLC - Series B, Membership Interest	—

		—

HEALTHCARE (d)(e)(m) - 0.0%
207,031	CCS Medical, Inc.	—

HOUSING (e) - 0.4%
1,648,350	Westgate Investments LLC	3,675,821

MEDIA & TELECOMMUNICATIONS (m)(n) - 5.4%
501,736	Metro-Goldwyn-Mayer, Inc., Class A	48,041,222

REAL ESTATE (d)(e)(m) - 0.0%
1,323,961	Allenby	1
8,984,111	Claymore	9

		10

UTILITIES - 2.1%
10,378	Entegra TC LLC, Class A (e)(m)	242,015
286,159	Entegra TC LLC, Class B (e)(m)	—
1,117,866	Vistra Energy Corp. (k)	18,768,967

		19,010,982

	Total Common Stocks (Cost $369,980,733)	72,115,687

Units

Rights - 0.1%

UTILITIES (m) - 0.1%
1,117,866	Texas Competitive Electric Holdings Co., LLC	1,323,994

	Total Rights (Cost $3,992,865)	1,323,994

Warrants - 0.0%

ENERGY (m) - 0.0%
5,801	Arch Coal, Inc. expires 10/05/2023	127,622

GAMING & LEISURE (d)(e)(m) - 0.0%
1,834	LLV Holdco LLC - Series C, Membership Interest	—
2,522	LLV Holdco LLC - Series D, Membership Interest	—
2,819	LLV Holdco LLC - Series E, Membership Interest	—
3,172	LLV Holdco LLC - Series F, Membership Interest	—

See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.	29

INVESTMENT PORTFOLIO (continued)

As of June 30, 2017	Highland Floating Rate Opportunities Fund

Units		Value ($)

Warrants (continued)

GAMING & LEISURE (continued)
3,594	LLV Holdco LLC - Series G, Membership Interest	—

		—

	Total Warrants (Cost $—)	127,622

Shares

Registered Investment Companies (o) - 0.9%
7,505,124	State Street Navigator Prime Securities Lending Portfolio	7,505,124

	Total Registered Investment Companies (Cost $7,505,124)	7,505,124

Cash Equivalents - 7.4%
64,922,164	State Street Institutional U.S. Government Money Market Fund, Premier Class	64,921,164

	Total Cash Equivalents (Cost $64,921,164)	64,921,164

Total Investments - 103.9%		922,263,247

(Cost $1,346,275,371)

Securities Sold Short - (0.4)%

Corporate Bonds - (0.4)%

Principal Amount ($)

TRANSPORTATION (p) - (0.2)%
(2,000,000)	American Axle & Manufacturing, Inc. 6.63%, 10/15/2022	(2,060,000)

RETAIL (p) - (0.2)%
(2,000,000)	Macy’s Retail Holdings, Inc. 6.38%, 03/15/2037	(2,043,940)

	Total Corporate Bonds (Proceeds $4,098,565)	(4,103,940)

	Total Securities Sold Short (Proceeds $4,098,565)	(4,103,940)

Other Assets & Liabilities, Net - (3.5)%		(30,850,954)

Net Assets - 100.0%		887,308,353

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2017. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	All or a portion of this position has not settled. As applicable, full contract rates do not take effect until settlement date.
(c)	The issuer is, or is in danger of being, in default of its payment obligation.
(d)	Affiliated issuer. Assets with a total aggregate market value of $33,698,372, or 3.8% of net assets, were affiliated with the Fund as of June 30, 2017.
(e)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $41,668,347, or 4.7% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2017.
(f)	Unfunded security. See Note 11.
(g)	Represents value held in escrow pending future events. No interest is being accrued.
(h)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2017, these securities amounted to $99,292,900 or 11.2% of net assets.
(i)	Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect June 30, 2017.
(j)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(k)	Securities (or a portion of securities) on loan. As of June 30, 2017, the market value of securities loaned was $7,337,357. The loaned securities were secured with cash and securities collateral of $7,517,217. Collateral is calculated based on prior day’s prices. See Note 4.
(l)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UK Branch.
(m)	Non-income producing security.
(n)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn- Mayer, Inc.	Common Stocks	12/20/2010	$21,845,688	$48,041,222	5.4%

(o)	Represents investments of cash collateral received in connection with securities lending.
(p)	As of June 30, 2017, $6,698,012 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”

Foreign Denominated or Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Media & Telecommunications	1.4%
Financial	1.2%
Service	1.2%
Energy	1.1%
Chemicals	0.8%
Information Technology	0.3%
Telecommunications	0.3%

Total	6.3%

30	See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2017	Highland Merger Arbitrage Fund

Shares		Value ($)

Common Stocks - 75.4%

CONSUMER DISCRETIONARY - 4.5%
90,000	Staples, Inc.	906,300
35,000	West Marine, Inc.	449,750

		1,356,050

CONSUMER STAPLES (a) - 1.1%
7,700	Whole Foods Market, Inc.	324,247

ENERGY (a) - 7.3%
163,000	Atwood Oceanics, Inc. (b)	1,328,450
44,378	VTTI Energy Partners LP	872,028

		2,200,478

FINANCIAL - 28.6%
62,800	Allied World Assurance Co. Holdings AG	3,322,120
30,400	Avista Healthcare Public Acquisition Corp. (a)(b)	299,440
30,100	Boulevard Acquisition Corp. II (a)(b)	301,602
29,000	Easterly Acquisition Corp. (a)(b)	291,450
42,500	Harmony Merger Corp. (a)(b)	439,238
30,900	Kayne Anderson Acquisition Corp. (a)(b)	300,657
118,968	Pacific Continental Corp. (a)	3,039,632
29,500	Silver Run Acquisition Corp. II (a)(b)	302,375
30,700	Vantage Energy Acquisition Corp. (a)(b)	299,325

		8,595,839

HEALTHCARE - 15.6%
1,200	Avesis, Inc. (b)	—
181,447	LifeWatch AG	2,944,089
105,000	Nexvet Biopharma PLC (a)(b)	701,400
11,800	PAREXEL International Corp. (b)	1,025,538

		4,671,027

INDUSTRIALS - 1.3%
25,000	Berendsen PLC	399,427

INFORMATION TECHNOLOGY (a)(b) - 13.1%
100,100	ARI Network Services, Inc.	705,705
27,285	NXP Semiconductor NV	2,986,343
40,000	Sajan, Inc.	232,800

		3,924,848

MATERIALS (b) - 0.7%
64,659	Tembec, Inc.	209,107

UTILITIES (a) - 3.2%
74,932	Gas Natural, Inc.	966,623

	Total Common Stocks (Cost $22,025,343)	22,647,646

Master Limited Partnerships - 5.3%

FINANCIAL (a) - 5.3%
198,400	Fortress Investment Group LLC	1,585,216

	Total Master Limited Partnerships (Cost $1,581,707)	1,585,216

Cash Equivalents - 14.4%
4,348,313	State Street Institutional U.S. Government Money Market Fund, Premier Class	4,348,313

	Total Cash Equivalents (Cost $4,348,313)	4,348,313

Total Investments - 95.1%		28,581,175

(Cost $27,955,363)

Shares		Value ($)

Securities Sold Short - (69.0)%

Common Stocks - (68.6)%

FINANCIAL - (34.0)%
(31,277)	Carolina Financial Corp.	(1,010,873)
(76,495)	Columbia Banking System, Inc.	(3,048,326)
(2,725)	Fairfax Financial Holdings, Ltd.	(1,179,239)
(18,346)	Home BancShares, Inc.	(456,815)
(41,293)	Simmons First National Corp.	(2,184,400)
(27,208)	South State Corp.	(2,331,725)

		(10,211,378)

CONSUMER STAPLES - (1.6)%
(6,906)	British American Tobacco PLC	(469,722)

COMMERCIAL SERVICES - (0.8)%
(10,075)	Elis SA	(230,510)

ENERGY - (6.4)%
(160,000)	Ensco PLC	(825,600)
(19,091)	EQT Corp.	(1,118,542)

		(1,944,142)

HEALTHCARE - (8.3)%
(5,469)	Becton Dickinson and Co.	(1,067,057)
(42,641)	BioTelemetry, Inc. (c)	(1,426,341)

		(2,493,398)

INDUSTRIALS - (4.5)%
(26,310)	MacDonald Dettwiler & Associates, Ltd.	(1,367,058)

MATERIALS - (0.7)%
(14,055)	Rayonier Advanced Materials, Inc.	(220,945)

MEDIA & TELECOMMUCATIONS - (0.2)%
(1,564)	Sinclair Broadcast Group, Inc.	(51,456)

RETAIL (c) - (3.4)%
(19,302)	Liberty Ventures	(1,009,301)

TELECOMMUNICATIONS - (4.5)%
(16,295)	AT&T, Inc.	(614,811)
(32,048)	CenturyLink, Inc.	(765,306)

		(1,380,117)

TRANSPORTATION - (4.6)%
(37,142)	Knight Transportation, Inc.	(1,376,111)

	Total Common Stocks (Proceeds $20,173,202)	(20,754,138)

	Total Securities Sold Short (Proceeds $20,173,202)	(20,754,138)

Other Assets & Liabilities, Net - 73.9%		22,219,053

Net Assets - 100.0%		$30,046,090

(a)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $14,151,643.
(b)	Non-income producing security.
(c)	No dividend payable on security sold short.

See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.	31

INVESTMENT PORTFOLIO (continued)

As of June 30, 2017	Highland Merger Arbitrage Fund

The Fund had the following futures contracts, for which $157,384 was pledged as collateral, open at June 30, 2017:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Short Futures:
British Pound Future	September 2017	2	$163,063	$(732)
Euro Future	September 2017	8	1,146,700	(20,102)
Swiss Franc Future	September 2017	11	1,440,725	(18,988)

				$(39,822)

Swap contracts outstanding as of June 30, 2017 were as follows:

Underlying Instrument	Financing Rate	Counter- party	Expiration Date	Currency	Notional Amount	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Market Value
LONG EQUITY TRS
WOOF.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	January 9, 2018	USD	$6,430	$—	$2,640	$2,640
RAI.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	January 17, 2018		13,136	—	36,654	36,654
TWX.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	January 22, 2018		29,625	—	39,290	39,290
OKS.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 1, 2018		48,171	—	(53,173)	(53,173)
OKE.N	1 Month USD LIBOR minus 0.50%	Goldman Sachs International	February 1, 2018 – March 27, 2018		(47,399)	—	82,645	82,645
FIG.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 15, 2018 – June 4, 2018		125,828	—	10,292	10,292
DGAS.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 21, 2018		22,780	—	12,295	12,295
MBLY.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 21, 2018		30,546	—	37,499	37,499
TWR.NZ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 22, 2018	NZD	1,173,991	—	18,487	18,487
MON.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 23, 2018	USD	10,100	—	7,669	7,669
OKSB.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 26, 2018		105,447	—	(37,696)	(37,696)
DGI.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 26, 2018		83,995	—	122,630	122,630
SGBK.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	March 28, 2018		73,665	—	(35,297)	(35,297)
GNCMA.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	April 9, 2018		30,639	—	20,550	20,550
ALR.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	April 17, 2018		27,000	—	27,373	27,373
LVLT.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	April 20, 2018		22,403	—	5,920	5,920
AKRX.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	April 25, 2018		17,700	—	5,585	5,585
CAM.TO	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	April 27, 2018	CAD	49,100	—	3,796	3,796
SAJA.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	April 27, 2018	USD	59,208	—	3,870	3,870
BRCD.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	April 30, 2018		92,900	—	(1,741)	(1,741)
BCR.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	May 4, 2018		10,791	—	73,904	73,904

32	See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2017	Highland Merger Arbitrage Fund

Underlying Instrument	Financing Rate	Counter- party	Expiration Date	Currency	Notional Amount	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Market Value
LONG EQUITY TRS (continued)
STRP.A	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	May 8, 2018	USD	$2,800	$—	$(7,084)	$(7,084)
WSTC.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	May 10, 2018		60,015	—	8,044	8,044
ELOS.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	May 10, 2018		80,600	—	3,889	3,889
TRCO.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	May 11, 2018		6,800	—	45	45
MSL.TO	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	May 14, 2018	CAD	1,093,500	—	17,261	17,261
SWFT.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	May 14, 2018		51,425	—	181,292	181,292
CAB.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	May 16, 2018		7,750	—	34,812	34,812
PSTB.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	May 17, 2018		137,487	—	7,895	7,895
VWR.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	May 21, 2018		49,602	—	1,190	1,190
WGL.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs & Co.	May 22, 2018		9,700	—	1,362	1,362
TMB.TO	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	May 25, 2018	CAD	100,000	—	9,606	9,606
VSN.TO	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	May 31, 2018		32,281	—	(4,347)	(4,347)
PPL.TO	1 Month USD LIBOR plus 0.50%	Morgan Stanley & Co.	June 5, 2018		(10,095)	—	4,862	4,862
FSBK.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	June 13, 2018	USD	59,549	—	(2,500)	(2,500)
RICE.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	June 19, 2018		51,615	—	110,601	110,601
ESV.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	June 22, 2018		(100,800)	—	(3,348)	(3,348)

Total Swap Contracts Outstanding								$746,772

See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.	33

INVESTMENT PORTFOLIO

As of June 30, 2017	Highland Opportunistic Credit Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 48.8%

CONSUMER DISCRETIONARY - 2.0%
1,666,667	Truck Hero, Inc. Second Lien Term Loan 9.41%, 04/17/2025	1,665,625

CONSUMER PRODUCTS - 1.9%
1,573,897	Laureate Education, Inc. Term Loan B 5.73%, 04/26/2024	1,584,717

ENERGY - 12.1%
2,647,086	Azure Midstream Energy LLC Term Loan B 7.73%, 11/15/2018	2,497,089
3,227,482	Chief Exploration & Development LLC Second Lien Term Loan 7.93%, 05/16/2021 (b)	3,122,589
3,738,682	Fieldwood Energy LLC First Lien Last Out Term Loan 8.42%, 09/30/2020	2,990,945
2,741,413	Second Lien Term Loan 8.42%, 09/30/2020 (b)	1,542,045

		10,152,668

FINANCIAL - 5.1%
2,449,842	Ocwen Loan Servicing LLC Term Loan B 6.08%, 12/05/2020	2,435,045
2,000,000	Walter Investment Management Corp. Tranche B Term Loan B 4.98%, 12/18/2020	1,821,250

		4,256,295

HEALTHCARE - 4.1%
500,000	Quorum Health Corporation Term Loan B 7.98%, 04/29/2022 (b)	503,470
1,493,684	U.S. Renal Care, Inc. Term Loan B 5.55%, 12/31/2022 (b)	1,448,402
1,479,106	Valeant Pharmaceuticals International, Inc. Tranche B Term Loan F-1 5.83%, 04/01/2022	1,500,908

		3,452,780

INFORMATION TECHNOLOGY - 5.3%
2,477,476	Avaya, Inc. Term Loan B-7 (c)	1,988,794
2,140,000	Term Loan Facility 8.72%, 01/24/2018	2,213,445
234,706	Synchronoss Technologies, Inc. Term Loan 0.00%, 01/19/2024 (b)	231,009

		4,433,248

MANUFACTURING - 2.0%
1,000,000	VC GB Holdings, Inc. Second Lien Term Loan 9.23%, 02/28/2025	988,750

Principal Amount ($)		Value ($)

MANUFACTURING (continued)
740,741	WireCo WorldGroup, Inc. Second Lien Term Loan 10.20%, 09/30/2024	748,148

		1,736,898

MEDIA & TELECOMMUNICATIONS - 1.7%
977,431	Cumulus Media Holdings, Inc. Term Loan 4.48%, 12/23/2020 (b)	793,674
750,000	iHeartCommunications, Inc. Tranche D Term Loan 7.98%, 01/30/2019 (b)	615,469

		1,409,143

METALS & MINERALS - 1.6%
1,344,808	Peabody Energy Corporation Exit Term Loan 5.73%, 03/31/2022	1,344,639

RETAIL - 5.0%
997,305	Academy, Ltd. Term Loan B 5.20%, 07/01/2022 (b)	777,898
400,000	G-III Apparel Group, Ltd. Initial Term Loan 6.31%, 12/01/2022	396,750
3,871,980	Toys ‘R’ Us-Delaware, Inc. Term Loan B-4 9.95%, 04/24/2020 (b)	3,029,844

		4,204,492

SERVICE - 4.1%
2,000,000	Advantage Sales & Marketing, Inc. Second Lien Term Loan 7.80%, 07/25/2022	1,925,000
1,500,000	EnergySolutions LLC Term Loan 6.98%, 05/29/2020	1,513,125

		3,438,125

TELECOMMUNICATIONS (d) - 0.9%
756,003	TerreStar Corporation Term Loan A, PIK 11.00%, 02/27/2020	753,734

TRANSPORTATION - 1.0%
884,615	Quality Distribution, Inc. Term Loan (b) 6.80%, 08/18/2022	863,606

UTILITIES - 2.0%
1,623,513	Granite Acquisition, Inc. Second Lien Term Loan B 8.55%, 12/19/2022	1,617,018
15,190,310	Texas Competitive Electric Holdings Co. LLC Non Extended Escrow Loan (e)	37,976

		1,654,994

	Total U.S. Senior Loans (Cost $41,483,596)	40,950,964

34	See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2017	Highland Opportunistic Credit Fund

Principal Amount ($)		Value ($)

Foreign Denominated or Domiciled Senior Loans (a) - 3.6%

LUXEMBOURG - 3.4%
802,197	Evergreen Skills Lux S.a.r.l. First Lien Initial Term Loan 5.98%, 04/28/2021	760,226
2,499,792	Second Lien Initial Term Loan 9.48%, 04/28/2022	2,080,189

		2,840,415

MARSHALL ISLANDS (i) - 0.2%
250,000	Drillships Financing Holding, Inc. Term Loan B-1	162,188

	Total Foreign Denominated or Domiciled Senior Loans (Cost $2,670,066)	3,002,603

Collateralized Loan Obligations (f)(g) - 11.9%
1,000,000	ACIS CLO, Ltd. Series 2014-5A, Class E1 7.69%, 11/01/2026	967,500
1,000,000	Babson CLO, Ltd. Series 2014-IA, Class E 6.81%, 07/20/2025	925,000
1,000,000	Eaton Vance CLO, Ltd. Series 2013-1A, Class DR 8.76%, 01/15/2028	1,028,132
534,213	Highland Park CDO I, Ltd. Series 2006-1A, Class A2 1.59%, 11/25/2051 (h)	507,502
2,500,000	Limerock CLO II, Ltd. Series 2014-2A, Class E 5.66%, 04/18/2026	2,246,508
1,500,000	Park Avenue Institutional Advisers CLO, Ltd. Series 2016-1A, Class D 8.19%, 08/23/2028	1,510,917
1,000,000	Venture XIV CLO, Ltd. Series 2013-14A, Class E 5.30%, 08/28/2025	988,750
1,871,937	Westchester CLO, Ltd. Series 2007-1A, Class E 5.47%, 08/01/2022 (h)	1,759,995

	Total Collateralized Loan Obligations (Cost $9,594,105)	9,934,304

Corporate Bonds & Notes - 9.3%

ENERGY (f) - 1.3%
464	American Energy-Permian Basin LLC 7.38%, 11/01/2021	385
1,697,000	California Resources Corp. 8.00%, 12/15/2022	1,079,716

		1,080,101

HEALTHCARE EQUIPMENT & SERVICES - 0.1%
125,000	Quorum Health Corp. 11.63%, 04/15/2023	110,938

Principal Amount ($)		Value ($)

MATERIALS - 1.2%
1,000,000	Momentive Performance Materials, Inc. 4.69%, 04/24/2022	970,000

RETAIL (f) - 1.0%
700	Guitar Center, Inc. 6.50%, 04/15/2019	612
1,000,000	PetSmart, Inc. 5.88%, 06/01/2025	968,750

		969,362

TELECOMMUNICATION SERVICES - 5.2%
2,500,000	Avaya, Inc. (f)(i)	256,250
2,867,299	iHeartCommunications, Inc., PIK 14.00%, 02/01/2021	630,806
1,772,000	Intelsat Jackson Holdings SA 7.25%, 10/15/2020 (j)	1,683,400
1,804,000	9.75%, 07/15/2025 (b)(f)	1,806,255

		4,376,711

UTILITIES (i) - 0.5%
2,437,000	Ocean Rig UDW, Inc. (f)	280,255
3,506,000	Texas Competitive Electric Holdings Co., LLC (e)	16,654
15,307,000	Texas Competitive Electric Holdings Co., LLC (e)	72,708
467,000	Texas Competitive Electric Holdings Co., LLC (e)	2,218
3,000,000	Texas Competitive Electric Holdings Co., LLC (e)	21,000

		392,835

	Total Corporate Bonds & Notes (Cost $11,583,657)	7,899,947

Foreign Corporate Bonds & Notes - 0.0%

NETHERLANDS (d)(i) - 0.0%
USD
220,068	Celtic Pharma Phinco BV	—
97,918	Celtic Pharma Phinco BV	—

		—

	Total Foreign Corporate Bonds & Notes (Cost $212,562)	—

Non-U.S. Asset-Backed Securities - 4.7%

STRUCTURED NOTE (f)(g) - 4.7%
1,000,000	ALM XI, Ltd. Series 2014-11A, Class D 5.96%, 10/17/2026	965,000
1,000,000	Octagon Investment Partners XX, Ltd. Series 2014-1A, Class E 6.43%, 08/12/2026	972,500
1,121,000	Regatta IV Funding, Ltd. Series 2014-1A, Class E 6.11%, 07/25/2026	1,076,160

See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.	35

INVESTMENT PORTFOLIO (continued)

As of June 30, 2017	Highland Opportunistic Credit Fund

Principal Amount ($)		Value ($)

Non-U.S. Asset-Backed Securities (continued)

STRUCTURED NOTE (continued)
1,000,000	Seneca Park CLO, Ltd. Series 2014-1A, Class E 5.86%, 07/17/2026	940,750

		3,954,410

	Total Non-U.S. Asset-Backed Securities (Cost $3,942,168)	3,954,410

Shares

Common Stocks - 16.2%

CHEMICALS (k) - 1.9%
105,492	MPM Holdings, Inc.	1,571,831

COMMERCIAL & PROFESSIONAL SERVICES (k) - 0.0%
2,488	Pendrell Corp.	17,988

ENERGY - 3.3%
31,149	Arch Coal, Inc., Class A (j)	2,127,477
19,850	Kinder Morgan, Inc. (l)	380,326
6,350	Targa Resources Corp.	287,020

		2,794,823

MATERIALS (d)(k) - 3.2%
6,632	Euramax International, Inc.	2,655,889

MEDIA (c)(k) - 0.7%
6,363	Metro-Goldwyn-Mayer, Inc., Class A	609,257

TELECOMMUNICATION SERVICES (c)(d)(k) - 1.9%
5,082	TerreStar Corporation	1,605,709

UTILITIES - 5.2%
3,322	Entegra TC LLC, Class A (d)(k)	77,469
253,272	Vistra Energy Corp.	4,252,437

		4,329,906

	Total Common Stocks (Cost $16,897,298)	13,585,403

Preferred Stocks - 1.2%

FINANCIAL (f)(g)(h) - 1.2%
1,500	Grayson CLO, Ltd., Series II	542,903
1,000	Westchester CLO, Ltd.	477,843

		1,020,746

	Total Preferred Stocks (Cost $1,443,578)	1,020,746

Master Limited Partnerships - 0.0%

HEALTHCARE EQUIPMENT & SERVICES (d) - 0.0%
141,000	Genesys Ventures IA, LP	12,549

	Total Master Limited Partnerships (Cost $—)	12,549

Units		Value ($)

Rights - 0.4%

UTILITIES (k) - 0.4%
253,272	Texas Competitive Electric Holdings Co., LLC	299,747

	Total Rights (Cost $863,743)	299,747

Shares

Registered Investment Companies (m) - 3.5%
2,931,318	State Street Navigator Prime Securities Lending Portfolio	2,931,318

	Total Registered Investment Companies (Cost $2,931,318)	2,931,318

Cash Equivalents - 6.1%
5,079,556	State Street Institutional U.S. Government Money Market Fund, Premier Class	5,079,556

	Total Cash Equivalents (Cost $5,079,556)	5,079,556

Total Investments - 105.7%		88,671,547

(Cost $96,701,647)
Other Assets & Liabilities, Net - (5.7)%		(4,743,455)

Net Assets - 100.0%		83,928,092

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2017. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. As applicable, full contract rates do not take effect until settlement date.
(c)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn- Mayer, Inc.	Common Stocks	12/20/2010	$238,560	$609,257	0.7%
TerreStar Corporation	Common Stocks	12/12/2014	$1,456,829	$1,605,709	1.9%

36	See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (concluded)

As of June 30, 2017	Highland Opportunistic Credit Fund

(d)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $5,105,350, or 6.1% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2017.
(e)	Represents value held in escrow pending future events. No interest is being accrued.
(f)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2017, these securities amounted to $19,301,683 or 23.0% of net assets.
(g)	Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect June 30, 2017.
(h)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(i)	The issuer is, or is in danger of being, in default of its payment obligation.
(j)	Securities (or a portion of securities) on loan. As of June 30, 2017, the market value of securities loaned was $3,339,792. The loaned securities were secured with cash and securities collateral of $3,395,370. Collateral is calculated based on prior day’s prices. See Note 4.
(k)	Non-income producing security.
(l)	All or part of this security is pledged as collateral. The market value of the securities pledged as collateral was $380,326.
(m)	Represents investments of cash collateral received in connection with securities lending.

See Glossary on page 38 for abbreviations along with accompanying Notes to Financial Statements.	37

GLOSSARY: (abbreviations that may be used in the preceding statements)

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
PIK	Payment-in-Kind
PLC	Public Limited Company
SPDR	Standard & Poor’s Depositary Receipt

Underlying Instrument Abbreviations:
AKRX.OQ	Akorn, Inc.
ALR.N	Alere, Inc.
AWH.N	Allied World Assurance Co.
BCR.N	CR Bard, Inc.
BRCD.OQ	Brocade Communications Systems
CAB.N	Cabela’s, Inc.
CAM.TO	Canam Group, Inc.
DGAS.OQ	Delta Natural Gas Co., Inc.
DGI.N	Digitalglobe, Inc.
DXC.N	DXC Technology Co.
ELOS.OQ	Syneron Medical, Ltd.
ESV.N	Ensco PLC
FIG.N	Fortress Investment Group
FSBK.OQ	First South Bancorp, Inc.
GNCMA.OQ	General Communication, Inc.
GSS5FDPR	GSS5FDPR
LVLT.N	Level 3 Communications, Inc.
MBLY.N	Mobileye NV
MON.N	Monsanto Co.
MSGROW	Morgan Stanley Growth Index
MSHDMDIA	Morgan Stanley Media Index
MSHDSSFT	Morgan Stanley SMID Cap Software Index
MSL.TO	Merus Labs International, Inc.
MSQQUMOL	Morgan Stanley US Momentum Long Index
MSXXITHB	Morgan Stanley High Beta Technology Index
MSXXSEM	Morgan Stanley Semiconductors Index
NXPI.O	NXP Semiconductors NV
OKE.N	Oneok, Inc.
OKS.N	Oneok Partners LP
OKSB.OQ	Southwest Bancorp, Inc.
PPL.TO	Pembina Pipeline Corp.
PSTB.OQ	Park Sterling Corp.
RAI.N	Reynolds American, Inc.
REIT	Real Estate Investment Trust
RICE.N	Rice Energy, Inc.
SAJA.OQ	Sajan, Inc.
SGBK.OQ	Stonegate Bank
STRP.A	Straight Path Communications
SWFT.N	Swift Transportation Co.
TMB.TO	Tembec, Inc.
TRCO.N	Tribune Media Co.
TWR.NZ	Tower, Ltd.
TWX.N	Time Warner, Inc.
VSN.TO	Veresen, Inc.
VWR.OQ	VWR Corp.
WFM.OQ	Whole Foods Market, Inc.
WGL.N	WGL Holdings, Inc.
WOOF.OQ	VCA, Inc.
WR.N	Westar Energy, Inc.
WSTC.OQ	West, Corp.

38	Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

As of June 30, 2017	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Floating Rate Opportunities Fund ($)	Highland Merger Arbitrage Fund ($)	Highland Opportunistic Credit Fund ($)
Assets
Investments, at value(a)	362,398,604	114,321,333	823,643,711	24,232,862	83,591,991
Affiliated investments, at value (Note 10)	6,417,998	—	33,698,372	—	—

Total Investments, at value	368,816,602	114,321,333	857,342,083	24,232,862	83,591,991
Cash equivalents (Note 2)	57,570,579	12,402,941	64,921,164	4,348,313	5,079,556
Cash	689,135	—	2,072,837	46,898	228,545
Restricted Cash — Futures (Note 3)	149,225	46	—	55,375	—
Restricted Cash — Securities Sold Short (Note 2)	67,129,864	30,558,849	6,698,012	24,055,009	15,208
Restricted Cash — Swap (Note 2)	28,670,000	—	—	—	—
Restricted Cash — Written Options (Note 3)	9,115,265	40,968,313	—	—	—
Foreign currency	—	—	—	222,897	—
Swaps, at value	8,344,873	—	—	891,958	—
Receivable for:
Investments sold	54,307,812	24,394,178	29,091,101	1,818,830	4,226,954
Dividends and interest	375,793	84,066	3,691,591	11,287	607,022
Investment advisory and administration fees (Note 7)	—	—	—	73,248	—
Swap payments	413,617	—	—	116,172	—
Fund shares sold	615,671	90,376	2,546,581	113,500	198,694
Variation margin on futures contracts	15,913	—	—	102,009	—
Offering cost (Note 2)	—	—	—	17,694	—
Prepaid expenses and other assets	246,199	398,857	58,361	36,039	154,122

Total assets	596,460,548	223,218,959	966,421,730	56,142,091	94,102,092

Liabilities
Bank overdraft of foreign currency	—	4,525	—	—	—
Due to custodian	29,964	—	5,605	—	—
Securities sold short, at value (Notes 2 and 8)	136,935,980	66,217,670	4,103,940	20,754,138	—
Written options contracts, at value (Note 3)	91,995	413,613	—	—	—
Swaps, at value	615,445	—	—	145,186	—

Payable for:
Upon receipt of securities loaned (Note 4)	3,250,467	4,047,216	7,505,124	—	2,931,318
Distributions to shareholders	—	—	230,302	—	34,765
Investments purchased	60,009,310	43,563,653	63,706,226	4,956,792	6,885,221
Fund shares redeemed	565,895	972,237	2,407,523	10,505	221,188
Accrued dividends on securities sold short	162,162	11,899	65,514	9,665	—
Variation margin on futures contracts	—	—	—	39,750	—
Investment advisory fees (Note 7)	374,911	104,825	565,116	29,227	28,621
Trustees’ fees	—	72	10	13	21
Distribution and shareholder service fees (Note 7)	5,202	4,581	39,549	219	825
Transfer agent fees	75,960	69,574	155,220	550	6,112
Accrued expenses and other liabilities	424,854	198,081	329,248	149,956	65,929

Total liabilities	202,542,145	115,607,946	79,113,377	26,096,001	10,174,000

Net Assets	393,918,403	107,611,013	887,308,353	30,046,090	83,928,092

See accompanying Notes to Financial Statements.	39

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of June 30, 2017	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Floating Rate Opportunities Fund ($)	Highland Merger Arbitrage Fund ($)	Highland Opportunistic Credit Fund ($)
Net Assets Consist of:
Par value (Note 1)	32,464	9,223	121,953	1,382	19,977
Paid-in capital	374,954,430	309,101,882	1,589,096,141	28,030,785	108,969,608
Accumulated net investment income (loss)	(7,506,656)	(1,026,588)	(16,311,434)	414,224	34,209
Accumulated net realized gain (loss) from investments, written options, futures contracts and foreign currency transactions	2,486,189	(204,087,210)	(261,580,666)	844,624	(17,065,602)
Net unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency translations	23,951,976	3,613,706	(424,017,641)	755,075	(8,030,100)

Net Assets	393,918,403	107,611,013	887,308,353	30,046,090	83,928,092

Investments, at cost	346,672,752	109,873,105	956,051,733	23,607,050	91,622,091
Affiliated investments, at cost (Note 10)	6,000,848	—	325,302,474	—	—
Cash equivalents, at cost (Note 2)	57,570,579	12,402,941	64,921,164	4,348,313	5,079,556
Foreign currency, at cost	(30,064)	—	(5,463)	219,700	—
Proceeds from securities sold short	136,969,484	65,337,265	4,098,565	20,173,202	—
Written option premiums received	219,582	463,262	—	—	—
(a) Includes market value of securities on loan:	11,100,075	4,623,348	7,337,356	—	3,339,792

Class A:
Net assets	32,162,938	30,967,101	268,929,155	1,660,734	8,526,956
Shares outstanding ($0.001 par value; unlimited shares authorized)	2,725,580	2,666,623	36,943,711	76,712	2,019,661

Net asset value per share(a)	11.80	11.61	7.28	21.65	4.22

Maximum offering price per share(b)(c)	12.49	12.29	7.54	22.91	4.37

Class C:
Net assets	26,262,652	22,804,988	229,101,614	1,094,004	3,694,901
Shares outstanding ($0.001 par value; unlimited shares authorized)	2,391,448	2,084,826	31,485,915	50,831	870,797

Net asset value and offering price per share(a)	10.98	10.94	7.28	21.52	4.24

Class Z:
Net assets	335,492,813	53,838,924	389,277,584	27,291,352	71,706,235
Shares outstanding ($0.001 par value; unlimited shares authorized)	27,347,378	4,471,801	53,523,009	1,254,248	17,086,345

Net asset value, offering and redemption price per share	12.27	12.04	7.27	21.76	4.20

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $500,000 or more are subject to a 1.00% CDSC if redeemed within eighteen months of purchase.
(c)

The sales charge is 5.50% for Long/Short Equity Fund, Merger Arbitrage Fund and the Long/Short Healthcare Fund. The sales charge is 3.50% for the Floating Rate Opportunities Fund and the Opportunistic Credit Fund. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

40	See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2017	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Floating Rate Opportunities Fund ($)	Highland Opportunistic Credit Fund ($)
Investment Income
Income:
Dividends from unaffiliated issuers	4,253,899	793,295	2,600,558	932,604
Dividends from affiliated issuers (Note 10)	848	—	—	—
Less: Foreign taxes withheld	(22,138)	(5,585)	—	—
Securities lending income (Note 4)	53,392	180,111	25,765	4,728
Interest from unaffiliated issuers	—	582,158	34,842,250	6,859,026
Interest from affiliated issuers (Note 11)	—	—	5,538,423	—
Other income	13,952	65,162	842,763	33,622

Total Income	4,299,953	1,615,141	43,849,759	7,829,980

Expenses:
Investment advisory (Note 7)	11,300,319	1,958,243	4,897,925	752,486
Administration fees (Note 7)	1,004,473	391,649	1,507,054	—
Distribution and shareholder service fees: (Note 7)
Class A	123,907	207,300	825,498	28,649
Class C	374,395	378,172	1,972,793	12,636
Transfer agent fees	263,867	227,407	660,254	20,669
Trustees fees (Note 7)	102,076	39,649	151,410	15,162
Accounting services fees	340,964	143,846	238,540	51,834
Audit fees	102,744	36,074	173,814	25,800
Legal fees	353,198	137,833	501,225	111,209
Registration fees	65,772	75,255	68,533	47,576
Insurance	125,758	81,779	97,519	9,134
Reports to shareholders	84,143	75,425	104,517	11,641
Interest expense and commitment fees-credit agreement (Note 6)	25,816	14,450	105,374	3,496
Tax expense	—	22,756	179,081	72,327
Dividends and fees on securities sold short (Note 2)	3,912,050	1,386,535	48,238	41,951
Amortized offering costs (Note 4)	—	—	—	—
Other	93,623	60,430	82,302	57,849

Total operating expenses before waiver and reimbursement (Note 7)	18,273,105	5,236,803	11,614,077	1,262,419
Less: Expenses waived or borne by the adviser and administrator	(6,277,955)	—	(169,993)	(377,527)
Less: Reimbursement of custodian fees (Note 7)	—	—	(219,223)	—

Net operating expenses	11,995,150	5,236,803	11,224,861	884,892

Net investment income (loss)	(7,695,197)	(3,621,662)	32,624,898	6,945,088

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	35,062,835	18,396,062	(22,692,546)	(4,580,582)
Swap contracts (Note 3)	(6,696,343)	(58,496)	—	—
Written options contracts (Note 3)	5,817,625	(17,004,325)	—	—
Futures contracts (Note 3)	535,888	2,001,426	—	—
Foreign currency related transactions	(634,136)	(35,298)	(127)	—
Change in unrealized appreciation (depreciation) on:
Investments	3,917,494	186,817	54,053,486	13,057,510
Securities sold short (Note 2)	906,638	957,015	(5,375)	18,660
Swap contracts (Note 3)	7,225,429	—	—	—
Unfunded transactions (Note 11)	—	—	24,512	2,592
Written options contracts (Note 3)	(201,178)	49,650	—	—
Futures contracts (Note 3)	(585,739)	—	—	—
Foreign currency related translations	27,673	(246)	(142)	—

Net realized and unrealized gain (loss) on investments	45,376,186	4,492,605	31,379,808	8,498,180

Total increase in net assets resulting from operations	37,680,989	870,943	64,004,706	15,443,268

See accompanying Notes to Financial Statements.	41

STATEMENTS OF OPERATIONS

For the Periods Ended June 30, 2017 and December 31, 2016	Highland Funds I

	Highland Merger Arbitrage Fund(a) ($)	Highland Merger Arbitrage Fund(b) ($)
Investment Income
Income:
Dividends from unaffiliated issuers	891,065	119,667
Less: Foreign taxes withheld	(6,660)	(1,797)

Total Income	884,405	117,870

Expenses:
Investment advisory (Note 7)	160,236	78,594
Distribution and shareholder service fees: (Note 7)
Class A	1,691	34
Class C	3,836	75
Transfer agent fees	4,236	778
Trustees fees (Note 7)	2,910	1,230
Accounting services fees	36,770	28,439
Audit fees	33,961	36,167
Legal fees	11,480	20,998
Registration fees	27,921	20,033
Insurance	411	50
Reports to shareholders	32,487	3,732
Organization fee	—	62,544
Interest expense	—	54,838
Tax expense	3,000	—
Dividends and fees on securities sold short (Note 2)	432,348	73,705
Amortized offering costs (Note 4)	65,357	48,747
Other	6,558	1,421

Total operating expenses before waiver and reimbursement (Note 7)	823,202	431,385
Less: Expenses waived or borne by the adviser and administrator	(181,470)	(204,077)

Net operating expenses	641,732	227,308

Net investment income (loss)	242,673	(109,438)

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	991,286	732,387
Securities sold short (Note 2)	(721,389)	(497,443)
Swap contracts (Note 3)	675,317	—
Written options contracts (Note 3)	—	(7,342)
Futures contracts (Note 3)	(74,331)	51,292
Foreign currency related transactions	(3,860)	(61,431)
Change in unrealized appreciation (depreciation) on:
Investments	(352,718)	978,530
Securities sold short (Note 2)	82,233	(663,169)
Swap contracts (Note 3)	746,772	—
Futures contracts (Note 3)	(53,707)	13,957
Foreign currency related translations	3,126	51

Net realized and unrealized gain (loss) on investments	1,292,729	546,832

Total increase in net assets resulting from operations	1,535,402	437,394

(a)	For the six month period ended June 30, 2017. The Highland Merger Arbitrage Fund had a fiscal year end change to June 30.
(b)	For the period from the commencement of operations on August 19, 2016 to December 31, 2016.

42	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland Long/Short Equity Fund

	Year Ended June 30, 2017 ($)	Year Ended June 30, 2016 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	(7,695,197)	(10,819,427)
Net realized gain (loss) on investments, written options, futures contracts and foreign currency transactions	34,085,869	(9,242,656)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	11,290,317	(25,795,629)

Net increase (decrease) from operations	37,680,989	(45,857,712)

Distributions to shareholders from:
Net investment income
Class A	—	—
Class C	—	—
Class Z	—	—
Net realized gains
Class A	—	(2,927,543)
Class C	—	(2,622,346)
Class Z	—	(28,703,476)

Total distributions	—	(34,253,365)

Increase in net assets from operations and distributions	37,680,989	(80,111,077)

Share transactions:
Proceeds from sale of shares
Class A	7,691,033	30,681,439
Class C	1,217,394	25,691,462
Class Z	60,446,860	314,509,422
Value of distributions reinvested
Class A	—	2,196,732
Class C	—	1,835,375
Class Z	—	19,307,282
Cost of shares redeemed
Class A	(18,388,476)	(62,280,099)
Class C	(27,394,707)	(26,843,357)
Class Z	(328,558,114)	(420,465,554)
Reorganization (Note 13)

Net increase (decrease) from shares transactions	(304,986,010)	(115,367,298)

Total increase (decrease) in net assets	(267,305,021)	(195,478,375)

Net Assets
Beginning of period	661,223,424	856,701,799

End of period	393,918,403	661,223,424

Accumulated net investment income (loss)	(7,506,656)	(4,464,114)

See accompanying Notes to Financial Statements.	43

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Equity Fund

	Year Ended June 30, 2017 ($)	Year Ended June 30, 2016 ($)
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	684,252	2,684,235
Issued for distribution reinvested	—	193,374
Shares redeemed	(1,632,895)	(5,616,962)

Net increase (decrease) in fund shares	(948,643)	(2,739,353)

Class C:
Shares sold	115,956	2,360,636
Issued for distribution reinvested	—	171,851
Shares redeemed	(2,601,432)	(2,570,556)

Net increase (decrease) in fund shares	(2,485,476)	(38,069)

Class Z:
Shares sold	5,162,638	26,617,314
Shares converted from Highland Merger Arbitrage Fund, L.P.	—	—
Issued for distribution reinvested	—	1,643,173
Shares redeemed	(28,160,278)	(36,555,781)

Net increase (decrease) in fund shares	(22,997,640)	(8,295,294)

44	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Healthcare Fund

	Year Ended June 30, 2017 ($)	Year Ended June 30, 2016 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	(3,621,662)	(11,048,727)
Net realized gain (loss) on investments, written options, futures contracts and foreign currency transactions	3,299,369	(184,480,192)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	1,193,236	(15,985,431)

Net increase (decrease) from operations	870,943	(211,514,350)

Distributions to shareholders from:
Net investment income
Class A	—	—
Class C	—	—
Class Z	—	—
Net realized gains
Class A	—	(6,880,166)
Class C	—	(4,004,462)
Class Z	—	(18,542,641)

Total distributions	—	(29,427,269)

Increase in net assets from operations and distributions	870,943	(240,941,619)

Share transactions:
Proceeds from sale of shares
Class A	5,019,184	98,279,483
Class C	1,024,516	40,918,847
Class Z	15,456,251	302,636,678
Value of distributions reinvested
Class A	—	6,645,804
Class C	—	3,950,299
Class Z	—	16,022,635
Cost of shares redeemed
Class A	(57,855,684)	(145,627,250)
Class C	(33,623,315)	(41,705,881)
Class Z	(121,468,105)	(459,470,107)
Reorganization (Note 13)

Net increase (decrease) from shares transactions	(191,447,153)	(178,349,492)

Total increase (decrease) in net assets	(190,576,210)	(419,291,111)

Net Assets
Beginning of period	298,187,223	717,478,334

End of period	107,611,013	298,187,223

Accumulated net investment income (loss)	(1,026,588)	(4,018,243)

See accompanying Notes to Financial Statements.	45

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Healthcare Fund

	Year Ended June 30, 2017 ($)	Year Ended June 30, 2016 ($)
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	422,779	6,619,324
Issued for distribution reinvested	—	495,586
Shares redeemed	(5,058,106)	(10,878,179)

Net increase (decrease) in fund shares	(4,635,327)	(3,763,269)

Class C:
Shares sold	92,863	2,803,032
Issued for distribution reinvested	—	310,070
Shares redeemed	(3,091,029)	(3,453,207)

Net increase (decrease) in fund shares	(2,998,166)	(340,105)

Class Z:
Shares sold	1,292,785	19,940,540
Shares converted from Highland Merger Arbitrage Fund, L.P.	—	—
Issued for distribution reinvested	—	1,160,220
Shares redeemed	(10,207,311)	(34,960,817)

Net increase (decrease) in fund shares	(8,914,526)	(13,860,057)

46	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Floating Rate Opportunities Fund

	Year Ended June 30, 2017 ($)	Year Ended June 30, 2016 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	32,624,898	36,809,390
Net realized gain (loss) on investments, written options, futures contracts and foreign currency transactions	(22,692,673)	(3,353,207)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	54,072,481	(81,708,974)

Net increase (decrease) from operations	64,004,706	(48,252,791)

Distributions to shareholders from:
Net investment income
Class A	(10,631,649)	(10,094,272)
Class C	(9,518,520)	(13,337,632)
Class Z	(13,676,642)	(12,813,227)
Net realized gains
Class A	—	—
Class C	—	—
Class Z	—	—

Total distributions	(33,826,811)	(36,245,131)

Increase in net assets from operations and distributions	30,177,895	(84,497,922)

Share transactions:
Proceeds from sale of shares
Class A	132,080,772	88,747,945
Class C	46,111,952	30,733,727
Class Z	279,887,069	185,169,526
Value of distributions reinvested
Class A	9,827,945	8,572,111
Class C	8,078,025	11,072,969
Class Z	12,750,180	12,097,459
Cost of shares redeemed
Class A	(86,388,361)	(71,913,418)
Class C	(68,154,841)	(83,780,214)
Class Z	(154,569,756)	(212,511,149)
Reorganization (Note 13)

Net increase (decrease) from shares transactions	179,622,985	(31,811,044)

Total increase (decrease) in net assets	209,800,880	(116,308,966)

Net Assets
Beginning of period	677,507,473	793,816,439

End of period	887,308,353	677,507,473

Accumulated net investment income (loss)	(16,311,434)	(19,936,095)

See accompanying Notes to Financial Statements.	47

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Floating Rate Opportunities Fund

	Year Ended June 30, 2017 ($)	Year Ended June 30, 2016 ($)
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	18,163,883	12,570,378
Issued for distribution reinvested	1,361,785	1,224,828
Shares redeemed	(11,908,426)	(10,183,669)

Net increase (decrease) in fund shares	7,617,242	3,611,537

Class C:
Shares sold	6,332,588	4,386,158
Issued for distribution reinvested	1,122,010	1,580,895
Shares redeemed	(9,425,948)	(11,934,153)

Net increase (decrease) in fund shares	(1,971,350)	(5,967,100)

Class Z:
Shares sold	38,529,677	27,012,413
Shares converted from Highland Merger Arbitrage Fund, L.P.	—	—
Issued for distribution reinvested	1,766,926	1,715,740
Shares redeemed	(21,506,582)	(30,239,549)

Net increase (decrease) in fund shares	18,790,021	(1,511,396)

48	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Merger Arbitrage Fund

	Year Ended June 30, 2017(a) ($)	Year Ended December 31, 2016(b) ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	242,673	(109,438)
Net realized gain (loss) on investments, written options, futures contracts and foreign currency transactions	867,023	217,463
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	425,706	329,369

Net increase (decrease) from operations	1,535,402	437,394

Distributions to shareholders from:
Net investment income
Class A	—	—
Class C	—	—
Class Z	—	(3,528)
Net realized gains
Class A	—	(3)
Class C	—	(2)
Class Z	—	(1,145)

Total distributions	—	(4,678)

Increase in net assets from operations and distributions	1,535,402	432,716

Share transactions:
Proceeds from sale of shares
Class A	3,713,731	120,390
Class C	957,388	95,001
Class Z	1,520,529	20,819,240
Value of distributions reinvested
Class A	—	3
Class C	—	2
Class Z	—	4,673
Cost of shares redeemed
Class A	(238,645)	(3)
Class C	—	—
Class Z	(52,302)	(5,015)
Reorganization (Note 13)

Net increase (decrease) from shares transactions	5,900,701	21,034,291

Total increase (decrease) in net assets	7,436,103	21,467,007

Net Assets
Beginning of period	22,609,987	1,142,980

End of period	30,046,090	22,609,987

Accumulated net investment income (loss)	414,224	(43,784)

(a)	For the six month period ended June 30, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	For the period from the commencement of operations on August 19, 2016 to December 31, 2016.

See accompanying Notes to Financial Statements.	49

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Merger Arbitrage Fund

	Six Months Ended June 30, 2017(a) ($)	Period Ended December 31, 2016(b) ($)
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	178,437	5,896
Issued for distribution reinvested	—	—
Shares redeemed	(11,320)	—

Net increase (decrease) in fund shares	167,117	5,896

Class C:
Shares sold	46,167	4,664
Issued for distribution reinvested	—	—
Shares redeemed	—	—

Net increase (decrease) in fund shares	46,167	4,664

Class Z:
Shares sold	73,300	1,030,135
Shares converted from Highland Merger Arbitrage Fund, L.P.	—	57,011
Issued for distribution reinvested	—	227
Shares redeemed	(2,484)	(243)

Net increase (decrease) in fund shares	70,816	1,087,130

(a)	For the six month period ended June 30, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change to June 30.
(b)	For the period from the commencement of operations on August 19, 2016 to December 31, 2016.

50	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Opportunistic Credit Fund

	Year Ended June 30, 2017 ($)	Year Ended June 30, 2016 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	6,945,088	8,459,828
Net realized gain (loss) on investments, written options, futures contracts and foreign currency transactions	(4,580,582)	(9,016,105)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	13,078,762	(16,233,854)

Net increase (decrease) from operations	15,443,268	(16,790,131)

Distributions to shareholders from:
Net investment income
Class A	(751,769)	(705,700)
Class C	(105,137)	(22,677)
Class Z	(6,111,758)	(7,631,380)
Net realized gains
Class A	—	—
Class C	—	—
Class Z	—	—

Total distributions	(6,968,664)	(8,359,757)

Increase in net assets from operations and distributions	8,474,604	(25,149,888)

Share transactions:
Proceeds from sale of shares
Class A	11,238,155	692,609
Class C	3,504,029	299,300
Class Z	30,478,635	12,385,043
Value of distributions reinvested
Class A	663,132	698,815
Class C	47,493	22,629
Class Z	5,670,978	7,132,838
Cost of shares redeemed
Class A	(9,530,570)	(1,770,647)
Class C	(232,795)	(94,005)
Class Z	(25,855,128)	(21,529,791)
Reorganization (Note 13)

Net increase (decrease) from shares transactions	15,983,929	(2,163,209)

Total increase (decrease) in net assets	24,458,533	(27,313,097)

Net Assets
Beginning of period	59,469,559	86,782,656

End of period	83,928,092	59,469,559

Accumulated net investment income (loss)	34,209	(29,345)

See accompanying Notes to Financial Statements.	51

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Opportunistic Credit Fund

	Year Ended June 30, 2017 ($)	Year Ended June 30, 2016 ($)
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	2,696,863	179,217
Issued for distribution reinvested	160,315	180,815
Shares redeemed	(2,217,613)	(437,390)

Net increase (decrease) in fund shares	639,565	(77,358)

Class C:
Shares sold	821,807	77,389
Issued for distribution reinvested	11,291	6,007
Shares redeemed	(54,168)	(21,742)

Net increase (decrease) in fund shares	778,930	61,654

Class Z:
Shares sold	7,396,549	3,203,906
Shares converted from Highland Merger Arbitrage Fund, L.P.	—	—
Issued for distribution reinvested	1,383,276	1,851,005
Shares redeemed	(6,245,882)	(5,392,262)

Net increase (decrease) in fund shares	2,533,943	(337,351)

52	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2017	Highland Long/Short Equity Fund

($)
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	37,680,989

Adjustments to Reconcile Net Investment Loss to Net Cash Provided by Operating Activities Operating Activities:
Purchases of investment securities from unaffiliated issuers	(1,865,061,237)
Purchases of investment securities from affiliated issuers	(6,000,848)
Proceeds from disposition investment securities from unaffiliated issuers	2,117,681,809
Purchases of purchased options	(1,459,601)
Proceeds from the sale of short-term portfolio investments, net	155,068,823
Purchases of securities sold short	(1,506,371,309)
Proceeds of securities sold short	1,441,623,245
Net premium received on open written options contracts	5,588,592
Net realized gain on investments from unaffiliated issuers	(34,321,180)
Net realized gain on securities sold short, written options contracts and foreign currency transactions	(5,304,908)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, swap contracts, written options contracts and foreign currency related translations	(11,820,413)
Decrease in restricted cash	2,074,214
Decrease in receivable for investments sold	44,401,511
Decrease in receivable for dividends and interest	403,816
Decrease in receivable for swap receivable	747,024
Decrease in receivable for terminated swaps	302,762
Change in swap premuim	(1,314)
Increase in other assets	(145,534)
Increase in payable for variation margin	142,452
Decrease in payable for investments purchased	(50,762,312)
Decrease in payables to related parties	(288,201)
Decrease in payable upon receipt of securities on loan	(16,315,096)
Decrease in payable for distribution and shareholder service fees	(1,849)
Decrease in payable for transfer agent fees	(59,854)
Increase in accrued dividends on short sales	162,162
Decrease in payable for commitment fees	(5,141)
Increase in accrued expenses and other liabilities	30,891

Net cash flow provided by operating activities	307,992,493

Cash Flows Used In Financing Activities:
Distributions paid in cash	(416,179)
Due to custodian	29,964
Payments on shares redeemed	(375,716,102)
Proceeds from shares sold	69,287,912

Net cash flow used in financing activities	(306,814,405)

Effect of exchange rate changes on cash	(606,463)

Net decrease in cash	571,625

Cash and Foreign Currency:
Beginning of year	117,510

End of year	689,135

Supplemental disclosure of cash flow information:
Reinvestment of distributions	0

Cash paid during the year for interest expense and commitment fees	30,957

See accompanying Notes to Financial Statements.	53

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2017	Highland Long/Short Healthcare Fund

($)
Cash Flows Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	870,943

Adjustments to Reconcile Net Investment Loss to Net Cash Used for Operating Activities Operating Activities:
Purchases of investment securities from unaffiliated issuers	(1,892,088,123)
Proceeds from disposition of investment securities from unaffiliated issuers	2,102,359,402
Proceeds from sales of short-term portfolio investments, net	66,678,269
Purchases of securities sold short	(1,265,130,414)
Proceeds of securities sold short	1,178,036,136
Purchases of purchased options	(17,764,802)
Net accretion of discount	(187,731)
Net premium paid on open written options contracts	1,231,101
Net realized gain on Investments from unaffiliated issuers	(18,248,367)
Net realized loss on securities sold short, written options contracts and foreign currency transactions	17,039,623
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short, written options contracts and translation on assets and liabilities denominated in foreign currency	(1,196,560)
Decrease in restricted cash	55,641,110
Decrease in receivable for investments sold	28,688,593
Decrease in dividends and interest receivable	270,187
Increase in prepaid expenses and other assets	(148,419)
Decrease in payable upon receipt of securities on loan	(10,202,194)
Decrease in payable for investments purchased	(52,806,584)
Decrease in payables to related parties	(203,679)
Decrease in payable for distribution and shareholder service fees	(4,756)
Decrease in payable for commitment fees	(2,969)
Decrease in payable to transfer agent fees	(22,120)
Increase in accrued expenses and other liabilities	3,593

Net cash flow used for operating activities	192,812,239

Cash Flows Received from (Used In) Financing Activities:
Payments on shares redeemed	(214,308,441)
Proceeds from shares sold	21,661,686
Distributions paid in cash	(129,940)

Net cash flow received from (used in) financing activities	(192,776,695)

Effect of exchange rate changes on cash	(35,544)

Net Decrease in Cash	0

Cash and Foreign Currency:
Beginning of year	0

End of year	0

Supplemental disclosure of cash flow information:
Reinvestment of distributions	0

Cash paid during the year for commitment fees	21,639

54	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Period Ended June 30, 2017	Highland Merger Arbitrage Fund

($)
Cash Flows Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	1,535,402

Adjustments to Reconcile Net Investment Loss to Net Cash Used for Operating Activities Operating Activities:
Purchases of investment securities from unaffiliated issuers	(75,882,719)
Proceeds from disposition of investment securities from unaffiliated issuers	84,315,866
Purchases of short-term portfolio investments, net	(2,967,576)
Purchases of securities sold short	(50,154,430)
Proceeds of securities sold short	57,282,781
Net realized loss on Investments from unaffiliated issuers	(991,286)
Net realized gain on securities sold short, written options contracts and foreign currency transactions	725,249
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short, written options contracts and translation on assets and liabilities denominated in foreign currency	(479,413)
Increase in restricted cash	(21,425,493)
Increase in payable for variation margin	(48,302)
Increase in receivable for investments sold	(957,789)
Decrease in dividends and interest receivable	4,346
Decrease in prepaid expenses and other assets	46,691
Increase in receivable for swap receivable	(116,172)
Increase in payable for investments purchased	3,562,241
Increase in payables to related parties	29,240
Increase in payable for distribution and shareholder service fees	201
Decrease in payable to transfer agent fees	(19)
Decrease in accrued expenses and other liabilities	(22,617)

Net cash flow used for operating activities	(5,543,799)

Cash Flows Received from (Used In) Financing Activities:
Payments on shares redeemed	(280,442)
Proceeds from shares sold	6,100,148
Distributions paid in cash	(5,395)

Net cash flow received from (used in) financing activities	5,814,311

Effect of exchange rate changes on cash	(734)

Net Decrease in Cash	269,778

Cash and Foreign Currency/Due to Custodian:
Beginning of year	17

End of year	269,795

Supplemental disclosure of cash flow information:
Reinvestment of distributions	0

Cash paid during the year for commitment fees	0

See accompanying Notes to Financial Statements.	55

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended June 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$10.95	$11.98	$12.18	$11.37	$11.30
Income from Investment Operations:(a)
Net investment loss	(0.18)	(0.18)	(0.20)	(0.21)	(0.16)
Redemption fees added to paid-in capital	—	—	—	— (b)	— (b)
Net realized and unrealized gain/(loss)	1.03	(0.40)	0.48	1.97	0.53

Total from investment operations	0.85	(0.58)	0.28	1.76	0.37
Less Distributions Declared to Shareholders:
From net realized gains	—	(0.45)	(0.48)	(0.95)	(0.30)

Total distributions declared to shareholders	—	(0.45)	(0.48)	(0.95)	(0.30)
Net Asset Value, End of Year(c)	$11.80	$10.95	$11.98	$12.18	$11.37
Total Return(c)(d)	7.76%	(4.99)%	2.45%	15.60%	3.38%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$32,163	$40,219	$76,813	$195,612	$141,351
Gross operating expenses(e)(f)	3.89%	3.62%	3.58%	3.75%	3.79%
Net investment income/(loss)	(1.64)%	(1.56)%	(1.63)%	(1.69)%	(1.40)%
Portfolio turnover rate	404%	457%	414%	349%	706%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures may not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2017	2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.64%	2.37%	2.33%	2.50%	2.54%
Interest expense and commitment fees	0.01%	0.02%	0.07%	—	—
Dividends and fees on securities sold short	0.80%	0.57%	0.49%	0.56%	0.66%

56	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended June 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$10.25	$11.32	$11.62	$10.95	$10.96
Income from Investment Operations:(a)
Net investment loss	(0.24)	(0.23)	(0.26)	(0.27)	(0.22)
Net realized and unrealized gain/(loss)	0.97	(0.39)	0.44	1.89	0.51

Total from investment operations	0.73	(0.62)	0.18	1.62	0.29
Less Distributions Declared to Shareholders:
From net realized gains	—	(0.45)	(0.48)	(0.95)	(0.30)

Total distributions declared to shareholders	—	(0.45)	(0.48)	(0.95)	(0.30)
Net Asset Value, End of Period(b)	$10.98	$10.25	$11.32	$11.62	$10.95
Total Return(b)(c)	7.12%	(5.65)%	1.69%	14.89%	2.75%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$26,263	$50,006	$55,639	$55,795	$45,925
Gross operating expenses(d)(e)	4.51%	4.27%	4.28%	4.39%	4.48%
Net investment income/(loss)	(2.31)%	(2.20)%	(2.27)%	(2.35)%	(2.02)%
Portfolio turnover rate	404%	457%	414%	349%	706%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures may not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Includes dividends and fees on securities sold short.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2017	2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.26%	3.02%	3.03%	3.14%	3.22%
Interest expense and commitment fees	0.01%	0.01%	0.07%	—	—
Dividends and fees on securities sold short	0.77%	0.57%	0.54%	0.56%	0.67%

See accompanying Notes to Financial Statements.	57

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended June 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$11.34	$12.35	$12.51	$11.61	$11.50
Income from Investment Operations:(a)
Net investment (loss)	(0.15)	(0.14)	(0.16)	(0.17)	(0.11)
Redemption fees added to paid-in capital	—	—	—	— (b)	— (b)
Net realized and unrealized gain/(loss)	1.08	(0.42)	0.48	2.02	0.52

Total from investment operations	0.93	(0.56)	0.32	1.85	0.41
Less Distributions Declared to Shareholders:
From net realized gains	—	(0.45)	(0.48)	(0.95)	(0.30)

Total distributions declared to shareholders	—	(0.45)	(0.48)	(0.95)	(0.30)
Net Asset Value, End of Year(c)	$12.27	$11.34	$12.35	$12.51	$11.61
Total return(c)(d)	8.20%	(4.67)%	2.71%	16.07%	3.68%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$335,493	$570,998	$724,250	$766,646	$692,705
Gross operating expenses(d)(f)	3.51%	3.27%	3.28%	3.39%	3.54%
Net investment (loss)	(1.31)%	(1.20)%	(1.27)%	(1.34)%	(0.96)%
Portfolio turnover rate	404%	457%	414%	349%	706%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures may not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2017	2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.26%	2.02%	2.03%	2.14%	2.28%
Interest expense and commitment fees	0.01%	0.01%	0.07%	—	—
Dividends and fees on securities sold short	0.77%	0.57%	0.54%	0.56%	0.71%

58	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended June 30,
	2017	2016	2015	2014		2013

Net Asset Value, Beginning of Year	$11.50	$16.22	$15.07	$11.03		$10.87
Income from Investment Operations:
Net investment loss(a)	(0.21)	(0.28)	(0.32)	(0.27)		(0.26)
Redemption fees added to paid-in capital	—	—	—	—	(a)(e)	—	(a)(e)
Capital contributions (Note 1)	—	—	—	—		(0.03	)(a)
Net realized and unrealized gain/(loss)(a)	0.32	(3.86)	2.15	4.31		0.45

Total from investment operations	0.11	(4.14)	1.83	4.04		0.16
Less Distributions Declared to Shareholders:
From net realized gains	—	(0.58)	(0.68)	—		—

Total distributions declared to shareholders	—	(0.58)	(0.68)	—		—
Net Asset Value, End of Year(b)	$11.61	$11.50	$16.22	$15.07		$11.03
Total Return(b)(c)	0.96%	(26.03)%	12.71%	36.63%		1.47%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$30,967	$83,952	$179,486	$153,358		$11,652
Gross operating expenses(d)(f)	2.72%	2.70%	2.55%	2.55%		3.52%
Net investment income/(loss)	(1.82)%	(2.01)%	(2.09)%	(1.82)%		(2.48)%
Portfolio turnover rate	964%	901%	409%	538%		1,035%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures may not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Includes dividends and fees on securities sold short.
(e)	Represents less than $0.005 per share.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2017	2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.72%	2.70%	2.55%	2.55%	3.52%
Interest expense and commitment fees	0.01%	—	—	—	—
Dividends and fees on securities sold short	0.70%	0.85%	0.77%	0.77%	1.03%

See accompanying Notes to Financial Statements.	59

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended June 30,
	2017	2016	2015	2014		2013

Net Asset Value, Beginning of Period	$10.90	$15.48	$14.50	$10.68		$10.59
Income from Investment Operations:
Net investment loss(a)	(0.27)	(0.34)	(0.42)	(0.35)		(0.31)
Redemption fees added to paid-in capital	—	—	—	—	(a)(f)	—	(a)(f)
Capital Contributions (Note 1)	—	—	—	—		(0.03	)(a)
Net realized and unrealized gain/(loss)(a)	0.31	(3.66)	2.08	4.17		0.43

Total from investment operations	0.04	(4.00)	1.66	3.82		0.09
Less Distributions Declared to Shareholders:
From net realized gains	—	(0.58)	(0.68)	—		—

Total distributions declared to shareholders	—	(0.58)	(0.68)	—		—
Net Asset Value, End of Period(b)	$10.94	$10.90	$15.48	$14.50		$10.68
Total Return(b)(c)	0.37%	(26.37)%	12.02%	35.77%		0.85%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$22,805	$55,381	$83,971	$47,964		$5,460
Gross operating expenses(e)(g)	3.37%	3.38%	3.29%	3.25%		4.20%
Net investment income/(loss)	(2.47)%	(2.66)%	(2.81)%	(2.51)%		(3.05)%
Portfolio turnover rate	964%	901%	409%	538%		1,035%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures may not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Represents less than $0.005 per share.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2017	2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.37%	3.38%	3.29%	3.25%	4.20%
Interest expense and commitment fees	0.01%	—	0.01%	—	—
Dividends and fees on securities sold short	0.70%	0.87%	0.84%	0.79%	1.07%

60	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended June 30,
	2017	2016	2015	2014		2013

Net Asset Value, Beginning of Year	$11.87	$16.66	$15.40	$11.23		$11.03
Income from Investment Operations:
Net investment (loss)(a)	(0.18)	(0.23)	(0.30)	(0.22)		(0.21)
Redemption fees added to paid-in capital	—	—	—	—	(a)(e)	—	(a)(e)
Capital contributions (Note 1)	—	—	—	—		(0.03	)(a)
Net realized and unrealized gain/(loss)(a)	0.35	(3.98)	2.24	4.39		0.44

Total from investment operations	0.17	(4.21)	1.94	4.17		0.20
Less Distributions Declared to Shareholders:
From net realized gains	—	(0.58)	(0.68)	—		—

Total distributions declared to shareholders	—	(0.58)	(0.68)	—		—
Net Asset Value, End of Year(b)	$12.04	$11.87	$16.66	$15.40		$11.23
Total return(b)(c)	1.43%	(25.75)%	13.16%	37.13%		1.81%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$53,839	$158,854	$454,021	$112,879		$13,801
Gross operating expenses(d)(f)	2.38%	2.32%	2.41%	2.26%		3.24%
Net investment (loss)	(1.49)%	(1.62)%	(1.90)%	(1.51)%		(1.95)%
Portfolio turnover rate	964%	901%	409%	538%		1,035%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures may not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Includes dividends and fees on securities sold short.
(e)	Represents less than $0.005 per share.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2017	2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.38%	2.32%	2.41%	2.26%	3.24%
Interest expense and commitment fees	0.01%	—	0.01%	—	—
Dividends and fees on securities sold short	0.70%	0.82%	0.96%	0.80%	1.13%

See accompanying Notes to Financial Statements.	61

FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended June 30,
	2017		2016	2015	2014	2013

Net Asset Value, Beginning of Year	$6.95		$7.83	$8.20	$7.74	$6.85
Income from Investment Operations:(a)
Net investment income	0.31		0.41	0.33	0.33	0.30
Redemption fees added to paid-in capital	—		—	—	— (b)	—	(b)
Net realized and unrealized gain/(loss)	0.35		(0.88)	(0.36)	0.46	0.98

Total from investment operations	0.66		(0.47)	(0.03)	0.79	1.28
Less Distributions Declared to Shareholders:
From net investment income	(0.33)		(0.41)	(0.34)	(0.32)	(0.30	)(c)
From return of capital	—		—	—	(0.01)	(0.09	)(c)

Total distributions declared to shareholders	(0.33)		(0.41)	(0.34)	(0.33)	(0.39)
Net Asset Value, End of Year(d)	$7.28		$6.95	$7.83	$8.20	$7.74
Total return(d)(e)	9.67%		(5.96)%	(0.36)%	10.43%	19.16%
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$268,929		$203,842	$201,433	$342,776	$249,450
Gross operating expenses(f)(g)	1.50	%(h)	1.73%	1.37%	1.60%	1.79%
Net investment income/(loss)	4.35%		5.65%	4.12%	4.15%	4.06%
Portfolio turnover rate	63%		53%	55%	69%	71%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Changed from previously reported amounts of $(0.32) and $(0.07), respectively. See Note 5.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures may not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2017	2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.47%	1.46%	1.38%	1.34%	1.58%
Interest expense and commitment fees	0.01%	0.15%	0.04%	0.08%	0.10%
Dividends and fees on securities sold short	0.01%	0.01%	0.05%	0.04%	—

(g)	Includes dividends and fees on securities sold short.
(h)	Refer to Note 7 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratios of Gross Operating Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

62	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended June 30,
	2017		2016	2015	2014	2013

Net Asset Value, Beginning of Year	$6.95		$7.83	$8.20	$7.74	$6.85
Income from Investment Operations:(a)
Net investment income	0.29		0.37	0.29	0.30	0.26
Redemption fees added to paid-in capital	—		—	—	— (b)	—	(b)
Net realized and unrealized gain/(loss)	0.34		(0.88)	(0.36)	0.45	0.98

Total from investment operations	0.63		(0.51)	(0.07)	0.75	1.24
Less Distributions Declared to Shareholders:
From net investment income	(0.30)		(0.37)	(0.30)	(0.28)	(0.26	)(c)
From return of capital	—		—	—	(0.01)	(0.09	)(c)

Total distributions declared to shareholders	(0.30)		(0.37)	(0.30)	(0.29)	(0.35)
Net Asset Value, End of Year(d)	$7.28		$6.95	$7.83	$8.20	$7.74
Total return(d)(e)	9.13%		(6.43)%	(0.87)%	9.90%	18.58%
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$229,102		$232,468	$308,710	$380,974	$326,476
Gross operating expenses(f)(g)	2.00	%(h)	2.23%	1.87%	2.10%	2.30%
Net investment income/(loss)	3.95%		5.65%	3.71%	3.72%	3.56%
Portfolio turnover rate	63%		53%	55%	69%	71%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Changed from previously reported amounts of $(0.28) and $(0.07), respectively. See Note 5.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures may not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2017	2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.96%	1.96%	1.89%	1.84%	2.08%
Interest expense and commitment fees	0.01%	0.15%	0.03%	0.08%	0.14%
Dividends and fees on securities sold short	0.01%	0.01%	0.05%	0.04%	—

(g)	Includes dividends and fees on securities sold short.
(h)	Refer to Note 7 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratios of Gross Operating Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

See accompanying Notes to Financial Statements.	63

FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended June 30,
	2017		2016	2015	2014	2013

Net Asset Value, Beginning of Year	$6.94		$7.83	$8.19	$7.74	$6.84
Income from Investment Operations:
Net investment income(a)	0.33		0.43	0.36	0.36	0.29
Redemption fees added to paid-in capital(a)	—		—	—	0.00 (b)	0.00	(b)
Net realized and unrealized gain/(loss)(a)	0.36		(0.89)	(0.36)	0.45	1.03

Total from investment operations	0.69		(0.46)	— (b)	0.81	1.32
Less Distributions Declared to Shareholders:
From net investment income	(0.36)		(0.43)	(0.36)	(0.35)	(0.33	)(c)
From return of capital	—		—	—	(0.01)	(0.09	)(c)

Total distributions declared to shareholders	(0.36)		(0.43)	(0.36)	(0.36)	(0.42)
Net Asset Value, End of Year(d)	$7.27		$6.94	$7.83	$8.19	$7.74
Total return(d)(e)	10.05%		(5.77)%	0.11%	10.68%	19.77%
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$389,278		$241,197	$283,673	$340,089	$170,170
Gross operating expenses(f)(g)	1.20	%(h)	1.38%	1.03%	1.25%	1.31%
Net investment income	4.61%		5.65%	4.55%	4.49%	3.88%
Portfolio turnover rate	63%		53%	55%	69%	71%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Changed from previously reported amounts of $(0.34) and $(0.08), respectively. See Note 5.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures may not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2017	2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.12%	1.11%	1.04%	0.99%	1.04%
Interest expense and commitment fees	0.01%	0.15%	0.04%	0.08%	0.10%
Dividends and fees on securities sold short	0.01%	0.01%	0.05%	0.04%	—

(g)	Includes dividends and fees on securities sold short.
(h)	Refer to Note 7 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratios of Gross Operating Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.
(i)	Represents less than 0.005%.

64	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2017	For the Period Ended December 31, 2016(a)

Net Asset Value, Beginning of Period	$20.53	$20.00
Income from Investment Operations:
Net investment income(b)	0.24	(0.22)
Net realized and unrealized gain	0.88	0.75

Total from investment operations	1.12	0.53
Less Distributions Declared to Shareholders:
From net realized gains	—	— (c)

Total distributions declared to common shareholders	—	— (c)
Net Asset Value, End of Period(d)	$21.65	$20.53
Total Return(d)(e)(f)	5.46%	2.66%
Ratios to Average Net Assets(g)/Supplemental Data:
Net assets, end of period (in 000’s)	$1,661	$121
Gross operating expenses(h)	6.40%	7.16%
Net investment income/(loss)	2.30%	(3.00)%
Portfolio turnover rate(f)	233%	718%

(a)	Class commenced operations on August 19, 2016.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures may not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	Not annualized.
(g)	All ratios for the period have been annualized, unless otherwise indicated.
(h)	Supplemental expense ratios are shown below:

	For the Six Months Ended June 30, 2017	For the Period Ended December 31, 2016
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	5.05%	4.62%
Interest expense	—	1.60%
Dividends and fees on securities sold short	3.19%	1.14%

See accompanying Notes to Financial Statements.	65

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2017	For the Period Ended December 31, 2016(a)

Net Asset Value, Beginning of Period	$20.48	$20.00
Income from Investment Operations:
Net investment income(b)	0.05	(0.28)
Net realized and unrealized gain	0.99	0.76

Total from investment operations	1.04	0.48
Less Distributions Declared to Shareholders:
From net realized gains	—	— (c)

Total distributions declared to common shareholders	—	— (c)
Net Asset Value, End of Period(d)	$21.52	$20.48
Total Return(d)(e)(f)	5.08%	2.41%
Ratios to Average Net Assets(g)/Supplemental Data:
Net assets, end of period (in 000’s)	$1,094	$96
Gross operating expenses(h)	7.28%	8.15%
Net investment income/(loss)	0.47%	(3.93)%
Portfolio turnover rate(f)	233%	718%

(a)	Class commenced operations on August 19, 2016.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures may not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	Not annualized.
(g)	All ratios for the period have been annualized, unless otherwise indicated.
(h)	Supplemental expense ratios are shown below:

	For the Six Months Ended June 30, 2017	For the Period Ended December 31, 2016
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	5.95%	5.62%
Interest expense	—	1.39%
Dividends and fees on securities sold short	3.47%	1.69%

66	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2017	For the Period Ended December 31, 2016(a)

Net Asset Value, Beginning of Period	$20.60	$20.05
Income from Investment Operations:
Net investment income(b)	0.19	(0.12)
Net realized and unrealized gain	0.97	0.67

Total from investment operations	1.16	0.55
Less Distributions Declared to Shareholders:
From net realized gains	—	— (c)

Total distributions declared to common shareholders	—	— (c)
Net Asset Value, End of Period(d)	$21.76	$20.60
Total Return(d)(e)(f)	5.63%	2.76%
Ratios to Average Net Assets(g)/Supplemental Data:
Net assets, end of period (in 000’s)	$27,291	$22,393
Gross operating expenses(h)	6.11%	6.04%
Net investment income/(loss)	1.84%	(1.68)%
Portfolio turnover rate(f)	233%	718%

(a)	Class commenced operations on August 19, 2016.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures may not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	Not annualized.
(g)	All ratios for the period have been annualized, unless otherwise indicated.
(h)	Supplemental expense ratios are shown below:

	For the Six Months Ended June 30, 2017	For the Period Ended December 31, 2016(a)
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	4.75%	3.50%
Interest expense	—	0.84%
Dividends and fees on securities sold short	3.22%	1.14%

See accompanying Notes to Financial Statements.	67

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

Common Shares Per Share Operating Performance:

	For the Year Ended June 30,
	2017	2016	2015*

Net Asset Value, Beginning of Year	$3.73	$5.30	$6.22
Income from Investment Operations:
Net investment income(a)	0.38	0.53	0.24
Net realized and unrealized gain/(loss)	0.48	(1.59)	(0.93)

Total from investment operations	0.86	(1.06)	(0.69)
Less Distributions Declared to Shareholders:
From net investment income	(0.37)	(0.51)	(0.23)

Total distributions declared to shareholders	(0.37)	(0.51)	(0.23)
Net Asset Value, End of Year(b)	$4.22	$3.73	$5.30
Total Return(b)(c)	23.79%	(19.68)%	(11.14	)%(d)
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$8,527	$5,149	$7,730
Gross operating expenses(f)	1.94%	2.14%	2.30%
Net investment income/(loss)	9.15%	13.06%	4.43%
Portfolio turnover rate	113%	83%	41	%(d)

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class A shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures may not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2017	2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.44%	1.53%	1.27%	0.99%	1.04%
Interest expense and commitment fees	— (g)	0.23%	—	0.08%	0.10%
Dividends and fees on securities sold short	0.06%	—	—	0.04%	—

(g)	Represents less than 0.005%.

68	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended June 30,
	2017	2016	2015*

Net Asset Value, Beginning of Period	$3.75	$5.30	$6.22
Income from Investment Operations:(a)
Net investment income	0.30	0.50	0.21
Net realized and unrealized gain/(loss)	0.54	(1.58)	(0.93)

Total from investment operations	0.84	(1.08)	(0.72)
Less Distributions Declared to Shareholders:
From net investment income	(0.35)	(0.47)	(0.20)

Total distributions declared to shareholders	(0.35)	(0.47)	(0.20)
Net Asset Value, End of Period(b)	$4.24	$3.75	$5.30
Total Return(b)(c)	23.14%	(20.16)%	(11.61	)%(d)
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$3,695	$344	$160
Gross operating expenses(f)	2.41%	2.64%	2.80%
Net investment income/(loss)	6.99%	12.85%	3.88%
Portfolio turnover rate	113%	83%	41	%(d)

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class C shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures may not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not Annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2017	2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.91%	2.03%	1.77%	0.99%	1.04%
Interest expense and commitment fees	— (g)	0.23%	—	0.08%	0.10%
Dividends and fees on securities sold short	0.06%	—	—	0.04%	—

(g)	Represents less than 0.005%.

See accompanying Notes to Financial Statements.	69

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended June 30,			For the Six Months Ended June 30, 2014		For the Year Ended December 31
	2017	2016	2015			2013		2012

Net Asset Value, Beginning of Year	$3.71	$5.30	$6.21	$6.04		$4.49		$3.36
Income from Investment Operations:
Net investment income/(loss)	0.38	0.54 (a)	0.26 (a)	(0.05)		0.05		(0.04	)(a)
Net realized and unrealized gain/(loss)	0.49	(1.59)	(0.92)	0.22		1.50		1.17

Total from investment operations	0.87	(1.05)	(0.66)	0.17		1.55		1.13
Less Distributions Declared to Shareholders:
From net investment income	(0.38)	(0.54)	(0.25)	—		—		—

Total distributions declared to shareholders	(0.38)	(0.54)	(0.25)	—		—		—
Net Asset Value, End of Year(b)	$4.20	$3.71	$5.30	$6.21		$6.04		$4.49
Total return(b)(c)	24.31%	(19.43)%	(10.63)%	2.81	%(d)	34.52%		33.23%
Ratios to Average Net Assets(d)/Supplemental Data:
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$71,706	$53,977	$78,893	$2,721		$816		$605
Gross operating expenses(e)	1.63%	1.79%	1.95%	4.23	%(f)	8.52	%(f)	6.86%
Net investment income/(loss)	9.28%	13.35%	4.80%	(1.53)%		0.93%		(1.55)%
Portfolio turnover rate	113%	83%	41%	—%		—%		—%

Common and Preferred Share Information at End of Period:

Ratios based on net assets of common and preferred shares:

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30.
**	Historical data shown is that of the Highland Special Situations Fund, which reorganized into the Highland Opportunistic Credit Fund on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures may not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,			For the Six Months Ended June 30,	For the Years Ended December 31,
	2017	2016	2015*	2014**	2013**	2012**
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.13%	1.18%	0.91%	4.23%	8.52%	6.86%
Interest expense and commitment fees	— (g)	0.23%	—	—	—	—
Dividends and fees on securities sold short	0.06%	—	—	—	—	—

(g)	Represents less than 0.005%.

70	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2017	Highland Funds I

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with six portfolios, each of which is non-diversified. This report includes information for the year ended June 30, 2017 for Highland Long/Short Equity Fund (the “Long/Short Equity Fund”), Highland Long/Short Healthcare Fund (the “Long/Short Healthcare Fund”), Highland Floating Rate Opportunities Fund (the “Floating Rate Opportunities Fund”), Highland Merger Arbitrage Fund (the “Merger Arbitrage Fund”), and Highland Opportunistic Credit Fund (the “Opportunistic Credit Fund”) (each a “Fund” and, collectively, the “Funds”). Highland/iBoxx Senior Loan ETF is reported separately.

In October 2016, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Agreement and Plan”) to reorganize Opportunistic Credit Fund (the “Selling Fund”) into NexPoint Opportunistic Credit Fund (the “Buying Fund”) (the “Reorganization”). Shareholders of the Selling Fund approved the Agreement and Plan at a special meeting on February 7, 2017. After further consideration, in light of changes in circumstances and at the recommendation of the investment advisers to the Buying Fund and Selling Fund, the Trust’s Board of Trustees has determined that the termination of the Agreement and Plan, pursuant to which the Selling Fund would have been reorganized into the Buying Fund, is in the best interests of the shareholders of both funds. Accordingly, the Reorganization will no longer occur. The costs of the Reorganization and the termination of the Reorganization will be borne by the investment advisers to the Buying Fund and Selling Fund.

Fund Shares

Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each Fund currently offers the following three share classes to investors, Class A, Class C, and Class Z Shares. Class A Shares are sold with a front-end sales charge. Class A and Class C Shares may be subject to a contingent deferred sales charge. Class Z Shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Long/Short Equity Fund	5.50
Long/Short Healthcare Fund	5.50
Floating Rate Opportunities Fund	3.50
Merger Arbitrage Fund	5.50
Opportunistic Credit Fund	3.50

There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Funds’ prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase.

Class C shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of all Funds.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds are investment companies that apply the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Annual Report	71

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

Determination of Class Net Asset Values

Each Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative net assets of each share class. Expenses of the Trust, other than those incurred by a specific Fund are allocated pro rata among the Funds and their share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

In computing the Funds’ net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Funds’ Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to generally have the capability to provide appropriate pricing services and to have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Funds have determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ net asset value (“NAV”)), will be valued by the Funds at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including but not necessarily limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the

Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds. The NAV shown in the Funds’ financial statements may vary from the NAV published by each Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be

72	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2017, the Funds’ investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, claims, common stocks, preferred stocks, exchange-traded funds, other registered investment companies, cash equivalents, master limited partnerships, rights, warrants, securities sold short, futures, equity swaps, collateralized loan obligations and options. The fair value of the Funds’ loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Funds’ common stocks, preferred stocks, exchange-traded funds, other registered investment companies, master limited partnerships, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Annual Report	73

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of June 30, 2017 is as follows:

	Total value at June 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Long/Short Equity Fund
Assets
Common Stocks(1)	$358,262,217	$358,262,217	$—	$—
Purchased Put Options	885,920	885,920	—	—
Registered Investment Companies	9,668,465	9,668,465	—	—
Cash Equivalents	57,570,579	57,570,579	—	—
Swap Contracts Outstanding	8,344,873	—	8,344,873	—

Total Assets	434,732,054	426,387,181	8,344,873	—

Liabilities
Securities Sold Short(1)	(136,935,980)	(136,935,980)	—	—
Other Financial Instruments
Futures(2)	(79,800)	(79,800)	—	—
Swap Contracts Outstanding	(615,445)	—	(615,445)	—
Written Options Contracts	(91,995)	(91,995)	—	—

Total Liabilities	(137,723,220)	(137,107,775)	(615,445)	—

Total	$297,008,834	$289,279,406	$7,729,428	$—

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative appreciation/(depreciation) of future contacts reported in the Investment Portfolio.

74	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

	Total value at June 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Long/Short Healthcare Fund
Assets
Common Stocks
Healthcare
Biotechnology	$28,089,501	$28,089,501	$—	$—
Healthcare Equipment	10,112,881	8,713,076	1,399,805	—
Healthcare Facilities	7,833,102	7,833,102	—	—
Healthcare Services	4,563,520	4,563,520	—	—
Healthcare Technology	410,700	410,700	—	—
Life Sciences Tools & Services	6,641,085	6,641,085	—	—
Managed Healthcare	19,945,985	19,945,985	—	—
Pharmaceuticals	26,329,874	19,845,374	—	6,484,500
Preferred Stocks(1)	3,573,040	—	—	3,573,040
Master Limited Partnerships(1)	95,059	—	—	95,059
Rights
Equity Contracts	105,375	105,375	—	—
Warrants
Healthcare
Biotechnology	972,811	—	972,811	—
Life Sciences Tools & Services	404,736	251,015	153,721	—
Pharmaceuticals	261,518	—	261,518	—
Purchased Call Options(1)	934,930	934,930	—	—
Registered Investment Companies	4,047,216	4,047,216	—	—
Cash Equivalents	12,402,941	12,402,941	—	—

Total Assets	126,724,274	113,783,820	2,787,855	10,152,599

Liabilities
Securities Sold Short(1)	(66,217,670)	(66,217,670)	—	—
Other Financial Instruments
Written Options Contracts	(413,613)	(413,613)	—	—

Total Liabilities	(66,631,283)	(66,631,283)	—	—

Total	$60,092,991	$47,152,537	$2,787,855	$10,152,599

(1)	See Investment Portfolio detail for industry breakout.

Annual Report	75

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

	Total value at June 30, 2017		Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Floating Rate Opportunities Fund
Assets
U.S. Senior Loans
Aerospace	$14,291,790		$—	$14,291,790	$—
Chemicals	11,213,871		—	11,213,871	—
Consumer Discretionary	6,376,794		—	6,376,794	—
Consumer Products	6,553,506		—	6,553,506	—
Energy	21,651,628		—	21,651,628	—
Financial	47,204,602		—	47,204,602	—
Food & Drug	1,896,524		—	1,896,524	—
Food & Tobacco	7,759,555		—	7,759,555	—
Forest Products & Containers	3,626,283		—	3,626,283	—
Gaming & Leisure	27,063,088		—	17,511,008	9,552,080
Healthcare	76,169,237		—	52,022,955	24,146,282
Housing	33,404,998		—	29,404,998	4,000,000
Industrials	17,876,015		—	17,876,015	—
Information Technology	47,323,619		—	47,323,619	—
Manufacturing	20,230,694		—	20,230,694	—
Media & Telecommunications	57,267,612		—	57,267,612	—
Metals & Minerals	15,472,657		—	15,472,657	—
Retail	62,918,644		—	62,918,644	—
Service	85,373,389		—	85,373,389	—
Transportation	3,454,423		—	3,454,423	—
Utilities	48,977,644		—	48,977,644	—
Foreign Denominated or Domiciled Senior Loans
Canada	17,264,622		—	17,264,622	—
Luxembourg	31,459,999		—	31,459,999	—
Marshall Islands	162,187		—	162,187	—
Netherlands	7,029,818		—	7,029,818	—
Collateralized Loan Obligations	81,604,027		—	81,604,027	—
Corporate Bonds & Notes(1)	22,590,292		—	22,590,292	—
Claims	52,138		—	—	52,138
Common Stocks
Energy	1,387,652		1,387,651	—	1
Financial	—	(2)	—	—	—
Gaming & Leisure	—	(2)	—	—	—	(2)
Healthcare	—	(2)	—	—	—	(2)
Housing	3,675,821		—	—	3,675,821
Media & Telecommunications	48,041,222		—	48,041,222	—
Real Estate	10		—	—	10
Utilities	19,010,982		18,768,967	—	242,015
Rights	1,323,994		—	1,323,994	—
Warrants				—	—
Energy	127,622		127,622	—	—
Gaming & Leisure	—	(2)	—	—	—	(2)
Registered Investment Companies	7,505,124		7,505,124	—	—
Cash Equivalents	64,921,164		64,921,164	—	—

Total Assets	922,263,247		92,710,528	787,884,372	41,668,347

Liabilities
Securities Sold Short(1)	(4,103,940)		—	(4,103,940)	—

Total Liabilities	(4,103,940)		—	(4,103,940)	—

Total	$918,159,307		$92,710,528	$783,780,432	$41,668,347

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

76	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

	Total value at June 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Merger Arbitrage Fund
Assets
Common Stocks(1)	$22,647,646	$19,703,557	$2,944,089	$—
Master Limited Partnerships(1)	1,585,216	1,585,216	—	—
Cash Equivalents	4,348,313	4,348,313	—	—
Swap Contracts Outstanding	891,958	—	891,958	—

Total Assets	29,473,133	25,637,086	3,836,047	—

Liabilities
Securities Sold Short(1)	(20,754,138)	(20,754,138)	—	—
Other Financial Instruments
Futures(2)	(39,822)	(39,822)	—	—
Swap Contracts Outstanding	(145,186)	—	(145,186)	—

Total Liabilities	(20,939,146)	(20,793,960)	(145,186)	—

Total	$8,533,987	$4,843,126	$3,690,861	$—

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative appreciation/(depreciation) of future contacts reported in the Investment Portfolio.

Annual Report	77

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

	Total value at June 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Opportunistic Credit Fund
Assets
U.S. Senior Loans
Consumer Discretionary	$1,665,625	$—	$1,665,625	$—
Consumer Products	1,584,717	—	1,584,717	—
Energy	10,152,668	—	10,152,668	—
Financial	4,256,295	—	4,256,295	—
Healthcare	3,452,780	—	3,452,780	—
Information Technology	4,433,248	—	4,433,248	—
Manufacturing	1,736,898	—	1,736,898	—
Media & Telecommunications	1,409,143	—	1,409,143	—
Metals & Minerals	1,344,639	—	1,344,639	—
Retail	4,204,492	—	4,204,492	—
Service	3,438,125	—	3,438,125	—
Telecommunications	753,734	—	—	753,734
Transportation	863,606	—	863,606	—
Utilities	1,654,994	—	1,654,994	—
Foreign Denominated or Domiciled Senior Loans	3,002,603	—	3,002,603	—
Collateralized Loan Obligations	9,934,304	—	9,934,304	—
Corporate Bonds & Notes(1)	7,899,947	—	7,899,947	—
Foreign Corporate Bonds & Notes(1)	—	—	—	—	(2)
Non-U.S. Asset-Backed Securities	3,954,410	—	3,954,410	—
Common Stocks
Chemicals	1,571,831	1,571,831
Commercial & Professional Services	17,988	17,988	—	—
Energy	2,794,823	2,794,823	—	—
Materials	2,655,889	—	—	2,655,889
Media	609,257	—	609,257	—
Telecommunication Services	1,605,709	—	—	1,605,709
Utilities	4,329,906	4,252,437	—	77,469
Preferred Stocks(1)	1,020,746	—	1,020,746	—
Master Limited Partnerships
Healthcare	12,549	—	—	12,549
Rights	299,747	—	299,747	—
Registered Investment Companies	2,931,318	2,931,318	—	—
Cash Equivalents	5,079,556	5,079,556	—	—

Total	$88,671,547	$16,647,953	$66,918,244	$5,105,350

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

78	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

The tables below set forth a summary of changes in the Long/Short Healthcare Fund, the Floating Rate Opportunities Fund and the Opportunistic Credit Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended June 30, 2017. The Long/Short Equity Fund and Merger Arbitrage Fund had no Level 3 assets as of June 30, 2016 or June 30, 2017.

	Balance as of June 30, 2016	Transfers into Level 3	Transfers out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gain/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of June 30, 2017	Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
Highland Long/Short Healthcare Fund
Common Stocks
Pharmaceuticals	$5,007,750	$—	$—	$—	$—	$1,476,750	$—	$—	$6,484,500	$1,476,750
Preferred Stock
Biotechnology	—	—	—	—	—	73,044	3,499,996	—	3,573,040	73,044
Master Limited Partnerships	74,872	—	—	—	—	20,187	—	—	95,059	20,187
Warrants
Information Technology	271,602	—	(4,214)	—	—	(267,388)	—	—	—	—

Total	$5,354,224	$—	$(4,214)	$—	$—	$1,302,593	$3,499,996	$—	$10,152,599	$1,569,981

	Balance as of June 30, 2016	Transfers into Level 3	Transfers out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gain/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of June 30, 2017	Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
Highland Floating Rate Opportunities Fund
U.S. Senior Loans
Gaming & Leisure	$10,261,775	$—	$—	$45	$(18,818,955)	$17,581,691	$12,381,160	$(11,853,636)	$9,552,080	$(2,388,020)
Healthcare	25,504,328	—	—	—	—	(5,742,780)	4,384,734	—	24,146,282	(5,742,780)
Housing	7,207,835	—	—	(89)	(7,131,416)	7,482,374	759,690	(4,318,394)	4,000,000	—
Manufacturing	2,522,655	—	(1,395,281)	(6,077)	(81,115)	153,502	—	(1,193,684)	—	—
Foreign Denominated or Domiciled Senior
Loans	291,806	—	—	—	(125,530)	(28,141)	—	(138,135)	—	—
Claims	—	52,138	—	—	—	—	—	—	52,138	—
Common Stocks									—
Energy	1	—	—	—	—	—	—	—	1	—
Gaming & Leisure	158,662	—	—	—	(2,160,584)	2,001,922	—	—	—	(158,662)
Healthcare	5,176	—	—	—	—	(5,176)	—	—	—	(5,175)
Housing	5,938,465	—	—	—	(7,542)	(1,147,166)	—	(1,107,936)	3,675,821	(1,155,335)
Real Estate	8	—	—	—	—	(2,488,358)	2,488,360	—	10	—
Utilities	—	242,015	—	—	—	—	—	—	242,015	—
Warrants									—	—
Gaming & Leisure	63,294	—	—	—	—	(63,294)	—	—	—	(63,294)

Total	$51,954,005	$294,153	$(1,395,281)	$(6,121)	$(28,325,142)	$17,744,574	$20,013,944	$(18,611,785)	$41,668,347	$(9,513,266)

Annual Report	79

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

	Balance as of June 30, 2016	Net Transfers into Level 3	Net Transfers out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Balance as of June 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Held at period end
Highland Opportunistic Credit Fund
U.S. Senior Loans
Telecommunications	$673,862	$—	$—	$—	$—	$439	$79,433	$—	$753,734	$438
Foreign Corporate Bonds & Notes
Healthcare	—	—	—	—	—	—	—	—	$—	—
Common Stocks
Chemicals	782,755	—	(1,571,831)	—	—	594,076	195,000	—	$—	—
Materials	1,835,826	—	—	—	—	820,063	—	—	$2,655,889	820,063
Telecommunication Services	1,598,340	—	—	—	—	7,369	—	—	$1,605,709	7,369
Utilities	—	77,469				—			$77,469	—
Master Limited Partnerships
Healthcare	9,884	—	—	—	—	2,665	—	—	$12,549	2,665

Total	$4,900,667	$77,469	$(1,571,831)	$—	$—	$1,424,612	$274,433	$—	$5,105,350	$830,535

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended June 30, 2017, a net amount of $2,944,089 of the Merger Arbitrage Fund’s portfolio investments were transferred from Level 1 to Level 2. In addition, for the year ended June 30, 2017, a net amount of $294,153 and $77,469 of the Floating Rate Opportunities Fund and the Opportunistic Credit Fund’s portfolio investments, respectively, were transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable. Transfers from Level 1 to Level 2 and from Level 2 to 3 were due to a decline in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price.

For the year ended June 30, 2017, a net amount $4,214 and $1,395,281 of the Long/Short Healthcare Fund and the

Floating Rate Opportunities Fund’s portfolio investments were transferred from Level 3 to Level 2, respectively. Transfers from Level 3 to Level 2 were due to an increase in market activity (e.g. frequency of trades), which resulted in an increase of available market inputs to determine price.

For the year ended June 30, 2017, a net amount $227,026 of the Long/Short Healthcare Fund’s portfolio investments were transferred from Level 2 to Level 1. Transfers from Level 2 to Level 1 were due to increase in observable pricing inputs as compared to the previous period.

For the year ended June 30, 2017, a net amount $1,571,831 of the Opportunistic Credit Fund’s portfolio investments were transferred from Level 3 to Level 1. Transfers from Level 3 to Level 1 were due to increase in observable pricing inputs as compared to the previous period.

The Funds use end of period market value in the determination of the amount associated with any transfers between levels.

80	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 6/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Long/Short Healthcare Fund
Common Stocks	$6,484,500	Discounted Cash Flow	Discount Rate	11.25%
			Terminal Multiple	8.0x
			Minority Discount	16.70%
			Discount for Lack of Marketability	12.50%
Preferred Stock	3,573,040	Multiples Analysis	Multiple of NFY+1 Gross Profit	4.0x
			Multiple of NFY+1 Total Revenue	4.25x
			Minority Discount	20%
		Discounted Cash Flow	Discount Rate	37.5%
			Terminal Multiple	3.5x
			Minority Discount	20%
			Discount for Lack of Marketability	15%
Master Limited Partnerships	95,059	Discounted Cash Flow	Discount Rate	18.57%

Total	$10,152,599

Category	Market Value at 6/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Floating Rate Opportunities Fund
Bank Loans	$37,698,362	Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Discount	10%
		Liquidation Analysis	Settlement Discount	50%
		Multiples Analysis	Multiple of Revenue	0.4x - 0.5x
			Multiple of EBITDA	3.0x - 4.0x
Common Stocks	3,917,847	Multiples Analysis	Multiple of Revenue	0.4x - 0.5x
			Multiple of EBITDA	3.0x - 4.0x
			Capitalization Rate	6.39%
			Liquidity Discount	25%
			Minority Discount	20%
		Discounted Cash Flow	Scenario Proabilities	10% - 60%
			Illiquidity Discount	10%
Claims	52,138	Third-Party Pricing Vendor	N/A	N/A

Total	$41,668,347

Annual Report	81

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

Category	Market Value at 6/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Opportunitistic Credit Fund
U.S. Senior Loans	$753,734	Discounted Cash Flow	Spread Adjustment	0.10%
Common Stocks	4,339,067	Multiples Analysis	Price/MHz-PoP	$0.13 - $0.50
			Multiple of EBITDA	7.25x - 8.50x
			Minority Discount	20%
		Discounted Cash Flow	Discount Rate	11.5%
			Scenario Proabilities	10% - 60%
			Illiquidity Discount	10%
Master Limited Partnerships	12,549	Discounted Cash Flow	Discount Rate	18.56%

Total	$5,105,350

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds and loans are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Long/Short Equity Fund, Long/Short Healthcare Fund and Merger Arbitrage Fund intend to pay distributions from net investment income, if any, on an annual basis. The Floating Rate Opportunities Fund and Opportunistic Credit Fund intend to pay distributions from net investment income, if any, on a monthly basis. The Long/Short Equity Fund and the Long/Short Healthcare Fund claimed a portion of the payment paid to redeeming shareholders as a distribution for income tax purposes.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows, as applicable, is the amount included within each Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s), respectively, and does not include cash posted as collateral in a segregated account or with broker-dealers.

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to

82	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $67,129,864, $30,558,849, $6,698,012, $15,208 and $24,055,009 were held with the broker for the Long/Short Equity Fund, Long/Short Healthcare Fund, Floating Rate Opportunities Fund, Opportunistic Credit Fund and Merger Arbitrage Fund, respectively. Additionally, securities valued at $272,063,750, $71,788,931, $0, $380,326 and $14,151,643, respectively, were posted in the Fund’s segregated account as collateral.

When-Issued Securities & Forward Commitments

The Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date. For sales commitments, the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage. As of June 30, 2017, no Funds held securities on a when-issued or forward commitment basis.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Funds are subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument

Annual Report	83

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract.

At June 30, 2017, the Long/Short Equity Fund and Merger Arbitrage Fund held futures contracts as detailed in the notes to the Fund’s Investment Portfolio. Long/Short Equity Fund and Merger Arbitrage Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts is shown on the Statement of Assets and Liabilities as “Restricted Cash — Futures.”

For the year ended June 30, 2017, the Long/Short Healthcare Fund, the Floating Rate Opportunities Fund and the Opportunistic Credit Fund did not invest in futures contracts.

Options

The Funds may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the year ended June 30, 2017, the Long/Short Equity Fund, the Long/Short Healthcare Fund and the Merger Arbitrage Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of these Funds.

Transactions in written options for the year ended June 30, 2017 were as follows:

Long/Short Equity Fund	Number of Contracts	Notional Value	Premium
Outstanding, June 30, 2016	3,550	$28,710,000	$448,615
Call Options Written	39,732	420,023,700	3,002,026
Put Options Written	50,622	965,741,400	6,430,648
Call Options Expired	(14,440)	(118,583,500)	(985,718)
Put Options Expired	(29,450)	(570,410,000)	(3,099,650)
Call Options Closed	(14,933)	(277,340,200)	(910,286)
Put Options Closed	(24,522)	(417,241,400)	(3,645,956)
Call Options Exercised	(10,000)	(21,600,000)	(1,020,097)

Outstanding, June 30, 2017	559	$9,300,000	$219,582

84	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

Long/Short Healthcare Fund	Number of Contracts	Notional Value	Premium
Outstanding, June 30, 2016	—	$—	$—
Call Options Written	42,750	361,970,000	7,189,734
Put Options Written	119,743	959,853,500	18,952,791
Call Options Expired	(1,250)	(3,250,000)	(198,800)
Call Options Closed	(41,500)	(358,720,000)	(6,990,934)
Put Options Closed	(115,016)	(952,763,000)	(18,489,529)

Outstanding, June 30, 2017	4,727	$7,090,500	$463,262

For the year ended June 30, 2017, the Floating Rate Opportunities Fund, Merger Arbitrage Fund and Opportunistic Credit Fund did not invest in or write options.

Swap Contracts

The Funds may use swaps as part of its investment strategy or to manage its exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in “Net realized gain (loss) on swap contracts” on the accompanying Statement of Operations and Changes in Net Assets as realized gains or losses, respectively. As of June 30, 2017, the Long/Short Equity Fund and the Merger Arbitrage Fund was a party to open swap contracts having a net fair value of $7,729,428 and $746,772, respectively.

For the year ended June 30, 2017, the Long/Short Healthcare Fund, Floating Rate Opportunities Fund, and Opportunistic Credit Fund did not invest in swap contracts.

Additional Derivative Information

The Funds adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Funds related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at June 30, 2017:

	Fair Value
Fund	Asset Derivative		Liability Derivative
Long/Short Equity Fund
Equity Risk	$9,230,793	(1)(3)	$(707,440	)(2)(3)
Foreign Currency	—		(79,800	)(4)(5)
Long/Short Healthcare Fund
Equity Risk	934,930	(1)	(413,613	)(2)
Merger Arbitrage Fund
Equity Risk	891,958	(3)	(145,186	)(3)
Foreign Currency	—		(39,822	)(4)(5)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Written options contracts, at value.
(3)	Statement of Assets and Liabilities location: Swaps, at value.
(4)	Statement of Assets and Liabilities location: Variation margin receivable/payable.
(5)

Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Investment Portfolio and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statements of Assets and Liabilities.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a

Annual Report	85

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

stated percentage or the Funds fail to meet the terms of its ISDA master agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The following tables present derivative instruments that are subject to enforceable netting arrangements as of June 30, 2017:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts of Offset in the Statement of Assets & Liabilities	Financial Instrument	Cash Collateral Received	Net Amount
Long/Short Equity Fund
Swaps	$8,344,873	$(615,445)	$7,729,428	$28,670,000	$—
Merger Arbitrage Fund
Swaps	891,958	(145,186)	746,772	—	746,772

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2017, is as follows:

Fund	Net Realized Gain(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Long/Short Equity Fund
Equity Risk	$(1,328,165	)(1)(2)(3)	$7,093,339	(4)(5)(6)
Foreign Currency	(98,248	)(7)(8)	(558,066	)(9)(10)
Long/Short Healthcare Fund
Equity Risk	(15,061,395	)(1)(2)(3)(7)	49,650	(4)(5)
Foreign Currency	(35,298	)(8)	(246	)(10)
Merger Arbitrage Fund
Equity Risk	675,317	(3)	746,772	(6)
Foreign Currency	(78,191	)(7)(8)	(50,581	)(9)(10)

(1)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Realized gain (loss) on swap contracts.
(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) on investments.
(5)	Statement of Operations location: Change in unrealized appreciation (depreciation) on written options contracts.
(6)	Statement of Operations location: Change in unrealized appreciation (depreciation) on swaps contracts.
(7)	Statement of Operations location: Realized gain (loss) on future contracts.
(8)	Statement of Operations location: Realized gain (loss) on foreign currency related transactions.
(9)	Statement of Operations location: Change in unrealized appreciation (depreciation) on futures contracts.
(10)	Statement of Operations location: Change in unrealized appreciation (depreciation) on foreign currency related transactions.

The average monthly volume of derivative activity for the year ended June 30, 2017 is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
Long/Short Equity Fund
Purchased Options Contracts	706,646	$—
Swap Contracts	—	1,286,425
Futures Contracts	—	46,389
Written Options Contracts	588,969	—
Long/Short Healthcare Fund
Purchased Options Contracts	1,660,031	—
Swap Contracts	—	(22,224)
Written Options Contracts	327,223	—
Floating Rate Opportunities Fund
Swap Contracts	—	112,252
Futures Contracts	—	(10,457)
Written Options Contracts	154	—

86	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

Note 4. Securities Lending

Each Fund may seek additional income by making secured loans of its portfolio securities through its custodian, State Street Bank and Trust Company (“State Street”). Such loans will be in an amount not greater than one-third of the value of the Fund’s total assets. State Street will charge a Fund fees based on a percentage of the securities lending income.

The Funds will receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, State Street will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund will recall the loaned securities upon reasonable notice in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

Securities lending transactions are entered into pursuant to Securities Loan Agreements (“SLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by State Street Bank and Trust

Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2017:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Liabilities Presented in Statement of Assets & Liabilities(1)	Financial Instrument(2)	Collateral Received	Net Amount (not less than 0)
Long/Short Equity Fund	$11,100,075	$3,250,467	$—	$7,849,608
Long/Short Healthcare Fund	4,623,348	4,047,216	—	576,132
Opportunistic Credit Fund	3,339,792	2,931,318	—	408,474
Floating Rate Opportunities Fund	7,337,356	7,505,124	—	—

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Represents market value of securities on loan at period end.

For the year ended June 30, 2017, the market value of securities loaned and the amounts secured with cash and securities collateral, which are included on each Fund’s Investment Portfolio were as follows:

Fund	Security Lending Market Value	Security Lending Collateral Cash Collateral(1)	Security Lending Collateral Non-Cash Collateral(2)
Long/Short Equity Fund	$11,100,075	$3,250,467	$8,150,047
Long/Short Healthcare Fund	4,623,348	4,047,216	701,767
Opportunistic Credit Fund	3,339,792	2,931,318	464,052
Floating Rate Opportunities Fund	7,337,356	7,505,124	12,093

(1)	The loaned securities were secured with cash collateral which was invested in the State Street Navigator Prime Securities Lending Portfolio.
(2)	Security lending non-cash collateral consists of Common Stock.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of

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June 30, 2017	Highland Funds I

Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended June 30, 2017, permanent differences chiefly resulting from net investment losses, non-deductible excise taxes paid, partnership-basis adjustments, return of capital distributions, dividends on short sales, foreign currency gains and losses, equalization, short sale holding period reclass, capital loss carryover write-offs and REITs were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in- Capital
Long/Short Equity Fund	$4,652,655	$(4,652,623)	$(32)
Long/Short Healthcare Fund	6,613,317	(236,600)	(6,376,717)
Floating Rate Opportunities Fund	4,826,574	448,100,734	(452,927,308)
Merger Arbitrage Fund	215,335	(215,296)	(39)
Opportunistic Credit Fund	87,130	(87,013)	(117)

At June 30, 2017, the Funds’ most recent tax year end, components of distributable earnings on a tax basis is as follows:

Fund	Undistributed Income	Undistributed Long-Term Capital Gains	Other Temporary Differences (1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)(2)
Long/Short Equity Fund	$4,615,951	$5,332,444	$(579,013)	$—	$9,562,127
Long/Short Healthcare Fund	—	—	(536,721)	(198,822,744)	(2,140,627)
Floating Rate Opportunities Fund	—	—	(295,816)	(266,492,893)	(435,121,032)
Merger Arbitrage Fund	2,170,935	40,857	(83,460)	—	(114,409)
Opportunistic Credit Fund	73,447	—	(35,537)	(13,832,722)	(11,266,681)

(1)	Other temporary differences are comprised of dividends payable, organizational expenses, partnership adjustments and default loan market discounts.
(2)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and other adjustments.

As of June 30, 2017, the Long/Short Healthcare Fund, Floating Rate Opportunities Fund and the Opportunistic Credit Fund have capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	2018		No Expiration Short- Term(1)	No Expiration Long- Term(1)	Total
Long/Short Healthcare Fund	$—		$166,510,058	$18,057,603	$184,567,661
Floating Rate Opportunities Fund	143,999,490	(2)	1,898,408	99,790,222	245,688,120
Opportunistic Credit Fund	780,886	(3)	4,582,903	8,272,777	13,636,566

(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

(2)

These capital loss carryforward amounts were acquired in a reorganization and are available to offset future capital gains of Floating Rate Opportunities Fund. The Fund’s ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.

(3)

These capital loss carry forward amounts were limited due to an ownership change and are available to offset future capital gains of the Opportunistic Credit Fund. The Fund’s ability to utilize the capital loss carry forwards is limited under Internal Revenue Service regulations.

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June 30, 2017	Highland Funds I

For the year ended June 30, 2017 there were no capital loss carryforwards for the Long/Short Equity Fund and the Merger Arbitrage Fund.

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 (unless otherwise indicated) is as follows:

	Distributions Paid From:
Fund	Ordinary Income (1)	Long- Term Capital Gains	Return of Capital
Long/Short Equity Fund
2017	$—	$—	$—
2016	28,581,365	5,672,000	—
Long/Short Healthcare Fund
2017	—	—	—
2016	29,427,269	—	—
Floating Rate Opportunities Fund
2017	31,812,190	—	2,014,621
2016	36,245,131	—	—
Merger Arbitrage Fund
2017	—	—	—
2016	—	—	—
Opportunistic Credit Fund
2017	6,968,664	—	—
2016	8,359,757	—	—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2017, based on cost of investments for U.S. federal income tax purposes was:

Fund	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
Long/Short Equity Fund	$27,875,765	$(16,485,448)	$11,390,317	$414,996,864
Long/Short Healthcare Fund	5,402,538	(4,699,925)	702,613	126,021,661
Floating Rate Opportunities Fund	36,130,350	(471,245,865)	(435,115,515)	1,357,378,762
Merger Arbitrage Fund	1,817,073	(1,252,690)	564,383	28,016,792
Opportunistic Credit Fund	3,517,702	(14,784,383)	(11,266,681)	99,938,228

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June 30, 2017	Highland Funds I

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2017, the Funds elected to defer the following losses incurred from November 1, 2016 through June 30, 2017:

Fund	Realized Capital Losses	Ordinary Losses
Long/Short Equity Fund	$—	$—
Long/Short Healthcare Fund	(13,273,407)	(981,676)
Floating Rate Opportunities Fund	(20,046,942)	(757,831)
Merger Arbitrage Fund	—	—
Opportunistic Credit Fund	(196,156)	—

Note 6. Credit Agreement

Effective June 13, 2012, the Floating Rate Opportunities Fund entered into a credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company. The Credit Agreement expired on March 20, 2017 and was not renewed. Prior to expiration, interest was charged at a rate equal to LIBOR plus 1.15%. In addition, the Floating Rate Opportunities Fund was charged a commitment fee of 0.25% on the undrawn amount. Included in the Statement of Operations is $105,374 of interest expense and fees related to the Credit Agreement.

For the year ended June 30, 2017, the Floating Rate Opportunities Fund did not have any amounts drawn on the Credit Agreement.

Effective May 24, 2013, the Long/Short Equity Fund and the Long/Short Healthcare Fund, along with other funds managed by the Investment Adviser, entered into an unsecured credit agreement (the “Unsecured Credit Agreement”) with State Street Bank and Trust Company to be used to facilitate portfolio liquidity. The Opportunistic Credit Fund was added to the Unsecured Credit Agreement as of July 31, 2014.The Credit Agreement expired on March 20, 2017 and was not renewed. Prior to expiration, interest was charged at a rate of LIBOR plus 1.25% with a commitment fee of 0.25% on undrawn amounts.

For the year ended June 30, 2017, the Long/Short Healthcare Fund’s average daily note balance was $208,219, at a weighted average interest rate of 2.03%. The Long/Short Equity Fund and the Opportunistic Credit Fund did not have any outstanding balances on the Unsecured Credit Agreement during the year ended June 30, 2017.

Note 7. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Sub-Advisory Fees

For its investment advisory and sub-advisory services, each Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows each Fund’s contractual advisory fee with the Investment Adviser for the year ended June 30, 2017:

Fund	Annual Fee Rate to the Investment Adviser	> 1 Billion	> 2 Billion
Long/Short Equity Fund	2.25%
Long/Short Healthcare Fund	1.00%
Floating Rate Opportunities Fund	0.65%	0.60%	0.55%
Merger Arbitrage Fund	1.25%
Opportunistic Credit Fund	1.00%

Administration Fees

HCMFA provides administration services to the Floating Rate Opportunities Fund, Long/Short Equity Fund and Long/Short Healthcare Fund for a monthly administration fee. For its services, the Investment Adviser receives a monthly administration fee, computed and accrued daily, at the annual rate of 0.20% of each Fund’s Average Daily Managed Assets from each Fund. Under a separate sub-administration agreement, HCMFA has delegated certain administrative functions to State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111 (“State Street”), and pays State Street a portion of the fee it receives from each Fund. State Street also provides administration services to the Merger Arbitrage and the Opportunistic Credit Fund for a monthly administration fee.

Service and Distribution Fees

Highland Capital Funds Distributor, Inc. (formerly, Foreside Funds Distributors LLC (the “Underwriter”), serves as the principal underwriter and distributor of each Fund’s shares. The Underwriter receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the year

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June 30, 2017	Highland Funds I

ended June 30, 2017, the Underwriter received $12,284, $35,273, $545,444, $25,981 and $78,062 of front end sales charges for Class A Shares of the Long/Short Equity Fund, the Long/Short Healthcare Fund, the Floating Rate Opportunities Fund, the Merger Arbitrage Fund, and the Opportunistic Credit Fund, respectively. The Underwriter also received $1,006, $2,147, $5,077 and $1,126 of CDSC for Class C Shares of the Long/Short Equity Fund, the Long/Short Healthcare Fund, the Floating Rate Opportunities Fund, and the Opportunistic Credit Fund respectively.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Class A Shares and Class C Shares of the Funds, which requires the payment of a monthly fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

Fund	Class A Shares	Class C Shares
Long/Short Equity Fund	0.35%	1.00%
Long/Short Healthcare Fund	0.35%	1.00%
Floating Rate Opportunities Fund	0.35%	0.85%
Merger Arbitrage Fund	0.35%	1.00%
Opportunistic Credit Fund	0.35%	0.85%

For the year ended June 30, 2017, the Distribution and Service fees, which are included on the Statement of Operations for each class, were as follows:

Fund	Class A Fees	Class C Fees
Long/Short Equity Fund	$123,907	$374,395
Long/Short Healthcare Fund	207,300	378,172
Floating Rate Opportunities Fund	825,498	1,972,793
Merger Arbitrage Fund	1,691	3,836
Opportunistic Credit Fund	28,649	12,636

Expense Limits and Fee Reimbursements

For the Long/Short Equity Fund, the Investment Adviser contractually agreed to waive a portion of its advisory fee in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. This waiver will continue through at least October 31, 2017 and may not be terminated prior to this date without the action or consent of the Board of Trustees.

For the Floating Rate Opportunities Fund, the Investment Adviser had contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its Plan, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 0.95% of average daily net assets of the Fund (the “FRO Expense Cap”). The FRO Expense Cap expired on October 31, 2016. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the FRO Expense Cap in effect at the time of such waiver/reimbursement.

For Merger Arbitrage Fund, the Investment Adviser contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 1.50% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least May 1, 2018, and may not be terminated prior to this date without the action or consent of the Board of Trustees. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

For Opportunistic Credit Fund, the Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its Plan, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses to 0.90% of average daily net assets of the Fund (the “HOCF Expense Cap”). The HOCF Expense Cap will continue through at least October 31, 2017, and may not be terminated prior to this date without the action or consent of the Board of Trustees. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the HOCF Expense Cap in effect at the time of such waiver/reimbursement.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

There can be no assurance that these fee reductions will be sufficient to avoid any loss. On June 30, 2017, the amounts subject to possible future recoupment under the Funds’ expense limitations were as follows:

	Fiscal Years Ended June 30,
Fund	2018	2019	2020
Floating Rate Opportunities Fund	$2,810,173	$1,754,419	$169,993
Merger Arbitrage Fund	—	—	385,547
Opportunistic Credit Fund	501,010	388,222	377,527

During the year ended June 30, 2017, the Investment Adviser did not recoup any amounts previously waived or reimbursed and $1,358,354 of fees of the Highland Floating Rate Opportunities Fund previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Although the Funds believe that Mr. Powell is technically no longer an “interested person” of the Funds, in light of his previous employment and the possibility that he may provide consulting services to the Investment Adviser and affiliates of the Investment Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an “interested person” of the Funds. Therefore, the Funds treat Mr. Powell as an “interested person” of the Funds for all purposes other than compensation and the Trust’s Code of Ethics (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until December 4, 2017 (the second anniversary of his resignation).

The Funds pay no compensation to their officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Reimbursement of Custodian Fees

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged for certain predecessor entities of the Fund and what should have been charged, plus interest, was communicated back to the Floating Rate Opportunities Fund in the fourth quarter of 2016 as a reimbursement. This amount was recorded as a “Reimbursement of Custodian Fees” in the Statement of Operations for the Fund. Pursuant to the expense limitations described above, the Investment Adviser was waiving advisory fees and reimbursing fees during the current period. Accordingly, the reimbursement of custodian fees in the current period resulted in the reduction in the waiver of advisory fees and expenses reimbursed by the Investment Adviser during the current period.

Expedited Settlement Agreement

On June 15, 2017, the Floating Rate Opportunities Fund entered into an Expedited Settlement Agreement with a major dealer in the floating rate loan market, pursuant to which the Floating Rate Opportunities Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Expedited Settlement Agreement”). The Expedited Settlement Agreement is designed to reduce settlement times from the standard seven days to three days for eligible loans. For the year ended June 30, 2017, the Floating Rate Opportunities Fund paid $2,124 to the dealer as part of the Expedited Settlement Agreement.

While the Expedited Settlement Agreement is intended to provide the Floating Rate Opportunities Fund with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Expedited Settlement Agreement or other methods for expediting settlements will provide the Floating Rate Opportunities Fund with sufficient liquidity in the event of abnormally large redemptions.

Indemnification Risk

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Funds are described below in alphabetical order:

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June 30, 2017	Highland Funds I

Counterparty Risk

Counterparty risk is the potential loss the Funds may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Funds would record if its counterparties failed to perform pursuant to the terms of their obligations to the Funds. Because the Funds may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Funds may be exposed to the credit risk of their counterparties. To limit the counterparty risk associated with such transactions, the Funds conduct business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater NAV fluctuation than if a Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to a Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. A Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a regulated investment company, and its strategy may bear adversely on its ability to so qualify.

Distressed and Defaulted Securities Risk

The Funds may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Funds. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Hedging Risk

Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

Illiquid and Restricted Securities Risk

The investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s

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June 30, 2017	Highland Funds I

assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased.

Leverage Risk

Each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.

Merger Arbitrage Risk

Merger arbitrage risk is the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money. The Fund’s expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Accordingly, the Fund may underperform the broad equity markets under certain market conditions, such as during periods when there has been rapid appreciation in the equity markets.

Non-U.S. Securities Risk

Each of the Funds may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the

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June 30, 2017	Highland Funds I

premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Swaps Risk

The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in securities.

Transactions in swaps can involve greater risks than if a Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if a Fund invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Adviser’s use of swaps may not be effective in fulfilling the Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Floating Rate Opportunities Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown and no amount has been accrued.

Annual Report	95

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended June 30, 2017, were as follows:

	U.S Government Securities(1)		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Long/Short Equity Fund	$—	$—	$1,860,648,440	$2,098,978,068
Long/Short Healthcare Fund	—	—	1,890,004,805	2,099,625,995
Floating Rate Opportunities Fund	—	—	617,282,279	458,569,402
Merger Arbitrage Fund	—	—	70,905,598	76,952,059
Opportunistic Credit Fund	—	—	92,237,338	75,502,316

(1)	The Funds did not have any purchases or sales of U.S. Government Securities for the year ended June 30, 2017.

Note 10. Affiliated Issuers

Under Section 2 (a) (3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The tables below show affiliated issuers of each Fund as of the year ended June 30, 2017:

Long/Short Equity Fund
Issuer			Market Value
	Shares at June 30, 2016	Shares at June 30, 2017	June 30, 2016	June 30, 2017	Affiliated Income	Purchases	Sales
Other Affiliates
Highland Merger Arbitrage Fund (Registered Investment Companies)	—	293,864	$—	$6,417,998	$848	$6,000,848	$—

Floating Rate Opportunities Fund
			Market Value
Issuer	Shares at June 30, 2016	Shares at June 30, 2017	June 30, 2016	June 30, 2017	Affiliated Income	Purchases	Sales
Majority Owned Not Consolidated
Allenby (Common Stocks)	997,648	1,323,961	$1	$1	$—	$326,313	$—
Claymore (Common Stocks)	6,822,064	8,984,111	7	9	—	2,162,047	—
Other Affiliates
CCS Medical, Inc. (U.S. Senior Loans & Common Stocks)	39,565,561	46,240,843	25,509,504	24,146,282	4,384,734	—	—
LLV Holdco, LLC (U.S. Senior Loans, Common Stocks and Warrants)	11,450,906	11,989,033	10,483,731	9,552,080	393,999	—	—
Nevada Land Group LLC (U.S. Senior Loans & Common Stocks)	8,054,169	1,743,503	3,207,835	—	759,690	—	—

Total	66,890,348	70,281,451	$39,201,078	$33,698,372	$5,538,423	$2,488,360	$—

96	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland Funds I

Note 11. Unfunded Loan Commitments

As of June 30, 2017, the Floating Rate Opportunities Fund had unfunded loan commitments of $2,290,545, which could be extended at the option of the borrower, as detailed below:

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
CCS Medical, Inc.	$2,290,545	$2,290,545	$—

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Funds’ valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of June 30, 2017, the Floating Rate Opportunities Fund did not recognize net discount and unrealized depreciation on unfunded transactions.

Note 12. Legal Matters

Matters Relating to FRO’s Investment in TOUSA, Inc.

Floating Rate Opportunities Fund (“FRO”) is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. and its affiliates (the “Plaintiff”), which are home building companies to which the Lenders loaned money through different lending facilities. Plaintiff alleges that monies used to repay the Lenders should be voided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to void the transfers and other equitable relief. FRO and other Funds and accounts managed by the Investment Adviser and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The case went to trial, which concluded in August 2009. On October 13, 2009, the Bankruptcy Court ruled for the Plaintiff in the action and ordered the Defendants to return the proceeds received from the payoff of the term loan at par on July 31, 2007. The proceeds received by FRO totaled $8,000,000. Additionally, the court ordered the Defendants to pay simple interest on the amount returned at an annual rate of 9% through October 13, 2009. Currently, interest is accruing at the default post-judgment rate of approximately 38 bps. In November 2009, FRO and other Defendants appealed the decision from the Bankruptcy Court to the District Court. On December 22, 2009, FRO posted $10,620,958 (“Security”) with the Court. On February 11, 2011, the District Court entered an order quashing all liability of the Lenders and declaring the remedies against the Lenders null and void. On May 15, 2012, the Eleventh Circuit Court of Appeal (“Eleventh Circuit”) issued its decision reversing the judgment of the District Court, affirming the liability findings of the Bankruptcy Court, and remanding to the District Court for further proceedings consistent with their opinion. The case was then stayed at the District Court pending the outcome of a series of related US Supreme Court cases which significantly affected the Tousa action. The last such case was heard by the US Supreme Court case on January 14, 2015. On June 23, 2015, the District Court remanded a portion of the case to the Bankruptcy Court for a report and recommendations regarding the effects of certain settlements on the Plaintiff’s available damages. The additional liability and damages issues were stayed at the District Court until the Bankruptcy Court issues its report. On April 1, 2016, the Bankruptcy Court issued its Report and Recommendations to the District Court. Briefing on the Report and Recommendations was completed in June 2016. On March 8, 2017, the District Court substantially adopted the Bankruptcy Court Report and Recommendations, which affirmed the Defendants’ liability. The case has now been returned to the Eleventh Circuit for additional appeals. Additionally, the parties have scheduled mediation for the middle of October, 2017.

Note 13. New Accounting Pronouncements

In January 2016, the FASB issued Accounting Standards Update 2016-01, Financial Instruments (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities. The amendments in this update make improvements to the requirements for accounting for equity investments and simplifying the impairment assessment of equity investments. For public entities this update will be effective for fiscal years beginning after December 15, 2017. For all other entities, this update will be effective for fiscal years beginning after December 31, 2018, and for interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements and disclosures.

In March 2016, the FASB issued Accounting Standards Update 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments. The

Annual Report	97

NOTES TO FINANCIAL STATEMENTS (concluded)

June 30, 2017	Highland Funds I

amendments in this update clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. For public entities this update will be effective for interim periods and fiscal years beginning after December 15, 2016. For all other entities, this update will be effective for fiscal years beginning after December 31, 2017, and for interim periods within fiscal years beginning after December 15, 2018. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements and disclosures.

In August, 2016, the FASB issued Accounting Standards Update 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Receipts and Cash Payments. The amendments in this update address eight specific issues, where there has been diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows under Topic 230. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements and disclosures.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. The Investment Adviser is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and disclosures.

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. In addition, Accounting Standards Update 2016-18 must be adopted at the same time as Accounting Standards Update 2016-15. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements and disclosures.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Dis- closures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements and disclosures.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements and disclosures.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

98	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Highland Funds I:

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund, Highland Floating Rate Opportunities Fund, Highland Merger Arbitrage Fund and Highland Opportunistic Credit Fund, each a series of Highland Funds I, as of June 30, 2017, and the related statements of operations and cash flows for the year or periods in the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for each of the years or periods in the three-year period ended June 30, 2015, were audited by other auditors whose report thereon, dated August 28, 2015, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Highland Funds I as of June 30, 2017, and the results of their operations and their cash flows for the year or periods in the year then ended, and the changes in their net assets and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

August 29, 2017

Annual Report	99

ADDITIONAL INFORMATION (unaudited)

June 30, 2017	Highland Funds I

Tax Information

For shareholders that do not have a June 30, 2017 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2017 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2017, the following Funds are designating the following items with regard to earnings for the year.

	Long-Term Capital Gain Designation	Tax Exempt Income	Qualified Dividends and Corporate Dividends Received Deduction	Qualifying Dividend Income (15% tax rate for QDI)
Long/Short Equity Fund	$—	—%	—%	—%
Long/Short Healthcare Fund	—	—	—	—
Floating Rate Opportunities Fund	—	—	7.72	7.72
Merger Arbitrage Fund	—	—	7.23	5.73
Opportunistic Credit Fund	—	—	8.63	8.63

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2017 through June 30, 2017, unless otherwise indicated.

This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second

100	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2017	Highland Funds I

part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Annualized Expense Ratio	Expenses Paid During the Period
Highland Long/Short Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,061.20	2.71%	$13.85
Class C	1,000.00	1,057.80	3.32%	16.94
Class Z	1,000.00	1,063.30	2.32%	11.87
Hypothetical
Class A	$1,000.00	$1,011.36	2.71%	$13.51
Class C	1,000.00	1,008.33	3.32%	16.53
Class Z	1,000.00	1,013.29	2.32%	11.58
Highland Long/Short Healthcare Fund
Actual Fund Return
Class A	$1,000.00	$1,033.80	2.61%	$13.16
Class C	1,000.00	1,031.10	3.24%	16.32
Class Z	1,000.00	1,036.10	2.24%	11.31
Hypothetical
Class A	$1,000.00	$1,011.85	2.61%	$13.02
Class C	1,000.00	1,008.73	3.24%	16.14
Class Z	1,000.00	1,013.69	2.24%	11.18
Highland Floating Rate Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,019.80	1.55%	$7.76
Class C	1,000.00	1,018.70	2.05%	10.26
Class Z	1,000.00	1,021.60	1.19%	5.96
Hypothetical
Class A	$1,000.00	$1,017.11	1.55%	$7.75
Class C	1,000.00	1,014.63	2.05%	10.24
Class Z	1,000.00	1,018.89	1.19%	5.96
Highland Merger Arbitrage Fund
Actual Fund Return
Class A	$1,000.00	$1,054.60	5.05%	$25.73
Class C	1,000.00	1,050.80	5.95%	30.25
Class Z	1,000.00	1,056.30	4.75%	24.22
Hypothetical
Class A	$1,000.00	$999.75	5.05%	$25.04
Class C	1,000.00	995.29	5.95%	29.44
Class Z	1,000.00	1,001.24	4.75%	23.57
Highland Opportunistic Credit Fund
Actual Fund Return
Class A	$1,000.00	$1,035.50	1.56%	$7.87
Class C	1,000.00	1,033.30	1.93%	9.73
Class Z	1,000.00	1,037.40	1.29%	6.52
Hypothetical
Class A	$1,000.00	$1,017.06	1.56%	$7.80
Class C	1,000.00	1,015.22	1.93%	9.64
Class Z	1,000.00	1,018.40	1.29%	6.46

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (181/365).

Annual Report	101

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2017 Trustees and Officers	Highland Funds I

The Board is responsible for the overall management of the Funds, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources since July 2012 at Cairn University.	23	None	Significant experience on this board of directors/trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	23	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

102	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2017 Trustees and Officers	Highland Funds I

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012.	23	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc.; Trustee of Realty Capital Income Funds Trust; Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors (July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc. (January 2014 to April 2016); Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Annual Report	103

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2017 Trustees and Officers	Highland Funds I

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	23	Manager of Turtle Bay Resort, LLC	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

104	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2017 Trustees and Officers	Highland Funds I

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Trustees

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer from June 2012 until December 2015.

President and Founder of Impact Shares LLC

(a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I (“HFI”) and Highland Funds II (“HFII”) from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.

				23	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

Annual Report	105

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2017 Trustees and Officers	Highland Funds I

1	On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
2	The “Highland Fund Complex” consists of NHF, each series of HFI, each series of HFII, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund, NexPoint Healthcare Opportunities Fund, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.
3

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of May 31, 2017, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $1.0 million from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.
4	Effective December 4, 2015, Mr. Powell resigned from his position with the Adviser. Although the Trust believes that Mr. Powell is technically no longer an interested person of the Trust, in light of his previous employment and the possibility that he may provide consulting services to the Adviser and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Trust. Therefore, the Trust treats Mr. Powell as an Interested Trustee of the Trust for all purposes other than compensation and the Funds’ code of ethics (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until at least December 4, 2017 (the second anniversary of his resignation).

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

J. Bradley Ross (5/13/59)	President and Principal Executive Officer	Indefinite Term; President and Principal Executive Officer since December 2015	Principal Executive Officer of HFI and HFII since December 2015; President of Highland Capital Funds Distributor, Inc. (“HCFD”) since February 2014; President of HCMFA since June 2012; Member of the Sales Force Marketing Committee of the Investment Company Institute since 2003; Executive Vice President and National Sales Director of Ivy Funds from 2003 until June 2012.

Brian Mitts (8/26/1970)	Secretary; Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Secretary; Principal Financial Officer and Principal Accounting Officer since May 2015.	Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November 2010; Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until May 2015; Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Principal Financial Officer and Principal Accounting Officer of NexPoint Real Estate Strategies Fund since March 2016; Chief Operating Officer of HCFD since November 2013; Chief Operations Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of HFI and HFII since May 2015; Principal Financial Officer and Principal Accounting Officer of HFI since November 2010 and of HFII since February 2011; Treasurer of HFI from November 2010 until May 2015 and of HFII from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.

106	Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2017 Trustees and Officers	Highland Funds I

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since May 2015.	Treasurer of Acis Capital Management, L.P. since February 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since May 2015 and Treasurer of NexPoint Real Estate Strategies Fund since March 2016.

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since March 2017.	Assistant Treasurer of HFI, HFII, NHF, NexPoint Capital, Inc. and NexPoint Real Estate Strategies Fund since March 2017; Chief Accounting Officer at HCM since December 2011.

Dustin Norris (1/6/1984)	Assistant Secretary	Indefinite Term; Assistant Secretary since March 2017.	Chief Product Strategist at HCMFA since September 2015, Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NHF since December 2015; Assistant Secretary of Highland Funds I since March 2017; Assistant Treasurer of Highland Funds I and Highland Funds II from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund since March 2016; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

Annual Report	107

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021-2809

Underwriter

Highland Capital Funds Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public

Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Highland Opportunistic Credit Fund, Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund, Highland Floating Rate Opportunities Fund, and Highland Merger Arbitrage Fund (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

108	Annual Report

Highland Funds

c/o BFDS

30 Dan Road

Canton, MA 02021-2809

Highland Funds I	Annual Report June 30, 2017

www.highlandfunds.com	HFI-AR-06/17

Highland/iBoxx Senior Loan ETF

Annual Report

June 30, 2017

Highland/iBoxx Senior Loan ETF

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2017	Highland/iBoxx Senior Loan ETF

All dividends and capital gains are reinvested. The index is unmanaged and does not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund were diversified. Senior loans are subject to risk of non-payment of scheduled interest and/or principal. Please refer to the financial statement’s Note 7, Disclosure of Significant Risks and Contingencies, for more information.

	Average Annual Total Returns
	1 Year	3 Year	Since Inception*
Highland/iBoxx Senior Loan ETF	4.78%	1.61%	2.80%
Markit iBoxx USD Liquid Leveraged Loan Index	5.04%	1.81%	2.92%

*	Since November 6, 2012, returns have been annualized.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our web site at www.highlandfunds.com.

The Fund’s Investment Adviser has voluntarily agreed to waive a portion of its advisory fee or reimburse expenses. Such waivers and reimbursements may be terminated at any time. The performance quoted would have been lower if these waivers had not been in effect.

The total annual operating expenses as reported in the Fund’s most recent Prospectus is 0.77%. The Fund’s Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2017, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited) (continued)

June 30, 2017	Highland/iBoxx Senior Loan ETF

Performance Overview

As an index fund, the Highland/iBoxx Senior Loan ETF (the “Fund”) is passively managed and attempts to track the risk and return profile of the underlying index. The Fund seeks to provide investment results that correspond (before fees and expenses) to the price and yield of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Index”). For the twelve month period ended June 30, 2017, the Fund’s net asset value returned 4.78% while the market price returned 4.78%. Over the same period, the Fund’s benchmark, the Markit iBoxx USD Liquid Leveraged Loan Index, returned 5.04%. As of June 30, 2017, the Fund was invested in 112 holdings, with a weighted average maturity of 5.24 years, a Yield to Maturity of 4.94% and a 30-day SEC Yield of 4.87%. Increased capital activity and increased issuer refinancings resulted in a portfolio turnover rate for the Fund that was higher compared to prior fiscal years.

Manager’s Discussion

The twelve months ending June 30, 2017 were mostly positive with respect to the performance of the leveraged loan universe as the underlying index experienced positive monthly performance in ten of the twelve monthly periods and returned 5.0% over the twelve month period. We believe that as concerns regarding global growth, commodity price volatility, and uncertainty around Federal Reserve policy receded, leveraged loans and risk assets performed well in the first three months of the period. The U.S. election introduced a significant amount of uncertainty for most asset classes which pressured performance in the weeks before the election. We believe the Republican sweep of both Houses of Congress as well as the Presidency led to a significant spike in interest rates and expectations for pro-growth fiscal and regulatory reforms. The move to higher interest rates was a significant positive for leveraged loans as investors sought the expected benefit of higher returning credit with minimal duration sensitivity. The flows into the asset class did not go unnoticed by issuers as the market experienced a significant amount of repricing and refinancing activity that has led to a decrease in the average margin paid by issuers above LIBOR. The loan default rate by principal declined year-over-year to 1.50% from 1.97% in the prior year while remaining low versus a historical average of 3.00%. Energy related credits drove default activity in the first half of the period, but were supplanted by the retail and technology sectors in the second half of the year. The Index has below average exposure to Metals and Mining and Energy when compared to broader loan indices such as the Credit Suisse Leveraged Loan Index. We believe the timing of the next default spike will coincide with an economic downturn. Away from unforeseen exogenous shocks, we would expect to see continued modest domestic GDP growth which should be enough to sustain revenue and cash flow growth at portfolio companies. This, combined with anticipated low borrowing costs and a relatively benign default environment, should, in our opinion, provide on-going support for credit into the foreseeable future. Should the Federal Reserve begin to unwind its balance sheet, we would expect interest rates to be biased higher. We believe this would provide additional support for floating rate assets such as leveraged loans. Moreover, we believe loans remain attractive versus other credit alternatives given their seniority and security, and as such should be a long term allocation to any diversified fixed income portfolio.

The Markit iBoxx USD Liquid Leveraged Loan Index has been licensed for use by Highland Capital Management, L.P. The Highland/iBoxx Senior Loan ETF is not sponsored, endorsed, issued, sold, or promoted by the Markit iBoxx USD Liquid Leveraged Loan Index, nor does this company make any representations regarding the advisability of investing in the Highland/iBoxx Senior Loan ETF.

Credit-Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For most recent performance figures, please call a representative at 1-855-799-4757 or visit our website at www.highlandfunds.com.

In June 2017, Mark Okada and Allan Smallwood replaced Chris Mawn as the portfolio managers for the Fund.

2	Annual Report

FUND PROFILE (unaudited)

June 30, 2017	Highland/iBoxx Senior Loan ETF

Objective

Highland/iBoxx Senior Loan ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index.

Net Assets as of June 30, 2017

$562.5 million

Portfolio Data as of June 30, 2017

The information below provides a snapshot of the Highland/iBoxx Senior Loan ETF at the end of the reporting period.

Quality Breakdown as of 6/30/2017 (%)*
BBB	1.0
BB	27.9
B	61.4
CCC	5.2
CC	2.6
Not Rated	1.9

Top 5 Sectors as of 6/30/17 (%)*
Media/Telecommunications	15.5
Retail	10.3
Information Technology	9.7
Healthcare	9.3
Service	8.2

Top 10 Holdings as of 6/30/17 (%)*
Change Healthcare (Term Loan B)	2.0
Sprint Communications (Term Loan B)	2.0
Univision Communications (Initial Term Loan)	1.9
iHeartCommunications (Extended Term Loan D)	1.9
Formula One (Term Loan B-3)	1.8
Virgin Media Bristol LLC (Term Loan I)	1.8
Intelsat (Term Loan B-2)	1.7
Grifols (Term Loan B)	1.5
TransDigm (Term Loan F)	1.5
Kronos (Term Loan B)	1.5

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund were diversified.

Please refer to the financial statement’s Note 7, Disclosure of Significant Risks and Contingencies, for more information.

* Quality is calculated as a percentage of total senior loans. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings are subject to change.

Annual Report	3

FINANCIAL STATEMENTS

June 30, 2017	Highland/iBoxx Senior Loan ETF

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the class’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

June 30, 2017	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) - 88.9%

AEROSPACE - 4.6%
2,970,000	American Airlines Replacement Term Loan B, 3.659%, 04/28/23	2,975,985
3,000,000	American Airlines Term Loan B, 3.724%, 12/14/23	3,005,865
3,906,581	TransDigm Term Loan C, 4.284%, 02/28/20 (b)	3,911,835
2,958,360	TransDigm Term Loan D, 4.292%, 06/04/21 (b)	2,960,401
4,441,261	TransDigm Term Loan E, 4.249%, 05/16/22 (b)	4,440,439
8,478,589	TransDigm Term Loan F, 4.226%, 06/09/23 (b)	8,474,732

		25,769,257

AUTOMOTIVE - 0.8%
4,711,741	Federal-Mogul Term Loan C, 4.927%, 04/15/21	4,731,365

BROADCASTING - 5.8%
2,992,208	Charter Communications Operating LLC Term Loan E, 3.230%, 07/01/20	3,004,371
3,490,909	Charter Communications Operating LLC Term Loan F, 3.230%, 01/03/21 (b)	3,504,733
2,984,887	Charter Communications Operating LLC Term Loan H, 3.230%, 01/15/22	2,995,722
7,468,498	Charter Communications Operating LLC Term Loan I, 3.476%, 01/15/24 (b)	7,502,704
2,000,000	Cumulus Media Term Loan B, 4.480%, 12/23/20 (b)	1,624,000
12,800,000	iHeartCommunications Extended Term Loan D, 7.976%, 01/30/19 (b)	10,504,000
4,000,000	iHeartCommunications Term Loan E, 8.726%, 07/30/19	3,280,000

		32,415,530

BUILDING MATERIALS - 1.4%
7,979,950	Quikrete Holdings Term Loan B, 3.976%, 11/15/23 (b)	7,971,118

Principal Amount ($)		Value ($)

CHEMICALS - 1.6%
2,500,000	Kraton Polymers Term Loan B, 5.226%, 01/06/22 (b)	2,527,275
6,433,772	Univar USA Term Loan B, 3.976%, 07/01/22 (b)	6,448,344

		8,975,619

CONSUMER PRODUCTS - 2.1%
6,972,481	Pinnacle Foods Term Loan B, 3.076%, 02/02/24 (b)	7,004,590
4,964,987	Revlon Term Loan B, 4.726%, 09/07/23	4,645,987

		11,650,577

ENERGY - 1.8%
6,000,000	Energy Transfer Equity Term Loan, 3.826%, 02/02/24 (b)	5,980,530
4,464,962	Murray Energy Term Loan B-2, 8.546%, 04/16/20 (b)	4,377,516

		10,358,046

FINANCIAL - 4.1%
5,000,000	Avolon Term Loan B-2, 3.962%, 03/21/22	5,038,325
7,445,557	Cushman & Wakefield Term Loan B, 4.447%, 11/04/21	7,445,110
6,170,022	Hub International Term Loan B, 4.422%, 10/02/20	6,194,579
4,500,000	Tempo Acquisition Term Loan B, 4.227%, 05/01/24 (b)	4,515,817

		23,193,831

FOOD & DRUG - 2.8%
6,447,626	Albertson’s Term Loan B-4, 3.992%, 08/25/21	6,360,777
3,990,000	Albertson’s Term Loan B-5, 3.982%, 12/21/22	3,951,756
4,987,500	Albertson’s Term Loan B-6, 4.450%, 06/22/23	4,939,371
203,061	Supervalu Delayed Term Loan B, 4.726%, 06/02/24	197,308
338,435	Supervalu Term Loan B, 4.726%, 06/02/24	328,847

		15,778,059

See accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (continued)

June 30, 2017	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

FOREST PRODUCTS/CONTAINERS - 1.0%
2,475,966	Berlin Packaging LLC Term Loan B, 4.550%, 10/01/21	2,485,053
2,873,139	SIG Combibloc Holdings S.C.A. Initial Dollar Term Loan, 4.226%, 03/11/22	2,897,029

		5,382,082

GAMING/LEISURE - 2.6%
5,432,308	Las Vegas Sands LLC Term Loan B, 3.230%, 03/29/24	5,446,242
3,969,849	MGM Growth Properties Operating Partnership LP Term Loan B, 3.476%, 04/25/23	3,981,520
5,237,975	Station Casinos LLC Term Loan B, 3.710%, 06/08/23	5,237,085

		14,664,847

HEALTHCARE - 9.0%
11,221,875	Change Healthcare Term Loan B, 3.976%, 03/01/24 (b)	11,237,417
4,697,667	CHS/Community Health Systems Term Loan G, 3.952%, 12/31/19 (b)	4,695,858
8,336,379	CHS/Community Health Systems Term Loan H, 4.202%, 01/27/21 (b)	8,330,293
5,581,395	Endo International Term Loan B, 5.500%, 04/29/24	5,642,456
8,478,750	Grifols Term Loan B, 3.436%, 01/31/25 (b)	8,497,912
4,975,000	inVentiv Health Term Loan B, 4.952%, 11/09/23	4,991,592
4,987,500	Mallinckrodt International Finance Term Loan B, 4.046%, 09/24/24 (b)	4,981,266
2,500,000	Quorum Health Initial Term Loan, 7.976%, 04/29/22 (b)	2,517,350

		50,894,144

HOME FURNISHINGS - 1.1%
5,977,500	Serta Simmons Holdings LLC Initial Term Loan, 4.586%, 11/08/23 (b)	5,981,266

INFORMATION TECHNOLOGY - 9.7%
2,000,000	Avaya Term Loan B-3, 5.670%, 10/26/17	1,598,610

Principal Amount ($)		Value ($)

INFORMATION TECHNOLOGY (continued)
1,500,000	Avaya Term Loan B-6, 6.667%, 03/31/18	1,199,820
5,519,764	Avaya Term Loan B-7, 6.417%, 05/29/20	4,430,990
4,886,141	Cengage Learning Term Loan B, 5.339%, 06/07/23	4,629,619
5,989,820	Infor US Term Loan B-6, 3.897%, 02/01/22 (b)	5,959,362
4,962,009	Informatica LLC Term Loan B, 4.647%, 08/06/22	4,965,557
8,333,177	Kronos Term Loan B, 4.560%, 11/01/23	8,399,718
2,186,589	Misys Limited Term Loan B, 4.736%, 06/13/24	2,189,442
4,422,480	Riverbed Technology Term Loan B, 4.480%, 04/25/22	4,364,987
6,483,750	Scientific Games Term Loan B-3, 5.108%, 10/01/21 (b)	6,555,363
4,987,374	Solera LLC Term Loan B, 4.476%, 03/03/23	5,010,141
4,975,693	Veritas US Term Loan B-1, 6.772%, 01/27/23	4,991,242

		54,294,851

MANUFACTURING - 1.6%
4,500,000	Accudyne Industries Refinancing Term Loan, 4.226%, 12/13/19 (b)	4,472,213
4,445,674	Gardner Denver Initial Dollar Term Loan, 4.546%, 07/30/20	4,457,588

		8,929,801

MEDIA/TELECOMMUNICATIONS - 12.9%
10,000,000	Formula One Term Loan B-3, 4.504%, 02/21/24	10,018,750
4,935,119	Getty Images Term Loan B, 4.796%, 10/18/19	4,561,925
7,500,000	Level 3 Term Loan B, 3.479%, 02/22/24 (b)	7,526,363
10,972,500	Sprint Communications Term Loan B, 3.750%, 02/02/24 (b)	10,987,368
3,982,450	UFC Holdings LLC Term Loan B, 4.470%, 08/18/23	3,995,253

6	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

June 30, 2017	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

MEDIA/TELECOMMUNICATIONS (continued)
10,891,991	Univision Communications Initial Term Loan, 3.976%, 03/15/24 (b)	10,696,807
10,000,000	Virgin Media Bristol LLC Term Loan I, 3.909%, 01/31/25 (b)	10,015,000
5,969,925	WideOpenWest Finance LLC Term Loan B, 4.702%, 08/18/23	5,971,984
2,000,000	Zayo Term Loan B-2, 3.716%, 01/19/24	2,005,630
7,000,000	Ziggo Secured Finance Partnership Term Loan E, 3.659%, 04/15/25 (b)	6,986,490

		72,765,570

PRINTING & PUBLISHING - 0.7%
3,979,899	McGraw-Hill Global Education Holdings LLC Term Loan B, 5.226%, 05/04/22	3,922,987

RETAIL - 10.3%
5,744,742	Academy Sports Term Loan B, 5.226%, 07/01/22 (b)	4,480,899
2,992,500	American Builders & Contractors Supply Term Loan B-1, 3.734%, 10/31/23 (b)	3,003,542
8,000,000	Bass Pro Group LLC Term Loan B, 6.296%, 12/15/23 (b)	7,791,520
3,721,792	Belk Term Loan B, 5.905%, 12/12/22	3,178,410
6,000,000	BJ’s Wholesale Club Term Loan B, 4.968%, 02/03/24 (b)	5,829,990
7,719,284	Harbor Freight Tools USA Initial Term Loan, 4.476%, 08/18/23 (b)	7,725,575
6,741,727	Michaels Stores Term Loan B-1, 3.938%, 01/27/23 (b)	6,733,738
7,175,517	Neiman Marcus Group Other Term Loan, 4.339%, 10/25/20	5,417,516
5,959,774	Petco Term Loan B-1, 4.172%, 01/26/23	5,399,555
8,949,303	PetSmart Term Loan B, 4.220%, 03/11/22 (b)	8,355,159

		57,915,904

Principal Amount ($)		Value ($)

SERVICE - 8.2%
3,649,219	ADS Waste Term Loan B, 3.939%, 11/10/23	3,666,498
5,297,158	Advantage Solutions Term Loan B, 4.546%, 07/25/21	5,098,541
5,009,214	Alliant Insurance Initial Term Loan, 4.417%, 08/14/22	5,010,641
6,982,188	Asurion Term Loan B-4, 4.476%, 08/04/22	7,023,627
3,170,517	Brickman Group Holdings Initial Term Loan, 4.217%, 12/18/20	3,177,698
3,642,857	First Data Initial Term Loan, 3.466%, 07/08/22 (b)	3,640,872
4,500,000	First Data Term Loan C, 3.716%, 04/26/24	4,504,815
4,936,281	Trans Union LLC Term Loan B-2, 3.726%, 04/09/23 (b)	4,974,611
7,280,964	Weight Watchers Term Loan B-2, 4.377%, 04/02/20 (b)	7,027,987
1,994,962	WEX Term Loan B, 4.726%, 06/30/23	2,008,269

		46,133,559

TECHNOLOGY - HARDWARE - 0.3%
1,825,581	Zebra Technologies Term Loan B, 3.723%, 10/27/21	1,835,166

TRANSPORTATION - 0.4%
1,984,962	Hertz Term Loan B-1, 3.976%, 06/30/23	1,980,208

UTILITY - 6.1%
4,937,065	Calpine Term Loan B-5, 4.405%, 01/15/24	4,935,658
6,982,500	Dynegy Term Loan C-1, 4.439%, 02/07/24 (b)	6,992,965
2,797,676	Lightstone Holdco LLC Term Loan B, 5.726%, 01/30/24 (b)	2,732,182
174,324	Lightstone Holdco LLC Term Loan C, 5.726%, 01/30/24 (b)	170,243
5,984,887	NRG Energy Term Loan B, 3.546%, 06/30/23 (b)	5,984,139

See accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (concluded)

June 30, 2017	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

UTILITY (continued)
21,000,000	Texas Competitive Electric Holdings Company LLC Escrow Loan, (Extending) (c)	52,500
5,000,000	Texas Competitive Electric Holdings Company LLC Escrow Loan, (Non-Extending) (c)	12,500
8,321,637	Vistra Operations Company LLC Term Loan B, 3.976%, 08/04/23 (b)	8,259,266
1,907,454	Vistra Operations Company LLC Term Loan C, 3.976%, 08/04/23 (b)	1,893,158
3,502,149	Vistra Operations Company LLC Term Loan B-2, 4.467%, 12/14/23 (b)	3,506,317

		34,538,928

	Total US Senior Loans (Cost $504,983,048)	500,082,715

Foreign Domiciled Senior Loans (a) - 5.0%

CANADA - 1.0%
USD
2,447,709	Concordia Healthcare Initial Dollar Term Loan, 5.501%, 10/21/21	1,835,782
3,658,464	Husky International Term Loan B, 4.476%, 06/30/21	3,678,824

		5,514,606

FRANCE - 0.9%
USD
4,989,975	Numericable Term Loan B-10, 4.422%, 01/14/25 (b)	4,986,707

LUXEMBOURG - 1.6%
USD
9,500,000	Intelsat Term Loan B-2, 4.000%, 06/30/19	9,433,215

MARSHALL ISLANDS - 0.8%
USD
6,966,488	Seadrill Partners Term Loan B, 4.296%, 02/21/21 (b)	4,472,485

NETHERLANDS - 0.7%
USD
4,005,177	Tronox Pigments Term Loan B, 4.796%, 03/19/20	4,032,713

	Total Foreign Domiciled Senior Loans (Cost $29,048,712)	28,439,726

Number of Rights		Value ($)

Rights - 0.1%

UNITED STATES - 0.1%
431,587	Texas Competitive Electric Holdings Company LLC (d)*	510,783

	Total Rights (Cost $1,178,330)	510,783

Total Investments - 94.0%		529,033,224

(Cost $535,210,090)
Other Assets & Liabilities, Net - 6.0%		33,476,636

Net Assets - 100.0%		562,509,860

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Highland/iBoxx Senior Loan ETF (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise denoted as a fixed rate loan, all senior loans carry a variable interest rate.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. The rate shown represents the weighted average rate at June 30, 2017. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	The issuer is, or is in danger of being, in default of its payment obligation. Full income is not being accrued, although adequate protection payments are being made in certain cases.
(d)	No expiration date.
*	Non-income producing security.

LLC — Limited Liability Company
LP — Limited Partnership
USD — United States Dollars

Foreign Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Chemicals	0.7%
Energy	0.8%
Healthcare	0.3%
Manufacturing	0.6%
Media/Telecommunications	2.6%

5.0%

8	See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2017	Highland/iBoxx Senior Loan ETF

($)
Assets:
Total Investments, at value (cost $535,210,090)	529,033,224
Cash	50,246,703
Receivable for:
Fund shares sold	62,514,001
Investments sold	42,672,957
Dividends and interest	1,524,456
Investment adviser (Note 4)	16,569
Prepaid expenses	18,541

Total assets	686,026,451

Liabilities:
Payable for:
Investments purchased	123,325,335
Administration fees (Note 4)	31,398
Audit fees	23,554
Transfer agent fees	3,888
Trustees’ fees (Note 4)	704
Accrued expenses and other liabilities	131,712

Total liabilities	123,516,591

Net Assets	562,509,860

Composition of Net Assets:
Paid-in capital	588,739,418
Accumulated net realized loss on investments	(20,052,692)
Net unrealized depreciation on investments	(6,176,866)

Net Assets	562,509,860

Shares outstanding (unlimited authorization — no par value)	30,600,000
Net asset value, per share (Net assets/shares outstanding)	18.38

See accompanying Notes to Financial Statements.	9

STATEMENT OF OPERATIONS

For the year ended June 30, 2017	Highland/iBoxx Senior Loan ETF

($)
Investment Income:
Interest income	23,184,043
Dividend income	116,044

Total investment income	23,300,087

Expenses:
Investment advisory fees (Note 4)	2,025,394
Administration fees (Note 4)	342,488
Trustees’ fees (Note 4)	89,404
Legal fees	224,431
Licensing fees	168,193
Printing fees	109,458
Pricing fees	88,010
Custodian fees	86,656
Audit fees	30,733
Transfer agent fees	19,020
Registration fees	15,074
Other	143,563

Total operating expenses	3,342,424

Fees and expenses waived by Investment Adviser (Note 4)	(866,942)

Net operating expenses	2,475,482

Net investment income	20,824,605

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(9,495,227)
Net change in unrealized appreciation (depreciation) on investments	8,135,532

Net realized and unrealized loss on investments	(1,359,695)

Net increase in net assets resulting from operations	19,464,910

10	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland/iBoxx Senior Loan ETF

	Year Ended June 30, 2017 ($)	Year Ended June 30, 2016 ($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment income	20,824,605	13,564,585
Net realized loss on investments	(9,495,227)	(7,208,438)
Net change in unrealized appreciation/(depreciation) on investments	8,135,532	(7,209,329)

Net increase (decrease) in net assets resulting from operations	19,464,910	(853,182)

Distributions Declared to Shareholders
From net investment income	(20,889,862)	(13,499,328)
From return capital	(13,013)	—

Total distributions declared to shareholders	(20,902,875)	(13,499,328)

Share Transactions
Subscriptions	506,752,943	123,447,748
Redemptions	(334,098,429)	(42,172,777)

Net increase from share transactions	172,654,514	81,274,971

Total increase in net assets	171,216,549	66,922,461

Net Assets:
Beginning of year	391,293,311	324,370,850

End of year	562,509,860	391,293,311

Undistributed net investment income	—	65,257

Changes in Shares
Subscriptions	27,300,000	6,700,000
Redemptions	(18,000,000)	(2,300,000)

Net increase	9,300,000	4,400,000

Amount	designated as “—” is $0.

See accompanying Notes to Financial Statements.	11

FINANCIAL HIGHLIGHTS

Highland/iBoxx Senior Loan ETF

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended 06/30/17		For the Year Ended 06/30/16	For the Year Ended 06/30/15		For the Year Ended 06/30/14	For the Period Ended 06/30/13(a)

Net Asset Value, Beginning of Year/Period	$18.37		$19.19	$19.94		$19.93	$20.00
Income from Investment Operations:
Net investment income(b)	0.86		0.81	0.76		0.93	0.73
Net realized and unrealized gain (loss)	0.01		(0.82)	(0.75)		0.08	(0.13)

Total from investment operations	0.87		(0.01)	0.01		1.01	0.60
Less Distributions Declared to Shareholders:
From net investment income	(0.86)		(0.81)	(0.76)		(0.93)	(0.67)
From net realized gains	—		—	—		(0.06)	—
From return of capital	(0.00	)(h)	—	(0.00	)(h)	(0.01)	—

Total distributions declared to shareholders	(0.86)		(0.81)	(0.76)		(1.00)	(0.67)
Net Asset Value, End of Year/Period	$18.38		$18.37	$19.19		$19.94	$19.93
Market Price, End of Year/Period	$18.39		$18.38 (i)	$19.23	(i)	$19.93 (i)	$19.96	(i)
Total return(c)	4.78%		0.02%	0.09%		5.19%	3.04	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year/period (000s)	$562,510		$391,293	$324,371		$199,367	$89,672
Gross operating expenses(f)	0.74%		0.77%	0.73%		0.92%	1.62	%(d)
Net investment income	4.62%		4.39%	3.90%		4.68%	5.60	%(d)
Portfolio turnover rate	115%		51%	9%		35%	38	%(e)

(a)	The Highland/iBoxx Senior Loan ETF commenced operations on November 6, 2012.
(b)	Per share data was calculated using average shares outstanding for the period.
(c)	Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Annualized.
(e)	Not annualized.
(f)	Supplemental expense ratios are shown below:

	For the Year Ended 06/30/17	For the Year Ended 06/30/16	For the Year Ended 06/30/15	For the Year Ended 06/30/14	For the Period Ended 06/30/13(a)

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.55%	0.55%	0.55%	0.55%	0.55	%(d)

(g)	Total return is for the period indicated and is not annualized.
(h)	Amount represents less than $0.01 per share.
(i)	The Market Price has not been previously audited.
Amounts	designated as “—” are $0.

12	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2017	Highland/iBoxx Senior Loan ETF

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with six portfolios, each of which is non-diversified. The financial statements herein are those of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund is a non-diversified exchange-traded fund (“ETF”). The financial statements of the remaining funds of the Trust are presented separately.

Investment Objective

The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Underlying Index”).

Fund Shares

Shares of the Fund are listed and traded on National Association of Securities Dealers Automatic Quotation System, Inc. (“NASDAQ”). Market prices for the shares of the Fund may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 100,000 shares for the Fund. Once created, shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange, NASDAQ or other nationally recognized exchange use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotation will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Investments in mutual funds are valued at their respective net asset values as determined by those mutual funds each business day. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) has determined generally have the capability to provide appropriate pricing services and have been approved by the Board.

Securities for which market quotations are not readily available and for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. Determination of fair value

Annual Report	13

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland/iBoxx Senior Loan ETF

is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact on the Fund.

The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of the end of the reporting period because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2017, the Fund’s investments consisted of senior loans and rights. The fair value of the Fund’s loans is generally based on quotes received from brokers or independent pricing services. Loans with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

14	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland/iBoxx Senior Loan ETF

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value of the security at the end of the period. A summary of the levels of inputs used to value the Fund’s assets as of June 30, 2017 is as follows:

	Total Market Value at 06/30/17	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland/iBoxx Senior Loan ETF
Assets
US Senior Loans*	$500,082,715	$—	$500,082,715	$—
Foreign Domiciled Senior Loans*	28,439,726	—	28,439,726	—
Rights*	510,783	510,783	—	—

Total	$529,033,224	$510,783	$528,522,441	$—

*	Please refer to the Investment Portfolio for industry/country breakout.

Amounts	designated as “—” are $0

For the year ended June 30, 2017, there were no transfers within the Fund between Level 1, Level 2 or Level 3. At June 30, 2017, and during the year then ended, there were no Level 3 investments.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash and Cash Equivalents

The Fund considers liquid assets deposited with a bank, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Creation Units

Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units of the Fund may only be purchased or redeemed directly from the Fund by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments.

Annual Report	15

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland/iBoxx Senior Loan ETF

U.S. Federal Income Tax Status

The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that it should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior tax year), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions to Shareholders

The Fund intends to pay distributions from net investment income, if any, on a monthly basis. The Fund intends to pay net realized capital gains, if any, on an annual basis.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2017, permanent differences chiefly resulting from return of capital, were identified and reclassified among the components of the Fund’s net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
Highland/iBoxx Senior Loan ETF	$13,013	$—	$(13,013)

These reclassifications have no effect on net asset value per share.

The tax character of distributions paid during the prior two fiscal years ended June 30, was as follows:

	Distributions paid from:
	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Highland/iBoxx Senior Loan ETF
2017	$20,889,862	$—	$13,013
2016	13,499,328	—	—

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of June 30, 2017, the Fund’s most recent tax year end, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Highland/iBoxx Senior Loan ETF	$(19,237,032)	$(6,992,526)	$—	$—

Under the Regulated Investment Company Modernization Act of 2010, Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions as of June 30, 2017 are as follows:

	Short-Term Loss	Long-Term Loss	Total
Highland/iBoxx Senior Loan ETF	$11,991,166	$7,245,866	$19,237,032

For federal income tax purposes, the cost of securities owned at June 30, 2017, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for federal income tax purposes in the current period and have been deferred for use in future periods.

Unrealized appreciation and depreciation at June 30, 2017, based on cost of investments for U.S. federal income tax purposes was:

	Gross Appreciation	Gross Depreciation	Net Depreciation	Cost
Highland/iBoxx Senior Loan ETF	$2,198,730	$(9,191,256)	$(6,992,526)	$536,025,750

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland/iBoxx Senior Loan ETF

Note 4. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees

The Investment Adviser receives from the Fund monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of the Fund, at the annual rate of 0.45%.

“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Administration Fees

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. For its services under the Administration Agreement, the Administrator receives a monthly administration fee from the Fund, calculated and assessed in arrears based on the aggregate net assets of the Fund, subject to an annual minimum fee. For the year ended June 30, 2017, the Fund paid $342,488 for these services.

Service and Distribution Fees

SEI Investments Distribution Co. (the “Distributor) serves as the Fund’s underwriter and distributor of shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all cost of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under Federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2017, and may not be terminated prior to this date without the action or consent of the Board. Under the Expense Cap, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

As of June 30, 2017, pursuant to the above, fees previously waived and reimbursed by the Investment Adviser that may be subject to possible future reimbursement to the Investment Adviser were as follows:

	Expiring Fiscal Years Ended June 30,
	2018	2019	2020
Highland/iBoxx Senior Loan ETF	$526,374	$662,390	$866,942

During the year ended June 30, 2017, the Investment Adviser did not recoup any amounts previously waived or reimbursed and $490,642 of fees previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, which are each advised by the Investment Adviser or its affiliated advisers as of the date of this report. Although the Fund believes that Mr. Powell is technically no longer an “interested person” of the Fund, in light of his previous employment and the possibility that he may provide consulting services to the Investment Adviser and affiliates of the Investment Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an “interested person” of the Fund. Therefore, the Fund intends to treat Mr. Powell as an “interested person” of the Fund for all purposes other than compensation and the Trust’s Code of Ethics (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until December 4, 2017 (the second anniversary of his resignation). The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser.

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland/iBoxx Senior Loan ETF

Expedited Settlement Agreement

On June 15, 2017, the Fund entered into an Expedited Settlement Agreement with a major dealer in the floating rate loan market, pursuant to which the Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Expedited Settlement Agreement”). The Expedited Settlement Agreement is designed to reduce settlement times from the standard seven days to three days for eligible loans. For the year ended June 30, 2017, the Fund paid $4,852 to the dealer as part of the Expedited Settlement Agreement.

While the Expedited Settlement Agreement is intended to provide the Fund with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Expedited Settlement Agreement or other methods for expediting settlements will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Note 5. Portfolio Information

For the year ended June 30, 2017, the cost of purchases and the proceeds from sales of the Fund’s portfolio securities amounted to the following:

	U.S. Government Securities*		Other Securities
	Purchases	Sales	Purchases	Sales
Highland/iBoxx Senior Loan ETF	$—	$—	$865,684,903	$526,020,086

*	The Fund did not have any purchases or sales of U.S. Government Securities or other short term investments for the year ended June 30, 2017.

Note 6. Indemnification

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may rise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk

Investments rated below investment grade are commonly referred to as “high yield securities” or “junk securities”. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Investments in high-yield securities may result in greater NAV fluctuation than if the Fund did not make such investments.

Corporate debt obligations, including senior loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to a Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of a Fund.

Debt Securities and Leveraged Loans Risk

The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Such changes may be greater among debt securities with longer maturities. Leveraged loans are subject to the same risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws and, as a result, as a purchaser of these instruments, we may not be entitled to the antifraud protections of the federal securities laws. In the course of investing in such instruments, we may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, we may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for us to do so. Alternatively, we may choose not to receive material nonpublic information about an issuer of such loans, with

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland/iBoxx Senior Loan ETF

the result that we may have less information about such issuers than other investors who transact in such assets.

Focused Investment Risk

The Fund’s investments in senior loans arranged through private negotiations between a borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of borrowers can negatively affect financial services companies.

Illiquid Securities Risk

The Adviser may not be able to sell illiquid securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging markets securities in particular, are subject to greater liquidity risk.

Industry Concentration Risk

Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and a Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Lender Liability Risk

A number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional lender has violated a duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Investments Adviser could be subject to such liability.

Non-Diversification Risk

Due to the nature of the Fund’s investment strategy and its non-diversified status, it is possible that a material amount of the Fund’s portfolio could be invested in the securities of one or a few issuers. Investing a significant portion of the Fund’s portfolio in any one or a few issuers may result in the Fund’s shares being more sensitive to the economic results of those few issuers.

Non-Payment Risk

Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares.

Ongoing Monitoring Risk

On behalf of the several lenders, the agent generally will be required to administer and manage the senior loans and, with respect to collateralized senior loans, to service or monitor the collateral. Financial difficulties of agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower.

Regulatory Risk

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

Senior Loans Risk

The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the Fund’s income. The volume and frequency of secondary market trading in such loans varies significantly

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017	Highland/iBoxx Senior Loan ETF

over time and among loans. Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated.

Note 8. Credit Agreement

Effective November 2, 2012, the Fund entered into an unsecured credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company. The Credit Agreement expired on March 20, 2017 and was not renewed. Prior to expiration, interest was charged at a rate equal to LIBOR plus 1.25%, with a commitment fee of 0.25% on the undrawn amount.

For the year ended June 30, 2017, the Fund did not have any outstanding borrowings.

Note 9. New Accounting Pronouncements

In January 2016, the FASB issued Accounting Standards Update 2016-01, Financial Instruments (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities. The amendments in this update makes improvements to the requirements for accounting for equity investments and simplifying the impairment assessment of equity investments. For public entities this update will be effective for fiscal years beginning after December 15, 2017. For all other entities, this update will be effective for fiscal years beginning after December 31, 2018, and for interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements and disclosures.

In March 2016, the FASB issued Accounting Standards Update 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments. The amendments in this update clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. For public entities this update will be effective for interim periods and fiscal years beginning after December 15, 2016. For all other entities, this update will be effective for fiscal years beginning after December 31, 2017, and for interim periods within fiscal years beginning after December 15, 2018. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements and disclosures.

In August, 2016, the FASB issued Accounting Standards Update 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Receipts and Cash Payments. The

amendments in this update address eight specific issues, where there has been diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows under Topic 230. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements and disclosures.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. The Investment Adviser is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and disclosures.

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. In addition, Accounting Standards Updated 2016-18 must be adopted at the same time as Accounting Standards Updated 2016-15. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements and disclosures.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (concluded)

June 30, 2017	Highland/iBoxx Senior Loan ETF

technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements and disclosures.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements and disclosures.

At this time management is evaluating the implications of these ASU’s and their impact on the financial statement disclosures has not yet been determined.

Note 10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Annual Report	21

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Board of Trustees and Shareholders

Highland Funds I:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Highland/iBoxx Senior Loan ETF, a series of Highland Funds I, as of June 30, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Highland/iBoxx Senior Loan ETF for each of the years or periods in the period from November 6, 2012 (commencement of operations) to June 30, 2015, were audited by other auditors whose report thereon, dated August 28, 2015, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Highland/iBoxx Senior Loan ETF as of June 30, 2017, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

August 29, 2017

22	Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2017	Highland/iBoxx Senior Loan ETF

Tax Information

For shareholders that do not have a June 30, 2017 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2017 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2017, the Fund is designating the following items with regard to distributions paid during the year.

Return of Capital	Ordinary Income Distribution	Total Distributions	Qualifying for Corporate Dividends Receivable Deduction*	Qualifying Dividend Income (15% Tax Rate for QDI)**	Interest Related Dividends***
0.06%	99.94%	100.00%	0.56%	0.56%	89.15%

*	The percentage in this column represents the amount of “Qualifying for Corporate Receivable Deduction Dividends” and is reflected as a percentage of ordinary income distributions.
**	The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of the Fund to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending June 30, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.
***	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions exempt from U.S. withholding tax when paid to foreign investors.

Additional Portfolio Information

Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the bid and the ask on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares, because shares are bought and sold at current Market Prices. Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. Further information regarding premiums and discounts for the Fund is available on the Fund’s website at www.highlandfunds.com The Investment Adviser and its affiliates manage other accounts, including private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each are allocated in a manner believed by the Investment Adviser to be equitable over time. The Investment Adviser may aggregate orders, which may include orders for accounts in which the Investment Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Adviser in a manner designed to be equitable and consistent with the Investment Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

Annual Report	23

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2017	Highland/iBoxx Senior Loan ETF

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2017 through June 30, 2017, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Annualized Expense Ratios	Expenses Paid During Period*
Highland/iBoxx Senior Loan ETF
Actual Fund Return	$1,000.00	$1,005.20	0.55%	$2.73
Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the hypothetical six-month period, multiplied by 181/365 (to reflect the one-half year period).

24	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2017	Highland/iBoxx Senior Loan ETF
Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee[2]	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources since July 2012 at Cairn University.	23	None	Significant experience on this board of directors/trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor BW Consulting LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	23	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Annual Report	25

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2017	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012.	23

Trustee of ARC Realty Finance

Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc.; Trustee of

Realty Capital Income Funds Trust; Director of American Realty Capital

Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors (July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc. (January 2014 to April 2016); Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.

						Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

26	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2017	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	23	Manager of Turtle Bay Resort, LLC	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

Annual Report	27

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2017	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer from June 2012 until December 2015.

President and Founder of Impact Shares LLC

(a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I (“HFI”) and Highland Funds II (“HFII”) from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.

				23	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

28	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2017	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

J. Bradley Ross (5/13/1959)	President and Principal Executive Officer	Indefinite Term; President and Principal Executive Officer since December 2015	Principal Executive Officer of HFI and HFII since December 2015; President of Highland Capital Funds Distributor, Inc. (“HCFD”) since February 2014; President of HCMFA since June 2012; Member of the Sales Force Marketing Committee of the Investment Company Institute since 2003; Executive Vice President and National Sales Director of Ivy Funds from 2003 until June 2012.

Brian Mitts (8/26/1970)	Secretary; Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Secretary; Principal Financial Officer and Principal Accounting Officer since May 2015.	Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November 2010; Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until May 2015; Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Principal Financial Officer and Principal Accounting Officer of NexPoint Real Estate Strategies Fund since March 2016; Chief Operating Officer of HCFD since November 2013; Chief Operations Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of HFI and HFII since May 2015; Principal Financial Officer and Principal Accounting Officer of HFI since November 2010 and of HFII since February 2011; Treasurer of HFI from November 2010 until May 2015 and of HFII from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since May 2015.	Treasurer of Acis Capital Management, L.P. since February 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since May 2015 and Treasurer of NexPoint Real Estate Strategies Fund since March 2016.

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since March 2017.	Assistant Treasurer of HFI, HFII, NHF, NexPoint Capital, Inc. and NexPoint Real Estate Strategies Fund since March 2017; Chief Accounting Officer at HCM since December 2011.

Annual Report	29

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2017	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Dustin Norris (1/6/1984)	Assistant Secretary	Indefinite Term; Assistant Secretary since March 2017.	Chief Product Strategist at HCMFA since September 2015, Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NHF since December 2015; Assistant Secretary of Highland Funds I since March 2017; Assistant Treasurer of Highland Funds I and Highland Funds II from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund since March 2016; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

1	On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
2	The “Highland Fund Complex” consists of NHF, each series of HFI, each series of HFII, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund, NexPoint Healthcare Opportunities Fund, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.
3	Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of May 31, 2017, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $1.0 million from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.
In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.
4	Effective December 4, 2015, Mr. Powell resigned from his position with the Adviser. Although the Trust believes that Mr. Powell is technically no longer an interested person of the Trust, in light of his previous employment and the possibility that he may provide consulting services to the Adviser and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Trust. Therefore, the Trust treats Mr. Powell as an Interested Trustee of the Trust for all purposes other than compensation and the Fund’s code of ethics (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until at least December 4, 2017 (the second anniversary of his resignation).

30	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

State Street Bank and Trust Company

One Heritage Drive, 1st Floor

Quincy, MA 02171

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Independent Registered Public

Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report has been prepared for shareholders of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-855-799-4757 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30th are available (i) without charge, upon request, by calling 1-855-799-4757 and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q, upon request and without charge, by visiting the Fund’s website at www.highlandfunds.com or by calling 1-855-799-4757.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-855-799-4757.

Annual Report	31

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One Heritage Drive, 1st Floor

North Quincy, MA 02171

Highland/iBoxx Senior Loan ETF	Annual Report June 30, 2017

www.highlandfunds.com	HFI-SNLN-AR-0617

Item 2.	Code of Ethics.

(a)	Highland Funds I (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee (the “Audit Committee”) of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $419,200 for the fiscal year ended June 30, 2016 and $452,500 for the fiscal year ended June 30, 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $27,500 for the fiscal year ended June 30, 2016 and $0 for the fiscal year ended June 30, 2017. Such services related to semi-annual and valuation work.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $49,500 for the fiscal year ended June 30, 2016 and $49,500 for the fiscal year ended June 30, 2017. Such services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended June 30, 2016 and $16,224 for the fiscal year ended June 30, 2017. Amounts billed for the fiscal year ended June 30, 2017 related to an engagement to assess aspects of the valuation process of each series of the Registrant (each series, a “Fund”).

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. (As used below, the term “Funds” includes the Registrant.)

The Audit Committee shall:

(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Funds’ independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Funds and all non-audit services to be provided by the independent auditors to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	review and consider whether the independent auditors’ provision of any non-audit services to the Funds, the Funds’ investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $305,000 for the fiscal year ended June 30, 2016 and $65,724 for the fiscal year ended June 30, 2017.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee, the Audit and Qualified Legal Compliance Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Timothy K. Hui

Bryan A. Ward

Item 6.	Investments.

(a)    Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report filed under Item 1 of this form.

(b)    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

(a)    The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)    Not applicable.

(b)    Not applicable.

Item 13.	Exhibits.

(a)(1)    The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)    Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)    Not applicable.

(b)    Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS I

By (Signature and Title):	/s/ J. Bradley Ross
J. Bradley Ross
President and Principal Executive Officer

Date: September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J. Bradley Ross
J. Bradley Ross
President and Principal Executive Officer

Date: September 6, 2017

By (Signature and Title):	/s/ Brian Mitts
Brian Mitts
Secretary, Principal Financial Officer and Principal Accounting Officer

Date: September 6, 2017